UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-21673

The AllianceBernstein Pooling Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph. J Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2008

Date of reporting period: August 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Pooling Portfolios

U.S. Value

U.S. Large Cap Growth

Global Real Estate Investment

International Value

International Growth

Small-Mid Cap Value

Small-Mid Cap Growth

Global Value

Global Research Growth

Short Duration Bond

Intermediate Duration Bond

Inflation-Protected Securities

High-Yield

August 31, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 24, 2008

This report provides management’s discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the annual reporting period ended August 31, 2008.

The tables on pages 28–40 show each Portfolio’s performance for the six- and 12-month periods ended August 31, 2008, compared to their respective benchmarks. Additional performance can be found on pages 41–44. Each Portfolio’s benchmark is as follows: U.S. Value Portfolio—Russell 1000 Value Index; U.S. Large Cap Growth Portfolio—Russell 1000 Growth Index; Global Real Estate Investment Portfolio—Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts (NAREIT) Global Index; International Value Portfolio—Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; International Growth Portfolio—MSCI EAFE Growth Index; Small-Mid Cap Value Portfolio—Russell 2500 Value Index; Small-Mid Cap Growth Portfolio—Russell 2500 Growth Index; Global Value Portfolio—MSCI World Index; Global Research Growth Portfolio—MSCI World Index; Short Duration Bond Portfolio—Merrill Lynch (ML) 1-3 Year Treasury Index; Intermediate Duration Bond Portfolio—Lehman Brothers (LB) U.S. Aggregate Index; Inflation-Protected Securities Portfolio—LB 1-10 Year Inflation-Protected Securities (TIPS) Index; High-Yield Portfolio—LB U.S. High Yield 2% Issuer Cap Index.

U.S. Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that AllianceBernstein L.P.’s (the “Adviser’s”) Bernstein unit (“Bernstein”) determines are undervalued, using a fundamental value approach. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of U.S. companies.

Investment Results

The Portfolio underperformed the benchmark, the Russell 1000 Value Index, for both the six- and 12-month periods ended August 31, 2008; the Portfolio and the benchmark posted negative returns for both time frames. For the 12-month period, the Portfolio’s underperformance was due primarily to negative security selection in the financials, energy and consumer cyclical sectors. The Portfolio’s underweight in the outperforming utilities, transportation and energy sectors also detracted from performance during the reporting period. Positively affecting performance was security selection in the technology/electronics sector and an overweight in the outperforming industrial commodities sector.

For the six-month period ended August 31, 2008, the Portfolio’s underperformance was due primarily to negative security selection in the financials, energy, consumer cyclicals and capital equipment sectors. Also detracting from performance during

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	1

the period was an underweight in the outperforming utilities sector. Positively affecting the Portfolio’s performance was security selection in the technology/electronics sector and an underweight in the underperforming capital equipment sector.

Market Review and Investment Strategy

U.S. equities declined over the 12-month period ended August 31, 2008, as measured by the Russell 1000 Value Index, which returned -14.66%. After an extended period of unusual calm, volatility returned to the market in the second half of 2007. Declining U.S. home prices and surging mortgage delinquencies quickly spread to securities backed by high-risk home loans and the broader credit market. The troubles quickly cascaded into virtually every type of asset around the world as investors began to fear a systemic failure in the financial system.

Corporate losses from the credit crunch reached billions of dollars, fueling worries that the crisis would take a toll on the global economy. The U.S. Federal Reserve (the “Fed”) and other central banks responded, taking dramatic actions to restore stability and encourage economic growth. Those actions began to show results by the end of the first quarter of 2008, and investors appeared to regain a measure of confidence as equity markets staged a short-lived, modest recovery.

But some significant doubts remain, in part because over a year later, the financial sector continues to suffer heavy credit-related losses. Consumers are also feeling the pain of record-high oil and food prices—and if higher prices spread to other products, it may limit the ability of central banks to respond to further setbacks.

The Portfolio’s U.S. Value Investment Policy Group (the “Group”) strives to keep portfolio risk in-line with the value opportunities it identifies. Recent market volatility has inflicted pain on investors. But the Group’s research suggests that markets often overreact to controversies, creating investment opportunities. Backed by the Adviser’s extensive research effort, the Group continues to monitor the market for value opportunities in which a stock’s low valuation exaggerates the company’s difficulties.

U.S. Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a relatively small number of large, intensively researched U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap U.S. companies. The Portfolio normally will invest in common stocks of companies with

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market capitalizations of at least $5 billion at the time of purchase. The Adviser looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

Investment Results

The Portfolio underperformed the benchmark, the Russell 1000 Growth Index, for the 12-month period ended August 31, 2008; the Portfolio and the benchmark had negative returns for the period. The Portfolio’s underperformance was primarily due to adverse stock selection within the financials and information technology sectors. Additionally, weak stock selection in the energy sector detracted from overall performance. Health care and materials were the two leading contributing sectors, due primarily to stronger stock selection, although overweighting these outperformers also added to relative returns. From a sector-allocation perspective, an underweight in consumer staples and an overweight in financials accounted for the greatest loss relative to the benchmark, and a significant underweight in the underperforming consumer discretionary sector was the leading contributor to performance.

For the six-month period ended August 31, 2008, the Portfolio underperformed the benchmark; both posted negative returns for the period. The Portfolio lost the most ground in the financials sector, as weak stock selection and a moderate overweight in this underperforming sector detracted from performance. The Portfolio also lagged the benchmark in the information technology sector due to weaker stock selection. Meanwhile, health care was the largest contributing sector for the period, due to both strong stock selection and an overweight in this outperforming sector. Gains within the consumer discretionary, energy and consumer staples sectors were also beneficial.

Market Review and Investment Strategy

For the 12-month period ended August 31, 2008, U.S. equity markets were down significantly according to the S&P 500 Stock Index, which posted returns of -11.14%. For the six-month period markets were mixed, as the S&P 500 returned -2.57%. Growth stocks outperformed value stocks during both six- and 12-month periods. The first quarter of 2008 was tumultuous for the U.S. stock market, as fear of the financial crisis and its potential impact on the global economy hurt both equity and credit markets. After the decline in stock prices in the first quarter, the U.S. Large Cap Growth Team (the “Team”) focused on investing the Portfolio in companies with the strongest fundamentals, where the market had become indiscriminately negative. However, the Team continued to incorporate concerns about the slowing economy and a challenged U.S. consumer into the construction of the Portfolio, with underweights in consumer discretionary and credit-sensitive financial stocks.

These shifts served the Portfolio well in the second quarter of 2008, allowing the Portfolio to outperform the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	3

benchmark during this period. Performance for the Portfolio deteriorated during the months of July and August with the resurgence of market turmoil. However, most of the companies in the Portfolio met or exceeded earnings expectations for the second quarter and provided solid guidance. The Team believes the market may ultimately reward these stocks on a relative and absolute basis once the market recovers from its near-panic conditions to one where fundamentals matter. Growth equities continue to be attractively valued as valuations of growth equities remain near historic lows.

Global Real Estate Investment

Portfolio

Investment Objective and Policies

The Portfolio seeks total return from a combination of income and long-term growth of capital. The Portfolio invests primarily in equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio’s investment policies emphasize investment in real estate companies Bernstein believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are col-

lateralized by and payable from, mortgage loans secured by real property. The Portfolio has many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market.

Investment Results

The Portfolio outperformed the benchmark, the FTSE EPRA NAREIT Global Index, for the six- and 12-month periods ended August 31, 2008, though both the Portfolio and the benchmark had negative returns. Performance versus the benchmark for both periods was driven by favorable security selection, country and sector exposure.

For the 12-month period ended August 31, 2008, the Portfolio’s U.S. health care positions contributed to relative performance, as investors’ fears of the impact of U.S. housing declines on seniors’ enrollment in assisted living and nursing home facilities diminished. Facility occupancies have stabilized and business fundamentals are solid. U.S. niche investments also contributed to performance for the annual period. During the period, security selection in Japan, Australia and Hong Kong lagged the benchmark. In these regions, companies that combine development activities with more stable rental property business detracted from relative performance, as low risk appetite prevailed in the global equity markets and investors, fearing the impact of a global liquidity squeeze, were particularly anxious about development strategies where

4	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

cash flows were less reliable than in the own-to-lease businesses.

For the six-month period ended August 31, 2008, global economic growth experienced a marked deceleration. The financial crisis continued to evolve and began to inflict damage on the real economy beyond U.S. residential development—which was the sector affected first. The contagion of the crisis to credit and equity markets around the world continued. It is not possible to determine the ultimate impact of the crisis on real estate fundamentals; however, the REIT Investment Policy Group (the “Group”) has continued to position the Portfolio to withstand a prolonged period of weakened economic growth and reduced liquidity availability.

Security selection in Australia, Japan and the U.S. drove relative performance for the six-month period ended August 31, 2008. In the U.S., the Group has been able to identify attractively valued companies in niche market segments, where fundamentals are stronger and cash flows may be relatively more resilient. For example, the Group holds and overweights a position in a company that invests, repositions and develops data-center specialized real estate. This space demands custom structural design, power supply and climate control. One additional niche property segment that performed well during the quarter was timber REITs. While lumber mills have reduced purchases of timber, paper-makers still need logs to feed paper and pulp production. The Portfolio’s largest timber REIT holding also exports specialized pulp, which has a very strong demand in the Asian markets. These positions—in data services and timber—were contributors in the six-month period ended August 31, 2008.

The Portfolio’s investments in Japan had a mixed performance. Performance contribution from a developer’s overweight position was offset by underweight positions in two top developer names, which performed well. The Portfolio owned these at an underweight because of their less attractive valuation. Overall, Japanese office property fundamentals are stable in Tokyo, the largest and most important office market in this country and the Group has positioned the Portfolio to be exposed to this city and segment of the market. In particular, Tokyo’s “Five Wards” have shown resilience with occupancy rates remaining high and passing rents for property owners remaining stable. The Portfolio has invested in both developers and REITs. REITs enjoy the stable environment described and the developers have both exposure to investment properties with stable rental streams and high-end development projects that will be delivered into a market with a high rate of occupancy and shortage of new buildings.

For the six-month period ended August 31, 2008, key detractors from Portfolio performance were some of the Hong Kong, Australian and U.S. investments that had exposure to development businesses. These companies were penalized by the market on the expectation that they

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	5

will suffer volume declines during the current economic downturn. While the Group is of a view that earnings would be weaker in the near future, the strength of these companies’ franchises and balance sheets should support their ability to navigate successfully through the downturn. One of the weaker performers was an Australian developer with a global business platform. This company was viewed as vulnerable due to their exposure to U.K. and U.S. retail and residential community development. However, with a strong brand name, reputation for development excellence, diversified book of business and strong balance sheet, this company is well positioned to withstand the credit downturn.

Market Review and Investment Strategy

During the six-month period ended August 31, 2008, the FTSE EPRA NAREIT Global Index declined -9.37%. The decline in global real estate markets was also pronounced for the 12-month period ended August 31, 2008, with the benchmark returning -18.96%.

During the latter part of the 12-month period, concerns about the impact of a credit cycle downturn on consumers, economic growth and real estate valuations dominated capital-markets sentiment and contributed to high real estate equity volatility. During the six-month period ended in August 31, 2008, commercial real estate equity markets continued to be under pressure and posted a negative total return. During this period, the U.S. and global economies began to slow down under the weight of U.S. residential subprime mortgage defaults, which have impacted lenders and intermediaries’ balance sheets in North America and Europe. The credit squeeze has been felt across global markets. The cost of borrowing has increased and the availability of credit has diminished across most markets.

U.S. and global commercial real estate, while not immune to the slowdown in the economy and credit cycle, is, in the Group’s view, better placed in terms of fundamentals than the U.S. residential sector. For close to a decade, housing starts (that is, the timing that construction on a planned housing unit breaks ground, or the time when the physical aspect of constructing a housing unit begins) in the U.S. exceeded natural demand: as a result, a significant inventory surplus of residential homes must now be absorbed. The inventory overhang has resulted in price declines in residential homes at the national level for the first time since averages have been recorded. In contrast, commercial real estate developers began to scale back developments in the U.S. when credit problems emerged last summer, making excess supply far less an issue for this sector.

While fundamentals vary by region of the world, in general, new commercial real estate construction in this cycle has been subdued, partly due to high construction costs. As a result, commercial real estate is entering the downturn with robust occupancy rates, a manageable supply of new space in the

6	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

pipeline and in-place rents which, in many cases, are below prevailing market rents (thus giving some owners an opportunity to increase cash flows as leases expire and new rents are set). As an example, occupancy rates in the U.S. are today more favorable than they were at the start of the 1990-1992 downturn, somewhat limiting the risk in the sector.

The Group believes the Portfolio is well positioned to withstand a period of turmoil. Stock selection emphasizes companies with ample dividend coverage, reasonable leverage and high-quality tenants. The Group believes its global scope will allow it to uncover new opportunities with a focus on stocks unduly penalized by the market turmoil, attractively valued stocks in markets less affected by spillover from the subprime crisis and niche segments where demand dynamics are relatively insulated from the credit crisis.

International Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed or emerging market countries. The Portfolio’s investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Investment Results

The Portfolio underperformed the benchmark, the MSCI EAFE Index, for both the six- and 12-month periods ended August 31, 2008; the Portfolio and the benchmark had negative returns for both time frames. For the 12-month period, underperformance was primarily driven by weak sector selection due to the Portfolio’s overweights in the underperforming technology/electronics and industrial commodity sectors. Security selection also hurt relative performance as a result of weakness among the Portfolio’s financial holdings. Positively affecting performance was security selection in the industrial commodities, technology/electronics and energy sectors. The Portfolio’s underweight in the weak-performing construction & housing and financials sectors also contributed to relative performance.

For the six-month period ended August 31, 2008, the Portfolio’s underperformance was primarily due to negative security selection in financials and technology/electronics. Sector selection also detracted with an overweight in the underperforming industrial commodities sector, and an underweight in the outperforming utilities sector. Relative performance was helped over the six-month period by strong performance among the Portfolio’s industrial commodity stocks, an underweight to the underperforming construction and housing sector and an overweight in the outperforming technology/electronics sector.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	7

Market Review and Investment Strategy

International equity markets fell during the 12-month period ended August 31, 2008, as measured by the MSCI EAFE Index, which returned -14.41%. After an extended period of unusual calm, volatility returned to global capital markets in the second half of 2007. Declining U.S. home prices and surging mortgage delinquencies quickly spread to securities backed by high-risk home loans and the broader credit market. The troubles quickly cascaded into virtually every type of asset around the world as investors began to fear a systemic failure in the financial system.

Corporate losses from the credit crunch reached billions of dollars, fueling worries that the crisis would take a toll on the global economy. Central banks from many countries responded, taking dramatic actions to restore stability and encourage economic growth. Those actions began to show results in the second quarter, and investors appeared to regain a measure of confidence as global equity markets staged a short-lived, modest recovery.

But some significant doubts remain, in part because nearly a year later, the financial sector continues to suffer heavy credit-related losses. Consumers are also feeling the pain of record-high oil and food prices—and if higher prices spread to other products, it may limit the ability of central banks to respond to further setbacks.

The Portfolio’s International Value Investment Policy Group (the “Group”) strives to keep portfolio risk in-line with the value opportunities it identifies. Recent market volatility has inflicted pain on investors. But the Group’s research suggests that markets often overreact to controversies, creating investment opportunities. Backed by the Adviser’s extensive research effort, the Group continues to monitor the market for value opportunities (particularly in the financial and energy sectors) in which a stock’s low valuation exaggerates the company’s difficulties.

International Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio’s investment process relies upon comprehensive fundamental company research produced by the Adviser’s large research team of analysts covering both developed and emerging markets around the globe. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio’s benchmark and other decisions, such as country selection, are generally the result of the stock selection process. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

Investment Results

The Portfolio underperformed the benchmark, the MSCI EAFE Growth Index, for the six- and 12-month periods ended August 31, 2008. For the 12-month period, the Portfolio’s

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performance was negatively impacted most recently by a reversal in positive momentum in materials and energy holdings. Select European financial holdings also detracted from performance. On the contributing side, consumer staples fared well and for the 12-month period, strong-performing stocks included some of the major commodity stocks, which were also helped by mergers & acquisitions activity in the sector. The Portfolio performed slightly better, relative to the benchmark, for the 12-month period than the six-month period, with materials being the largest contributor. For example, commodities and oil prices were very strong from September 2007 to June 2008.

The more significant underperformance occurred over the six-month period ended August 31, 2008, as both materials and energy stocks experienced a dramatic reversal. For example, from September 2007 to February 2008, the global materials sector was up 11.88%, according to the MSCI EAFE Growth Index, while from March 2008 to August 2008, the same sector was down -10.03%. The Portfolio continues to hold a diversified portfolio of stocks which exhibit positive earnings potential and price momentum characteristics. Indeed, despite the current volatility, these include current holdings in materials and energy, along with more stable growth names in the consumer staples and health care sectors.

Market Review and Investment Strategy

The 12-month period ended August 31, 2008, proved to be an

extraordinarily challenging time for the global equity markets, with both deteriorating economic growth and stock market volatility rising dramatically from the placid levels of the last several years. In spite of lower U.S. interest rates, a Fed backstop for the housing market, and somewhat stable growth for China, the equity markets have headed lower, led most recently by a reversal of the earlier stronger performance in the materials and energy sectors. In fact, the global materials and energy sectors have declined 16.3% over the last two months ended August 31, 2008. This clearly implies that the investment community is worried not only about the financial crisis, but also about a financial crisis spilling over to a global economic recession. Indeed, oil has corrected to about $110 in August from highs of $145 in July of 2008. The U.S. is recognizing the extent of this crisis of both fundamentals and confidence, taking the necessary steps of nationalizing the government-sponsored enterprises (GSEs) Fannie Mae and Freddie Mac, expanding credit facilities and attempting to play a role in the orderly liquidation of major financial institutions. The next step would be to watch China for signs of a slowdown, although both the consumer and fixed-asset investment growth rates continue to be stable.

Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies,

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	9

generally representing 60-110 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio’s investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Investment Results

The Portfolio outperformed the benchmark, the Russell 2500 Value Index, for the 12-month period ended August 31, 2008, although both the Portfolio and the benchmark posted negative returns. Security selection was a solid contributor to performance relative to the benchmark. Industrial resource stocks were the largest contributor, as many of the Portfolio’s holdings benefited from the boom in global commodity prices that occurred in 2007 and the first half of 2008. Technology stocks were the largest detractor. Sector selection was also broadly positive with the Portfolio’s underweight in financials and overweight in industrial resources being the strongest contributors. The Portfolio’s underweight in energy was the largest detractor.

The Portfolio underperformed the benchmark for the six-month period ended August 31, 2008. Performance was impacted by broadly based negative stock selection, as a key driver of the recent rally in small- and mid-cap stocks came from the outperformance of smaller, riskier companies, which are underrepresented in the Portfolio relative to the benchmark. Financials were the greatest detractor from a stock selection perspective, while the Portfolio’s holdings in consumer growth were the greatest contributor. Sector selection was neutral for the six-month period, with the contribution from the Portfolio’s underweight in the underperforming financials sector offset by its underweight in energy, which saw strong performance over the period.

Market Review and Investment Strategy

The shift in investor sentiment over the 12-month period ended August 31, 2008, spawned by the credit crisis and exacerbated by a spike in oil prices and concerns over global economic growth, has begun to create provocative value opportunities in the small- and mid-cap markets. Even with a modest summer rebound, consumer cyclicals have seen a sharp decline over the period as concern over the health of the U.S. consumer caused investors to indiscriminately sell companies in the sector. Likewise, other sectors with perceived exposure to the slowing economy, such as technology, also have seen a wholesale sell-off. The Small and Mid Cap Value Investment Policy Group’s (the “Group’s”) research indicates that—as is typically the case—anxiety has caused investors to overreact and therefore opportunities have emerged in these sectors to buy good companies with strong balance sheets at attractive multiples of longer-term earnings.

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Even with the recent pullback in oil prices, the Group remains sensitive to the fact that the causes of this investor anxiety, fears over ongoing financial contagion and slowing economic growth, may continue for some time. Further, the risk from this prolonged anxiety, that companies with perceived exposure to the consumer and the economy will underperform, is higher than average in the short term. In the Group’s view, offsetting this risk somewhat is the balance sheet and business model strength of the companies being added to the Portfolio. The Group believes this will allow such companies to navigate the current environment and in many cases emerge stronger while competitors fall by the wayside. Further, given their current valuations, the Group feels that the longer-term return potential for these opportunities is compelling and has begun to add them to the Portfolio where it believes the risk is justified by potential returns.

Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small and mid-cap companies. The Portfolio’s investment policies emphasize investments in companies with strong earnings growth potential. Normally, the Portfolio invests in U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio’s investments. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies. The Portfolio invests principally in equity securities, but may also invest from time to time in preferred stocks. The Portfolio also may invest in the securities of non-U.S. issuers listed on a U.S. exchange.

Investment Results

The Portfolio underperformed the benchmark, the Russell 2500 Growth Index, by a small margin for the 12-month period ended August 31, 2008; the Portfolio and the benchmark posted negative returns for the period. Relative results were negatively impacted by the Portfolio’s disappointing stock selection in technology, which more than offset positive selection in industrials and energy. Sector allocation was a positive contributor, as the benefit from being overweight in the strong-performing energy sector and underweight in the poor-performing financial sector overwhelmed the negative impact from being underweight in the strong performing industrials sector and overweight in the poor-performing consumer/commercial services sector.

Amid a turbulent market during the six-month period ended August 31, 2008, the Portfolio outperformed the benchmark. Stock selection, which was the main positive contributor to relative performance, was helped by

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	11

strong picks in industrials and a smaller positive contribution from energy, technology and consumer/commercial services. Strong performance in these sectors far outweighed underperformance in financials and health care. Relative returns profited from favorable sector allocation, as the benefit from being overweight in the strong-performing energy sector and underweight in the poor-performing financials sector more than offset the negative impact from an overweight position in the poor-performing consumer/commercial services sector.

Market Review and Investment Strategy

Due to a continuing correction in the U.S. housing market and the related credit crisis, U.S. stock markets moved lower over the 12-month period ended August 31, 2008. While growth stocks outperformed value stocks by a wide margin in 2007, value stocks have fared better than growth stocks in 2008. Value’s outperformance in 2008 has not been without interruption though, as growth shares enjoyed a strong run of relative performance from mid-March through mid-July. From a sector perspective, energy stocks led the market, rising more than 24% due to strong performance at the beginning of the period while consumer/commercial services and financials fell more than -13%.

Sector allocations within the Portfolio changed modestly during the 12-month period ended August 31, 2008, as the Portfolio’s Small Cap Growth Investment Team (the “Team”) eliminated its overweight in the energy sector, reallocating proceeds into health care and industrials. The reduction in energy was notable, as the Portfolio had been overweight in this sector for several years. Separately, the Portfolio’s financials underweight was sharply reduced following a large reduction to the benchmark weighting related to the annual Russell Index reconstitution. The Portfolio’s largest overweight for the 12-month period was in technology; the largest underweights were in industrials and financials. Consistent with the Team’s discipline, investments throughout the reporting period emphasized companies believed to deliver surprisingly strong earnings growth and favorable earnings estimate revisions.

Global Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging-market countries, including the United States. The Portfolio normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. The Portfolio’s investment policies emphasize investment in companies that are determined by the Adviser to be undervalued, using Bernstein’s fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental research to

12	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Investment Results

The Portfolio underperformed the benchmark, the MSCI World Index, for both the six- and 12-month periods ended August 31, 2008. The Portfolio and the benchmark posted negative returns for both time frames. For the 12-month period, the Portfolio’s underperformance was due primarily to negative security selection in the financials and industrial commodities sectors. Sector selection also detracted during the 12-month period, given the Portfolio’s overweight in the underperforming financials sector and an underweight in the outperforming consumer staples sector. Positively affecting performance were overweights in the outperforming energy and industrial commodities sectors, and an underweight in the underperforming construction & housing sector.

For the six-month period ended August 31, 2008, the Portfolio’s underperformance was largely driven by negative security selection, particularly among weak-performing financials holdings. Technology/electronics and industrial commodity holdings also detracted from relative performance. Sector selection was hurt by the Portfolio’s overweight in the underperforming financials sector. Positively affecting performance was an underweight in construction & housing and an overweight in transportation.

Market Review and Investment Strategy

Global equity markets fell during the 12-month periods ended August 31, 2008, according to the MSCI World Index, which returned -12.07%. After an extended period of unusual calm, volatility returned to global capital markets in the second half of 2007. Declining U.S. home prices and surging mortgage delinquencies quickly spread to securities backed by high-risk home loans and the broader credit market. The troubles quickly cascaded into virtually every type of asset around the world as investors began to fear a systemic failure in the financial system.

Corporate losses from the credit crunch reached billions of dollars, fueling worries that the crisis would take a toll on the global economy. Central banks from many countries responded, taking dramatic actions to restore stability and encourage economic growth. Those actions began to show results in the second quarter of 2008, and investors appeared to regain a measure of confidence as global equity markets staged a short-lived, modest recovery.

But some significant doubts remain, in part because nearly a year later, the financial sector continues to suffer heavy credit-related losses. Consumers are also feeling the pain of record-high oil and food prices—and if higher prices spread to other products, it may limit the ability of central banks to respond to further setbacks.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	13

The Bernstein Value Team (the “Team”) strives to keep the Portfolio’s risk in-line with the value opportunities it identifies. Recent market volatility has inflicted pain on investors, but the Team’s research suggests that markets often overreact to controversies, creating investment opportunities. Backed by the Adviser’s extensive research effort, the Team continues to monitor the market for value opportunities (particularly in the financial and energy sectors), in which a stock’s low valuation exaggerates the company’s difficulties.

Global Research Growth Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in global equity securities of companies within various market sectors selected by the Adviser for their growth potential. Examples of the types of market sectors into which the Adviser may invest the Portfolio’s assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, stock selection is determined by the research sector head. The Portfolio invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), one of which may be the United States. The Portfolio invests in both developed and emerging-market countries.

Investment Results

The Portfolio underperformed the benchmark, the MSCI World Index, for the 12-month period ended August 31, 2008. The Portfolio and the benchmark posted negative returns for the period. Security selection in the financial services sector was the largest negative contributor to relative performance for the period. Financial services stocks were eight of the 10 largest detractors of relative performance. Security selection in consumer discretionary, information technology and health care stocks also hindered relative performance.

On the positive side, security selection in materials, industrials and energy contributed to relative performance. An underweight in the consumer discretionary sector and an overweight in the health care sector contributed to relative performance.

On a country level, the Portfolio’s underweight position in Canada and overweight position in Switzerland contributed negatively to relative performance; overweight positions in Brazil and India, as well as an underweight position in Japan made the most notable contribution to relative performance. An overweighting of securities in the UK, India and Russia also contributed to relative performance. Security selection in the United States and Switzerland detracted significantly from relative performance for the 12-month period, while positive security selection within the United Kingdom was a significant contributor to relative performance.

14	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The Portfolio underperformed the benchmark for the six-month period ended August 31, 2008; both posted negative returns for the period. Security selection contributed negatively to a majority of the relative underperformance during the period. The financial services sector provided six of the 10 largest detractors as uncertainty about instability in banks and the credit markets remained in the headlines. Security selection in health care, materials, information technology, consumer discretionary and energy also detracted from relative performance. Furthermore, the Portfolio’s underweight positions in energy and utilities, and an overweight in materials had a negative impact on relative performance.

Security selection in industrials was a minor contribution to relative performance for the period. An underweight in financial services and consumer discretionary stocks were a mild positive. An overweight in information technology stocks also contributed to relative performance.

On a country level, negative security selection within the United States overwhelmed the minor relative positive contribution from security selection within Switzerland and Spain. The Portfolio’s overweight positions in Brazil, India and Mexico and an underweight in Canada contributed negatively to relative performance. The Portfolio’s underweights in Italy, Belgium and Ireland and an overweight in the United States made the most notable positive contributions to relative performance for the six-month period.

Market Review and Strategy

Global stock markets have been turbulent in the 12-month period ended August 31, 2008, fueled by large banking write-downs, rising oil and commodity prices, a weakening housing sector and global inflation. Financial stocks in particular fared poorly during the period, as concerns around losses associated with the U.S. mortgage market put significant pressure, almost indiscriminately, on all financial stocks. Aggressive action by the Fed in the fourth quarter of 2007 to cut interest rates seemed to pacify the markets and investors temporarily. But at the end of 2007 it was clear that the housing slump and related credit crisis was going to have far-reaching implications for the U.S. economy and the rest of the world.

In the six-month period ended August 31, 2008, the housing market continued its slump and drag on the U.S. economy. Concerns about a weakening job market, continued subprime mortgage-related write-downs, violent moves in the prices of gasoline and other commodities, especially food, have been unsettling. All of these concerns were reflected in the weak returns posted by stock markets around the world. Though various central banks acted quickly to provide new liquidity facilities for banks and brokers, their actions did little to settle an already-jittery market.

Still, there were a few bright spots during the period—tax rebates in the U.S., which boosted retail sales; U.S. exports, which remained strong; and a series of significant rate cuts by the Fed in March and April.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	15

The Global Research Growth Portfolio Oversight Group (the “Group”) made several notable changes in sector exposure during the 12-month reporting period. Finance became one of the Portfolio’s largest underweights, reflecting both the drastic decline in share prices and the Group’s recognition of changing fundamentals and risks. The Group refined the Portfolio’s holdings in finance, focusing on subsectors and companies tied to secular growth trends. The Group has added to some of the holdings in asset managers and exchanges, which are all direct beneficiaries of powerful long-term trends favoring investment. Materials, more specifically metals and mining stocks, have moved to a larger overweight, due to share appreciation as well as continued confidence that a substantial dynamic gap exists in the sector because the Group believes that the market has underestimated pricing trends for several key resources. The Group reduced the Portfolio’s exposure to consumer discretionary stocks as consumers impacted by high energy costs may curtail discretionary spending, and increased consumer staple sector exposure, modestly adding to food retailers.

Short Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks to provide a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions.

Investment Results

The Portfolio underperformed the benchmark, the ML 1-3 Year Treasury Index, for both the six- and 12-month periods ended August 31, 2008, as the subprime mortgage crisis caused a broad liquidity crunch. Treasury yields fell and spreads widened across all fixed-income markets during both periods. Detracting from relative performance for both periods were an underweight in U.S. government debt and exposure to agency mortgage-backed securities (MBS), agency debt, commercial mortgage-backed securities (CMBS), subprime-related ABS and Alt-A mortgage securities which all underperformed treasuries. Alt-A, or “alternative” mortgages are home loans made with less than full documentation.

Market Review and Investment Strategy

The 12-month period ended August 31, 2008, has seen the return of volatility to the capital markets, as the credit crisis in the U.S. subprime mortgage market spilled over—in the form of a liquidity crunch—into other sectors and asset classes and even the overnight funding market. As investors

16	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed-income markets.

Starting in September 2007, the Fed responded to the crisis with multiple interest rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced by a total 325 basis points for the reporting period, including an unprecedented 125 basis-point reduction in January 2008.

There was heightened demand for U.S. Treasuries during the annual reporting period as investors sought less risky assets in light of the subprime market volatility. For the 12-month reporting period, U.S. Treasury holdings outperformed spread sectors on both an absolute and duration-adjusted basis. During the six-month period, shorter term yields fell the most, with two-year yields losing 177 basis points to yield 2.38%, while the 10-year yield lost 72 basis points to end the period at 3.82%. Intermediate-term U.S. Treasuries (5-10 Year) returned 10.47%, outperforming both shorter-maturity (1-3 Year) at 6.17% and longer-maturity (15+ Year) Treasuries at 10.40% during the 12-month period, according to Merrill Lynch.

During the annual reporting period, the Portfolio’s U.S. Investment Grade: Liquid Markets/Structured Products Investment Team (the “Team”) increased holdings in investment-grade corporates and mortgages. The

Team also increased the Portfolio’s allocation to agencies, where it saw attractive valuations relative to Treasuries.

Intermediate Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate to high rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively longer duration of three to six years under normal market conditions. The Portfolio may invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

Investment Results

The Portfolio underperformed the benchmark, the LB U.S. Aggregate Index, for both the six- and 12-month periods ended August 31, 2008. Performance for the Portfolio was negative for the six-month period. For both periods, the following positions detracted from performance: an underweight in Treasuries and Agencies, exposure to subprime-related

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	17

ABS and collateralized debt obligations (CDO) as well as Alt-A mortgage securities, an overweight in investment grade corporates and CMBS, and positions in high-yield and emerging markets. The Portfolio’s exposure to subprime-related ABS and CDOs, as well as Alt-A mortgage securities, detracted from performance despite their AAA and AA ratings.

Market Review and Investment Strategy

The 12-month period ended August 31, 2008, has seen the return of volatility to the capital markets, as the credit crisis in the U.S. subprime mortgage market spilled over—in the form of a liquidity crunch—into other sectors and asset classes and even the overnight funding market. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed-income markets.

Starting in September 2007, the Fed responded to the crisis with multiple interest rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced by a total 325 basis points for the reporting period, including an unprecedented 125 basis-point reduction in January 2008.

There was heightened demand for U.S. Treasuries during both periods as investors sought less risky assets in light of the subprime-market volatility. During the 12-month reporting period, U.S. Treasury holdings outperformed spread sectors on both an absolute and duration-adjusted basis.

During the 12-month period, the U.S. Investment Grade: Core Fixed Income Team (the “Team”) continued to underweight Treasuries and agencies. As spreads have widened, the Team has identified more opportunities within the corporate sector and in commercial mortgage backed securities and has established overweight allocations to these sectors.

Inflation-Protected Securities Portfolio

Investment Objective and Policies

The Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes. The Portfolio invests primarily in U.S. Dollar-denominated inflation-protected securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation-protected securities. The Portfolio’s investments in inflation-protected securities include inflation-protected debt securities of varying maturities issued by U.S. or non-U.S. governments, their agencies or instrumentalities and by corporations, and inflation derivatives. The Portfolio seeks to maintain a duration within three years (plus or minus) of the duration of the LB 1-10-Year TIPS Index, which as of October 31, 2007, was 4.04 years. Assets not invested in inflation-protected securities may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities (ABS), and mortgage-related securities as well as other securities of U.S. and non-U.S. issuers.

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Investment Results

The Portfolio outperformed its benchmark, the LB 1-10 Year TIPS Index, for both the six- and 12-month periods ended August 31, 2008.

For the 12-month period ended August 31, 2008, the Portfolio generally performed in line with the benchmark. During the period, the Portfolio was targeted to have the same overall effective duration as the 1-10 Year TIPS Index, resulting in index-like returns. The slight outperformance of the Portfolio resulted from security selection.

For the six-month period, real yields rose, especially in the short end of the yield curve (56 basis points for the 10-Year TIPS, 82 basis points for the 5-Year TIPS and 101 basis points for the Jan ‘10 TIPS). However, the negative effect of rising yields was generally offset by a strong annualized inflation accrual of 9.1% during the period, resulting in a slight positive return for the Portfolio.

Market Review and Investment Strategy

Fear of the spreading financial crisis and its potential impact on the global economy drove fixed-income yield spreads sharply wider during the annual reporting period ended August 31, 2008. Investor risk aversion significantly increased as economic data pointed to a continued deteriorating economy. In an effort to stem the recent financial turmoil, the Fed moved aggressively to inject liquidity into the financial system, reducing key interest rates by a total of 325 basis points for the reporting period, including an unprecedented 125 basis-point reduction in January 2008.

U.S. Treasuries posted a strong return of 8.65% for the 12-month reporting period ended August 31, 2008, benefiting from a flight to quality. Treasury yields fell sharply, with the shortest term yields edging below 2% as the yield curve steepened. The two-year yield declined 177 basis points to end the period at 2.37%, while the 10-year yield declined 72 basis points to end the period at 3.81%. The yield curve steepened 105 basis points between the two- and 10-year yields. TIPS (as represented by the LB 1-10 Year TIPS Index) posted an absolute return of 12.34% for the annual reporting period. Ten-year TIPS outperformed comparable maturity Treasuries by approximately 412 basis points.

High-Yield Portfolio

Investment Objective and Policies

The Portfolio seeks a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in high-yield debt securities. The Portfolio invests in a diversified mix of high-yield, below investment-grade debt securities, known as “junk bonds.” These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	19

issuers. The Portfolio uses various strategies in attempting to achieve its objective. The Portfolio may invest in debt securities with a range of maturities from short- to long-term. The Portfolio may invest in U.S. Dollar-denominated and non-U.S. Dollar-denominated foreign fixed-income securities. The Portfolio also may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and preferred stocks. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls.

Investment Results

The Portfolio underperformed the benchmark, the LB U.S. High Yield 2% Issuer Cap Index, for both the six- and 12-month periods ended August 31, 2008. The Portfolio posted negative returns for both periods, while the benchmark had negative returns for the 12-month period. The primary detractor for both periods was overall security selection, particularly in the communications, banking, airlines and automotive industries. The Fund’s industry selection was also modestly negative with overweight positions in the finance and automotive industries, which underperformed. Security selection within finance however, was positive.

Market Review and Investment Strategy

Monthly high-yield returns were mixed throughout the annual period ended August 31, 2008, as markets reacted to the mounting financial crisis, oil price fluctuations, equity market gyrations and bouts of investor anxiety. For the annual period, high-yield ended in negative territory at -0.66% according to the LB U.S. High Yield 2% Issuer Cap Index, as market turbulence led to an underperformance in non-Treasury securities. Fear of a spreading financial crisis and its potential impact on the global economy drove fixed-income yield spreads sharply wider throughout the period. In an effort to stem the financial turmoil, the Fed moved aggressively to inject liquidity into the financial system, reducing key interest rates by a total of 325 basis points for the reporting period, including an unprecedented 125 basis-point reduction in January 2008.

For the reporting period, lower rated debt underperformed. By quality tier, BB-rated debt returned 2.46%, B-rated debt returned -0.53% and CCC-rated debt returned -4.36%. Industry returns were somewhat mixed, with defensive issuers faring better and financial-related issuers performing worst. Outperforming industries included wireless communications at 14.06%, health care at 11.52%, environmental at 9.02% and metals and mining at 7.96%. Underperforming industries included financial institutions at -17.44%, gaming at -15.35% and automotive at -12.26%.

The pace of global economic activity during the reporting period continued to slow, with the oil-price spike in the middle of 2008 helping to accelerate the downward momentum. Wider

20	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

spreads from recent market turmoil created opportunities; however, uncertainty regarding investors’ appetite for risk remained a concern. As investment-grade credit valuations became more favorable according to the Global Credit Investment Team’s (the “Team’s”) quantitative and fundamental research, it added to the Portfolio’s investment-grade crossover positions. The Portfolio remained underweight in the lower-quality segment of the high-yield debt market, where spreads did not widen as much on a risk-adjusted basis and where the Team believed default rates would rise more rapidly. Although the Team’s base case was that the U.S. avoided recession during the reporting period, the Team expected these credits to underperform significantly if economic conditions had deteriorated further.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	21

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, contact your AllianceBernstein representative or call 800.227.4618. You should read the prospectus carefully before you invest.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The AllianceBernstein Pooling Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Pooling Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Global Research Growth Portfolio and the Global Value Portfolio for a portion their expenses to the extent necessary to limit their expenses on an annual basis to .15% of the average daily net assets of their shares. These waivers extend through the Portfolios’ current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Portfolios’ expenses would have been higher and their performance would have been lower than that shown.

Benchmark Disclosures

None of the indices listed below reflects fees and expenses associated with the active management of a mutual fund portfolio.

The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation.

The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the U.S.

The unmanaged Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trust (NAREIT) Global Index is a free-floating, market capitalization-weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The Index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is a market capitalization weighted index that measures

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22	•ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

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stock performance in 21 countries in Europe, Australasia and the Far East. Returns for this Index are net. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

The unmanaged MSCI EAFE Growth Index is a free-float adjusted market capitalization index that is designed to measure developed market growth equity performance in 21 countries, excluding the U.S. and Canada. Returns for this Index are net. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

The unmanaged Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap U.S. stocks. The unmanaged Russell 2500 Growth Index contains those securities in the Russell 2500 Index with a greater-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap U.S. stocks.

The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. Returns for this Index are net. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

The unmanaged Merrill Lynch 1-3 Year Treasury Index is composed of U.S. government securities, including agency securities, with remaining maturities of one to three years.

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index covers the U.S. investment- grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.

The unmanaged LB 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged LB U.S. Treasury Inflation Notes Index and consists of inflation-protection securities issued by the U.S. Treasury.

The unmanaged LB U.S. High Yield 2% Issuer Cap Index covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included in the Index.

An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolio.

A Word About Risk

U.S. Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected.

U.S. Large Cap Growth Portfolio

The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations.

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ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	23

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Global Real Estate Investment Portfolio

An investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Portfolio concentrates its investments in real estate related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. The Portfolio’s assets may be invested in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Portfolio includes risks not associated with funds that invest exclusively in U.S. issues. Because the Portfolio will invest in foreign currency-denominated securities, these fluctuations may be magnified by changes in foreign exchange rates.

International Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Substantially all of the Portfolio’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value.

International Growth Portfolio

Substantially all of the Portfolio’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S.

Small-Mid Cap Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in the stocks of small-/mid-capitalization companies, which tend to be more volatile than large-cap companies. Small-/mid-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio can invest in foreign securities which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value.

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Historical Performance

HISTORICAL PERFORMANCE

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Small-Mid Cap Growth Portfolio

The Portfolio concentrates its investments in the stocks of small-/mid-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio’s investments may be magnified by changes in foreign exchange rates. The Portfolio pursues an aggressive investment strategy and an investment in the Portfolio is subject to higher risk.

Global Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. A substantial amount of the Portfolio’s assets may be invested in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Portfolio includes risks not associated with funds that invest exclusively in U.S. issues. Because the Portfolio will invest in foreign currency-denominated securities, these fluctuations may be magnified by changes in foreign exchange rates.

Global Research Growth Portfolio

The Portfolio concentrates its investments in a limited number of industry sectors and issues, and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Portfolio may invest a significant portion of its assets in foreign securities, which can be more volatile than U.S. securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected.

Short Duration Bond Portfolio

The Portfolio’s assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio’s asset value. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	25

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in below investment-grade securities which are subject to greater risk than higher-rated securities.

Intermediate Duration Bond Portfolio

The Portfolio may invest in convertible debt securities, preferred stock and dividend paying stocks, U.S. government obligations and foreign fixed-income securities. The Portfolio may invest in mortgage-related and other asset-backed securities which are subject to prepayment risk; the risk that early payments on principal on some mortgage-related securities may occur during periods of falling mortgage rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high-yield bonds, otherwise known as “junk bonds,” which involves a greater risk of default and price volatility than other bonds. Investing in below investment grade presents special risks, including credit risk. The Portfolio is also subject to leverage risk. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s investments. A fund may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls or by borrowing money.

Inflation-Protected Securities Portfolio

Among the principal risks of investing in the Portfolio are interest-rate risk, credit risk and market risk. Interest rate risk is the risk that changes in interest rates will affect the value of income-producing securities. Credit risk is the risk that a security issuer or the counterparty to certain derivatives will be unable or unwilling to make timely payments of income or principal. Market risk is the risk of losses from adverse changes in the market. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

High-Yield Portfolio

The Portfolio can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High-yield bonds, otherwise known as “junk bonds,” involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments.

(Historical Performance continued on next page)

26	•ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	27

Historical Performance

U.S. VALUE PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	-8.19%	-20.55%

Russell 1000 Value Index	-4.78%	-14.66%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/08

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Value Portfolio (from 5/20/05* to 8/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 22-27.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

U.S. LARGE CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein U.S. Large Cap Growth Portfolio	-0.84%	-8.06%

Russell 1000 Growth Index	-0.22%	-6.77%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 5/20/05* TO 8/31/08

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Large Cap Growth Portfolio (from 5/20/05* to 8/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 22-27.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	29

Historical Performance

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Portfolio	-8.33%	-17.38%

FTSE EPRA/NAREIT Global Index	-9.37%	-18.96%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/08

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Real Estate Investment Portfolio (from 5/20/05* to 8/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 22-27.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

INTERNATIONAL VALUE PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein International Value Portfolio	-12.10%	-20.92%

MSCI EAFE Index	-10.18%	-14.41%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/08

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio (from 5/20/05* to 8/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 22-27.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	31

Historical Performance

INTERNATIONAL GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein International Growth Portfolio	-12.30%	-12.46%

MSCI EAFE Growth Index	-9.47%	-10.56%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/08

* Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Portfolio (from 5/20/05* to 8/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 22-27.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

SMALL-MID CAP VALUE PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Small-Mid Cap Value Portfolio	2.38%	-6.29%

Russell 2500 Value Index	4.38%	-8.80%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/08

*Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small-Mid Cap Value Portfolio (from 5/20/05* to 8/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 22-27.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	33

Historical Performance

SMALL-MID CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Small-Mid Cap Growth Portfolio	6.39%	-5.84%

Russell 2500 Growth Index	3.71%	-5.43%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/08

*Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small-Mid Cap Growth Portfolio (from 5/20/05* to 8/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 22-27.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

GLOBAL VALUE PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Global Value Portfolio	-10.87%	-20.96%

MSCI World Index	-6.32%	-12.07%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

6/1/06* TO 8/31/08

*Since the Portfolio’s inception on 6/1/06.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Value Portfolio (from 6/1/06* to 8/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 22-27.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	35

Historical Performance

GLOBAL RESEARCH GROWTH PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Global Research Growth Portfolio	-11.99%	-15.27%

MSCI World Index	-6.32%	-12.07%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

6/1/06* TO 8/31/08

*Since the Portfolio’s inception on 6/1/06.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Research Growth Portfolio (from 6/1/06* to 8/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 22-27.

(Historical Performance continued on next page)

36	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

SHORT DURATION BOND PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Short Duration Bond Portfolio	-2.00%	-0.40%

ML 1-3 Year Treasury Index	0.25%	6.19%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/08

*Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Bond Portfolio (from 5/20/05* to 8/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 22-27.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	37

Historical Performance

INTERMEDIATE DURATION BOND PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Intermediate Duration Bond Portfolio	-0.79%	3.51%

LB U.S. Aggregate Index	0.18%	5.86%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/08

*Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Duration Bond Portfolio (from 5/20/05* to 8/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 22-27.

(Historical Performance continued on next page)

38	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

INFLATION-PROTECTED SECURITIES PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Inflation-Protected Securities Portfolio	0.66%	12.45%

LB 1-10 Year TIPS Index	0.49%	12.34%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/08

*Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Inflation-Protected Securities Portfolio (from 5/20/05* to 8/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 22-27.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	39

Historical Performance

HIGH-YIELD PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein High-Yield Portfolio	-0.85%	-2.76%

LB U.S. High Yield 2% Issuer Cap Index	0.75%	-0.66%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

5/20/05* TO 8/31/08

*Since the Portfolio’s inception on 5/20/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High-Yield Portfolio (from 5/20/05* to 8/31/08) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 22-27.

(Historical Performance continued on next page)

40	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	-20.55%
Since Inception*	1.83%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	-8.06%
Since Inception*	5.29%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-17.38%
Since Inception*	8.20%

AllianceBernstein International Value Portfolio
1 Year	-20.92%
Since Inception*	10.39%

AllianceBernstein International Growth Portfolio
1 Year	-12.46%
Since Inception*	8.92%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-6.29%
Since Inception*	7.00%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-5.84%
Since Inception*	11.42%

*	Inception date: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns.

See Historical Performance and Benchmark disclosures on pages 22-27.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	41

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
NAV/SEC Returns†

AllianceBernstein Global Value Portfolio
1 Year	-20.96%
Since Inception*	-1.95%

AllianceBernstein Global Research Growth Portfolio
1 Year	-15.27%
Since Inception*	-1.05%

AllianceBernstein Short Duration Bond Portfolio
1 Year	-0.40%
Since Inception*	2.52%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	3.51%
Since Inception*	3.85%

AllianceBernstein Inflation-Protected Securities Portfolio
1 Year	12.45%
Since Inception*	5.99%

AllianceBernstein High-Yield Portfolio
1 Year	-2.76%
Since Inception*	3.56%

*	Inception date: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns.

See Historical Performance and Benchmark disclosures on pages 22-27.

(Historical Performance continued on next page)

42	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

AllianceBernstein U.S. Value Portfolio
1 Year	-30.20%
Since Inception*	-1.25%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	-23.58%
Since Inception*	1.21%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-27.00%
Since Inception*	5.92%

AllianceBernstein International Value Portfolio
1 Year	-36.30%
Since Inception*	4.83%

AllianceBernstein International Growth Portfolio
1 Year	-32.32%
Since Inception*	3.13%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-15.26%
Since Inception*	4.05%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-22.78%
Since Inception*	6.24%

*	Inception date: 5/20/05 for all Portfolios, except Global Value Portfolio and Global Research Growth Portfolio; their inception date is 6/1/06.

See Historical Performance and Benchmark disclosures on pages 22-27.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	43

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

AllianceBernstein Global Value Portfolio
1 Year	-34.63%
Since Inception*	-7.94%

AllianceBernstein Global Research Growth Portfolio
1 Year	-31.85%
Since Inception*	-7.16%

AllianceBernstein Short Duration Bond Portfolio
1 Year	-2.24%
Since Inception*	2.07%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	-0.19%
Since Inception*	2.82%

AllianceBernstein Inflation-Protected Securities Portfolio
1 Year	7.91%
Since Inception*	4.89%

AllianceBernstein High-Yield Portfolio
1 Year	-13.60%
Since Inception*	0.70%

*	Inception date: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

See Historical Performance and Benchmark disclosures on pages 22-27.

44	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
U.S. Value Portfolio
Actual	$1,000	$918.15	$0.10	0.02%
Hypothetical**	$1,000	$1,025.04	$0.10	0.02%
U.S. Large Cap Growth Portfolio
Actual	$1,000	$991.57	$0.10	0.02%
Hypothetical**	$1,000	$1,025.04	$0.10	0.02%
Global Real Estate Investment Portfolio
Actual	$1,000	$916.71	$0.34	0.07%
Hypothetical**	$1,000	$1,024.78	$0.36	0.07%
International Value Portfolio
Actual	$1,000	$878.95	$0.33	0.07%
Hypothetical**	$1,000	$1,024.78	$0.36	0.07%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	45

Fund Expenses

FUND EXPENSES

(continued from previous page)

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
International Growth Portfolio
Actual	$1,000	$877.01	$0.28	0.06%
Hypothetical**	$1,000	$1,024.83	$0.31	0.06%
Small-Mid Cap Value Portfolio
Actual	$1,000	$1,023.83	$0.20	0.04%
Hypothetical**	$1,000	$1,024.94	$0.20	0.04%
Small-Mid Cap Growth Portfolio
Actual	$1,000	$1,063.94	$0.21	0.04%
Hypothetical**	$1,000	$1,024.94	$0.20	0.04%
Global Value Portfolio
Actual	$1,000	$891.34	$0.71	0.15%
Hypothetical**	$1,000	$1,024.38	$0.76	0.15%
Global Research Growth Portfolio
Actual	$1,000	$880.06	$0.71	0.15%
Hypothetical**	$1,000	$1,024.38	$0.76	0.15%
Short Duration Bond Portfolio
Actual	$1,000	$979.96	$0.15	0.03%
Hypothetical**	$1,000	$1,024.99	$0.15	0.03%
Intermediate Duration Bond Portfolio
Actual	$1,000	$992.06	$0.15	0.03%
Hypothetical**	$1,000	$1,024.99	$0.15	0.03%
Inflation Protected Securities Portfolio
Actual	$1,000	$1,006.56	$0.15	0.03%
Hypothetical**	$1,000	$1,024.99	$0.15	0.03%
High-Yield Portfolio
Actual	$1,000	$991.51	$0.25	0.05%
Hypothetical**	$1,000	$1,024.89	$0.25	0.05%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

46	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Fund Expenses

PORTFOLIO SUMMARY

August 31, 2008

U.S. VALUE PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	47

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

48	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.4% or less in the following country: China.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	49

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

INTERNATIONAL VALUE PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represents 1.9% or less in the following countries: Australia, Brazil, Finland, Russia, Spain and Sweden.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

50	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

INTERNATIONAL GROWTH PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.0% or less in the following countries: Argentina, Czech Republic, Denmark, Hong Kong, Luxembourg, Netherlands, South Africa and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	51

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

SMALL-MID CAP VALUE PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

52	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

SMALL-MID CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	53

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

GLOBAL VALUE PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represents 1.2% or less in the following countries: Australia, India, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Taiwan and Thailand.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

54	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

GLOBAL RESEARCH GROWTH PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represents 1.1% or less in the following countries: China, Denmark, Hong Kong, India, Italy, Luxembourg, Russia, South Africa, South Korea, Sweden and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	55

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

SHORT DURATION BOND PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

56	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

INTERMEDIATE DURATION BOND PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	57

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

INFLATION-PROTECTED SECURITIES PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

58	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

HIGH-YIELD PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	59

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 24.2%
Capital Markets – 2.7%
Deutsche Bank AG	114,500	$9,717,615
The Goldman Sachs Group, Inc.	142,300	23,332,931
Lehman Brothers Holdings, Inc.	151,900	2,444,071
Merrill Lynch & Co., Inc.	73,500	2,083,725
Morgan Stanley	739,800	30,206,034

		67,784,376

Commercial Banks – 2.7%
Comerica, Inc.	252,300	7,087,107
Fifth Third Bancorp	430,500	6,793,290
Keycorp	89,900	1,079,699
National City Corp.	511,700	2,578,968
SunTrust Banks, Inc.	153,500	6,430,115
U.S. Bancorp	299,300	9,535,698
Wachovia Corp.	1,121,900	17,826,991
Wells Fargo & Co.	549,200	16,624,284

		67,956,152

Consumer Finance – 0.7%
Discover Financial Services	1,137,300	18,708,585

Diversified Financial Services – 6.9%
Bank of America Corp.	1,964,800	61,183,872
Citigroup, Inc.	2,676,200	50,821,038
JP Morgan Chase & Co.	1,587,000	61,083,630

		173,088,540

Insurance – 10.5%
ACE Ltd.	354,700	18,660,767
Allstate Corp.	488,800	22,059,544
American International Group, Inc.	1,591,700	34,205,633
Assurant, Inc.	85,700	5,007,451
Chubb Corp.	398,500	19,131,985
Everest Re Group Ltd.	65,500	5,379,515
Fidelity National Financial, Inc. – Class A	522,500	7,330,675
Genworth Financial, Inc. – Class A	945,500	15,175,275
Hartford Financial Services Group, Inc.	337,500	21,289,500
MetLife, Inc.	365,500	19,810,100
Old Republic International Corp.	625,200	6,833,436
PartnerRe Ltd.	66,100	4,554,951
The Progressive Corp.	883,600	16,320,092
RenaissanceRe Holdings Ltd.	128,700	6,526,377
Safeco Corp.	163,500	11,052,600
Torchmark Corp.	101,400	6,057,636
The Travelers Co., Inc.	509,000	22,477,440
Unum Group	715,800	18,188,478
XL Capital Ltd. – Class A	289,200	5,812,920

		265,874,375

60	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.7%
Federal Home Loan Mortgage Corp.	780,700	$3,520,957
Federal National Mortgage Association	979,600	6,700,464
Washington Mutual, Inc.	481,300	1,949,265
Washington Mutual, Inc. (Private Placement)	1,364,000	5,524,200

		17,694,886

		611,106,914

Energy – 18.1%
Oil, Gas & Consumable Fuels – 18.1%
Anadarko Petroleum Corp.	372,300	22,982,079
Apache Corp.	240,300	27,485,514
BP PLC (Sponsored) (ADR)	216,100	12,453,843
Chevron Corp.	1,001,700	86,466,744
ConocoPhillips	827,300	68,260,523
Devon Energy Corp.	307,300	31,359,965
Exxon Mobil Corp.	1,755,200	140,433,552
Marathon Oil Corp.	300,300	13,534,521
Occidental Petroleum Corp.	143,500	11,388,160
Royal Dutch Shell PLC (ADR)	171,300	11,908,776
Sunoco, Inc.	141,500	6,279,770
Total SA (Sponsored) (ADR)	162,000	11,644,560
Valero Energy Corp.	316,700	11,008,492

		455,206,499

Health Care – 10.6%
Biotechnology – 0.7%
Amgen, Inc.(a)	269,900	16,963,215

Health Care Equipment & Supplies – 0.2%
Covidien Ltd.	95,000	5,136,650

Health Care Providers & Services – 1.3%
AmerisourceBergen Corp. – Class A	127,639	5,234,475
Cardinal Health, Inc.	263,700	14,498,226
McKesson Corp.	234,800	13,566,744

		33,299,445

Pharmaceuticals – 8.4%
GlaxoSmithKline PLC (Sponsored) (ADR)	301,400	14,156,758
Johnson & Johnson	660,300	46,504,929
Merck & Co., Inc.	945,000	33,708,150
Pfizer, Inc.	3,541,100	67,670,421
Sanofi-Aventis SA (ADR)	324,800	11,514,160
Schering-Plough Corp.	673,600	13,067,840
Wyeth	563,300	24,379,624

		211,001,882

		266,401,192

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	61

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 10.0%
Auto Components – 0.5%
Autoliv, Inc.	162,800	$6,249,892
Magna International, Inc. – Class A	109,000	6,242,430

		12,492,322

Automobiles – 0.7%
General Motors Corp.	579,300	5,793,000
Toyota Motor Corp. (ADR)	134,100	12,014,019

		17,807,019

Household Durables – 1.2%
Black & Decker Corp.	123,600	7,817,700
Centex Corp.	218,900	3,550,558
DR Horton, Inc.	686,100	8,548,806
KB Home	227,500	4,732,000
Newell Rubbermaid, Inc.	90,900	1,645,290
Pulte Homes, Inc.	262,000	3,801,620

		30,095,974

Leisure, Equipment & Products – 0.2%
Brunswick Corp.	420,500	5,798,695

Media – 3.6%
CBS Corp. – Class B	617,300	9,987,914
Gannett Co., Inc.	473,300	8,420,007
Time Warner, Inc.	2,067,900	33,851,523
Viacom, Inc. – Class B(a)	368,800	10,872,224
The Walt Disney Co.	830,600	26,869,910

		90,001,578

Multiline Retail – 1.0%
Family Dollar Stores, Inc.	383,000	9,544,360
Macy’s, Inc.	743,300	15,475,506

		25,019,866

Specialty Retail – 1.9%
AutoNation, Inc.(a)	175,700	1,994,195
The Gap, Inc.	655,500	12,749,475
Home Depot, Inc.	792,100	21,481,752
Limited Brands, Inc.	282,000	5,865,600
Lowe’s Cos, Inc.	246,700	6,078,688

		48,169,710

Textiles, Apparel & Luxury Goods – 0.9%
Jones Apparel Group, Inc.	864,600	17,170,956
VF Corp.	76,335	6,049,549

		23,220,505

		252,605,669

62	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 9.2%
Beverages – 1.7%
The Coca-Cola Co.	51,900	$2,702,433
Coca-Cola Enterprises, Inc.	775,300	13,234,371
Molson Coors Brewing Co. – Class B	308,000	14,676,200
Pepsi Bottling Group, Inc.	393,800	11,648,604

		42,261,608

Food & Staples Retailing – 1.9%
The Kroger Co.	398,300	11,001,046
Safeway, Inc.	659,800	17,379,132
Supervalu, Inc.	557,600	12,930,744
Wal-Mart Stores, Inc.	100,000	5,907,000

		47,217,922

Food Products – 1.6%
ConAgra Foods, Inc.	419,900	8,931,273
Del Monte Foods Co.	590,000	5,026,800
Kraft Foods, Inc. – Class A	173,300	5,460,683
Sara Lee Corp.	953,700	12,874,950
Tyson Foods, Inc. – Class A	573,300	8,324,316

		40,618,022

Household Products – 2.0%
Procter & Gamble Co.	718,900	50,157,653

Tobacco – 2.0%
Altria Group, Inc.	560,300	11,783,109
Philip Morris International, Inc.	425,000	22,822,500
Reynolds American, Inc.	325,600	17,250,288

		51,855,897

		232,111,102

Industrials – 7.5%
Aerospace & Defense – 0.7%
Lockheed Martin Corp.	30,400	3,539,776
Northrop Grumman Corp.	196,100	13,501,485

		17,041,261

Commercial Services & Supplies – 0.6%
Allied Waste Industries, Inc.(a)	1,261,500	16,954,560

Industrial Conglomerates – 4.8%
3M Co.	98,900	7,081,240
General Electric Co.	3,198,700	89,883,470
Tyco International Ltd.	553,700	23,742,656

		120,707,366

Machinery – 0.8%
Caterpillar, Inc.	218,100	15,426,213
Cummins, Inc.	81,000	5,277,960

		20,704,173

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	63

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 0.6%
Avis Budget Group, Inc.(a)	273,600	$2,084,832
Ryder System, Inc.	193,400	12,478,168

		14,563,000

		189,970,360

Telecommunication Services – 6.8%
Diversified Telecommunication Services – 5.5%
AT&T, Inc.	2,769,300	88,589,907
Verizon Communications, Inc.	1,396,500	49,045,080

		137,634,987

Wireless Telecommunication Services – 1.3%
Sprint Nextel Corp.	2,560,100	22,324,072
Vodafone Group PLC (ADR)	432,800	11,058,040

		33,382,112

		171,017,099

Materials – 5.9%
Chemicals – 2.8%
Ashland, Inc.	162,300	6,642,939
Dow Chemical Co.	718,800	24,532,644
E.I. Du Pont de Nemours & Co.	585,000	25,997,400
Eastman Chemical Co.	209,465	12,634,929
Lubrizol Corp.	32,057	1,698,700

		71,506,612

Containers & Packaging – 1.4%
Ball Corp.	309,300	14,203,056
Owens-Illinois, Inc.(a)	275,200	12,273,920
Smurfit-Stone Container Corp.(a)	439,600	2,219,980
Sonoco Products Co.	210,400	7,271,424

		35,968,380

Metals & Mining – 1.7%
Alcoa, Inc.	699,000	22,458,870
ArcelorMittal	250,200	19,670,724

		42,129,594

		149,604,586

Information Technology – 3.6%
Communications Equipment – 0.4%
Motorola, Inc.	963,300	9,074,286

Computers & Peripherals – 1.0%
International Business Machines Corp.	66,800	8,131,564
Lexmark International, Inc. – Class A(a)	285,800	10,280,226
Western Digital Corp.(a)	261,500	7,128,490

		25,540,280

64	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 2.2%
Arrow Electronics, Inc.(a)	421,900	$14,002,861
Avnet, Inc.(a)	442,200	12,978,570
Flextronics International Ltd.(a)	1,218,278	10,867,040
Ingram Micro, Inc. – Class A(a)	436,100	8,246,651
Sanmina-SCI Corp.(a)	599,600	1,409,060
Tech Data Corp.(a)	167,500	5,718,450
Vishay Intertechnology, Inc.(a)	168,800	1,500,632

		54,723,264

		89,337,830

Utilities – 1.3%
Independent Power Producers & Energy Traders – 0.6%
Reliant Energy, Inc.(a)	838,300	14,276,249

Multi-Utilities – 0.7%
CMS Energy Corp.	277,400	3,764,318
Dominion Resources, Inc.	233,200	10,151,196
Wisconsin Energy Corp.	85,125	3,981,296

		17,896,810

		32,173,059

Total Common Stocks (cost $2,846,018,399)		2,449,534,310

SHORT-TERM INVESTMENTS – 4.4%
Investment Companies – 4.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $111,846,112)	111,846,112	111,846,112

Total Investments – 101.6% (cost $2,957,864,511)		2,561,380,422
Other assets less liabilities – (1.6)%		(40,437,599)

Net Assets – 100.0%		$2,520,942,823

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	65

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Information Technology – 31.3%
Communications Equipment – 8.4%
Cisco Systems, Inc.(a)	3,518,100	$84,610,305
Qualcomm, Inc.	944,100	49,706,865
Research In Motion Ltd.(a)	657,200	79,915,520

		214,232,690

Computers & Peripherals – 12.7%
Apple, Inc.(a)	1,061,430	179,944,228
Hewlett-Packard Co.	2,998,150	140,673,198

		320,617,426

Internet Software & Services – 6.6%
Google, Inc. – Class A(a)	361,070	167,280,120

Semiconductors & Semiconductor Equipment – 2.1%
Broadcom Corp. – Class A(a)	255,400	6,144,924
Intel Corp.	375,400	8,585,398
MEMC Electronic Materials, Inc.(a)	772,250	37,909,753

		52,640,075

Software – 1.5%
Electronic Arts, Inc.(a)	480,700	23,462,967
Microsoft Corp.	240,100	6,552,329
Salesforce.com, Inc.(a)	156,300	8,755,926

		38,771,222

		793,541,533

Health Care – 22.2%
Biotechnology – 8.9%
Celgene Corp.(a)	1,053,400	73,000,620
Genentech, Inc.(a)	470,900	46,501,375
Gilead Sciences, Inc.(a)	1,992,150	104,946,462

		224,448,457

Health Care Equipment & Supplies – 5.6%
Alcon, Inc.	392,150	66,779,223
Baxter International, Inc.	519,900	35,228,424
Becton Dickinson & Co.	444,625	38,851,333

		140,858,980

Health Care Providers & Services – 2.3%
Medco Health Solutions, Inc.(a)	1,251,800	58,646,830

Pharmaceuticals – 5.4%
Abbott Laboratories	1,041,700	59,824,831
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	1,645,600	77,902,704

		137,727,535

		561,681,802

66	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 11.5%
Beverages – 2.6%
The Coca-Cola Co.	494,000	$25,722,580
PepsiCo, Inc.	597,800	40,937,344

		66,659,924

Food & Staples Retailing – 2.0%
Costco Wholesale Corp.	274,900	18,434,794
Wal-Mart Stores, Inc.	558,400	32,984,688

		51,419,482

Food Products – 2.8%
Kellogg Co.	106,900	5,819,636
WM Wrigley Jr Co.	823,600	65,459,728

		71,279,364

Household Products – 2.8%
Colgate-Palmolive Co.	466,300	35,452,789
Procter & Gamble Co.	485,400	33,866,358

		69,319,147

Tobacco – 1.3%
Philip Morris International, Inc.	628,900	33,771,930

		292,449,847

Energy – 8.8%
Energy Equipment & Services – 6.1%
Cameron International Corp.(a)	431,700	20,112,903
National Oilwell Varco, Inc.(a)	371,600	27,398,068
Schlumberger Ltd.	1,018,150	95,930,093
Transocean, Inc.	80,550	10,245,960

		153,687,024

Oil, Gas & Consumable Fuels – 2.7%
EOG Resources, Inc.	655,800	68,478,636

		222,165,660

Financials – 8.2%
Capital Markets – 4.8%
The Blackstone Group LP	549,800	9,830,424
Franklin Resources, Inc.	542,100	56,649,450
The Goldman Sachs Group, Inc.	183,035	30,012,249
Merrill Lynch & Co., Inc.	860,500	24,395,175

		120,887,298

Diversified Financial Services – 3.4%
CME Group, Inc. – Class A	227,760	76,386,149
NYSE Euronext	224,900	9,128,691

		85,514,840

		206,402,138

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	67

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 6.7%
Aerospace & Defense – 2.5%
Honeywell International, Inc.	1,065,860	$53,474,196
Lockheed Martin Corp.	80,300	9,350,132

		62,824,328

Construction & Engineering – 1.3%
Fluor Corp.	348,700	27,941,331
Foster Wheeler Ltd.(a)	80,300	3,990,107

		31,931,438

Electrical Equipment – 0.6%
Emerson Electric Co.	255,600	11,962,080
First Solar, Inc.(a)	10,100	2,794,165

		14,756,245

Industrial Conglomerates – 0.2%
Textron, Inc.	135,100	5,552,610

Machinery – 1.4%
Deere & Co.	513,850	36,262,395

Road & Rail – 0.7%
Union Pacific Corp.	209,900	17,610,610

		168,937,626

Materials – 5.4%
Chemicals – 5.4%
Air Products & Chemicals, Inc.	335,800	30,843,230
Monsanto Co.	918,340	104,920,345

		135,763,575

Consumer Discretionary – 3.9%
Hotels, Restaurants & Leisure – 1.8%
McDonald’s Corp.	581,950	36,109,997
Starbucks Corp.(a)	576,500	8,970,340

		45,080,337

Multiline Retail – 1.6%
Kohl’s Corp.(a)	862,900	42,428,793

Textiles, Apparel & Luxury Goods – 0.5%
Nike, Inc. – Class B	201,400	12,206,854

		99,715,984

Telecommunication Services – 1.6%
Wireless Telecommunication Services – 1.6%
America Movil SAB de CV Series L (ADR)	812,000	41,720,560

Total Common Stocks (cost $2,302,596,657)		2,522,378,725

68	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $2,305,596)	2,305,596	$2,305,596

Total Investments – 99.7% (cost $2,304,902,253)		2,524,684,321
Other assets less liabilities – 0.3%		7,584,958

Net Assets – 100.0%		$2,532,269,279

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	69

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Equity: Other – 46.4%
Diversified/Specialty – 39.8%
Alexandria Real Estate Equities, Inc.	131,700	$14,185,407
BioMed Realty Trust, Inc.	325,200	8,708,856
British Land Co. PLC	929,626	12,901,211
Canadian Real Estate Investment Trust	460,162	12,888,696
DB RREEF Trust	17,287,431	21,754,073
Digital Realty Trust, Inc.	359,600	16,494,852
Entertainment Properties Trust	357,500	19,401,525
Forest City Enterprises, Inc. – Class A	147,100	4,230,596
Hang Lung Properties Ltd.	8,565,000	27,110,986
Henderson Land Development Co., Ltd.	2,586,000	15,588,427
Kerry Properties Ltd.	5,155,191	24,582,442
Land Securities Group PLC	799,492	19,752,266
Lend Lease Corp. Ltd.	2,798,100	23,001,165
Mitsubishi Estate Co., Ltd.	1,269,000	28,030,787
Mitsui Fudosan Co., Ltd.	1,503,000	31,321,368
Morguard Real Estate Investment Trust	435,300	5,227,044
New World Development Co., Ltd.	10,170,338	15,436,073
Plum Creek Timber Co., Inc. (REIT)	178,800	8,872,056
Rayonier, Inc.	222,320	10,002,177
Sumitomo Realty & Development	198,000	3,941,434
Sun Hung Kai Properties Ltd.	3,073,600	41,909,905
Unibail	262,618	54,527,429
Vornado Realty Trust	222,600	22,139,796
Wereldhave NV	76,200	8,498,245

		450,506,816

Health Care – 5.6%
HCP, Inc.	319,100	11,557,802
Health Care REIT, Inc.	381,900	19,809,153
Nationwide Health Properties, Inc.	436,400	15,020,888
Omega Healthcare Investors, Inc.	333,900	5,956,776
Ventas, Inc.	255,400	11,600,268

		63,944,887

Triple Net – 1.0%
Macquarie Infrastructure Group	2,502,131	4,662,947
National Retail Properties, Inc.	286,800	6,507,492

		11,170,439

		525,622,142

Retail – 20.3%
Regional Mall – 9.0%
CBL & Associates Properties, Inc.	177,000	3,839,130
General Growth Properties, Inc.	395,300	10,250,129
Simon Property Group, Inc.	486,700	46,178,096
Taubman Centers, Inc.	239,600	11,630,184
Westfield Group	2,038,336	29,910,998

		101,808,537

70	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Shopping Center/Other Retail – 11.3%
CapitaMall Trust	8,543,800	$16,417,915
Citycon Oyj	1,718,526	6,507,819
Corio NV	100,700	7,406,313
Federal Realty Investment Trust	72,200	5,478,536
Hammerson PLC	308,900	5,329,173
Kimco Realty Corp.	361,600	13,429,824
Klepierre	714,637	28,487,375
Macquarie CountryWide Trust	4,358,364	3,863,681
Mercialys SA	133,300	5,705,764
New World Department Store China Ltd.(a)	53,722	39,979
Primaris Retail Real Estate Investment Trust	362,699	5,984,636
Regency Centers Corp.	137,900	8,545,663
RioCan Real Estate Investment Trust(b)	132,100	2,679,821
RioCan Real Estate Investment Trust (UIT)	296,889	6,022,781
Tanger Factory Outlet Centers	314,600	12,621,752

		128,521,032

		230,329,569

Office – 15.2%
Office – 15.2%
Allied Properties Real Estate Investment Trust	464,232	8,975,968
Boston Properties, Inc.	176,600	18,096,202
Brookfield Properties Corp.	855,424	17,707,277
Castellum AB	965,100	9,879,064
Cominar Real Estate Investment Trust	391,689	8,388,593
Derwent Valley Holdings PLC	190,410	3,785,058
Dundee Real Estate Investment Trust	225,200	6,829,384
Great Portland Estates PLC	1,030,700	6,865,335
Hufvudstaden AB – Class A	602,000	5,082,173
ING Office Fund	8,019,300	9,862,956
Japan Real Estate Investment Corp. – Class A	1,840	17,161,326
Nippon Building Fund, Inc. – Class A	1,111	12,021,599
Nomura Real Estate Office Fund, Inc. – Class A	560	4,019,933
Norwegian Property ASA	1,134,200	4,268,329
NTT Urban Development Corp.	23,825	31,793,641
SL Green Realty Corp.	87,600	7,533,600

		172,270,438

Residential – 7.4%
Multi-Family – 5.8%
Apartment Investment & Management Co. – Class A	385,371	13,657,561
Boardwalk Real Estate Investment Trust	153,328	5,631,750
Equity Residential	346,284	14,613,185
Essex Property Trust, Inc.	70,400	8,261,440
Home Properties, Inc.	187,800	9,906,450

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	71

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mid-America Apartment Communities, Inc.	101,400	$5,086,224
UDR, Inc.	342,950	8,498,301

		65,654,911

Self Storage – 1.6%
Extra Space Storage, Inc.	208,700	3,287,025
Public Storage	166,900	14,740,608

		18,027,633

		83,682,544

Industrials – 4.6%
Industrial Warehouse Distribution – 4.6%
Ascendas Real Estate Investment Trust	12,613,000	20,230,360
Prologis	665,400	28,652,124
Segro PLC	427,723	3,401,989

		52,284,473

Lodging – 3.7%
Lodging – 3.7%
DiamondRock Hospitality Co.	742,130	6,835,018
Fonciere Des Murs	232,300	7,547,304
Host Hotels & Resorts, Inc.	617,257	8,826,775
Starwood Hotels & Resorts Worldwide, Inc.	136,525	4,949,031
Strategic Hotels & Resorts, Inc.	449,500	4,144,390
Sunstone Hotel Investors, Inc.	679,827	9,639,947

		41,942,465

Total Common Stocks (cost $1,208,414,397)		1,106,131,631

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(c) (cost $16,051,579)	16,051,579	16,051,579

Total Investments – 99.0% (cost $1,224,465,976)		1,122,183,210
Other assets less liabilities – 1.0%		10,197,862

Net Assets – 100.0%		$1,132,381,072

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the market value of this security amounted to $2,679,821 or 0.2% of net assets.

(c)	Investment in affiliated money market mutual fund.

See notes to financial statements.

72	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Financials – 27.0%
Capital Markets – 4.4%
Credit Suisse Group AG	525,900	$24,392,656
Deutsche Bank AG	351,500	29,851,709

		54,244,365

Commercial Banks – 13.5%
Barclays PLC	2,993,300	19,153,773
BNP Paribas SA	296,200	26,570,654
Credit Agricole SA	1,080,361	22,904,412
HBOS PLC	4,743,440	27,151,244
Kookmin Bank	222,700	12,183,514
Royal Bank of Scotland Group PLC (London Virt-X)	4,715,071	20,053,554
Societe Generale	257,476	24,836,783
Sumitomo Mitsui Financial Group, Inc.	2,108	12,762,297

		165,616,231

Consumer Finance – 1.4%
ORIX Corp.	140,810	17,153,777

Diversified Financial Services – 2.6%
Fortis (Euronext Brussels)	1,044,098	14,456,837
ING Group	566,611	17,652,381

		32,109,218

Insurance – 5.1%
Allianz SE	166,300	27,701,292
Aviva PLC	1,294,995	12,088,205
Fondiaria-Sai SpA (ordinary shares)	174,000	4,821,128
Fondiaria-Sai SpA (saving shares)	16,937	316,706
Muenchener Rueckversicherungs AG	111,300	17,280,089

		62,207,420

		331,331,011

Energy – 16.5%
Oil, Gas & Consumable Fuels – 16.5%
BP PLC	992,100	9,535,650
China Petroleum & Chemical Corp. – Class H	20,274,500	19,524,705
ENI SpA	800,400	25,962,811
LUKOIL (Sponsored) (ADR)	162,250	12,055,175
Nippon Mining Holdings, Inc.	1,416,000	7,865,296
Petro-Canada	405,600	17,934,564
Royal Dutch Shell PLC – Class A	1,594,552	55,492,311
StatoilHydro ASA	769,750	23,612,398
Total SA	418,800	30,084,971

		202,067,881

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	73

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 16.0%
Chemicals – 6.4%
BASF SE	546,100	$31,506,743
Koninklijke Dsm NV	268,600	15,459,181
Mitsubishi Chemical Holdings Corp.	2,029,000	11,478,998
Mitsui Chemicals, Inc.	1,236,000	6,100,474
Nova Chemicals Corp.	127,900	3,710,040
Solvay SA – Class A	86,400	10,578,385

		78,833,821

Metals & Mining – 8.4%
Antofagasta PLC	308,300	3,465,316
ArcelorMittal (Euronext Paris)	252,532	19,811,607
Barrick Gold Corp.	69,200	2,408,118
BHP Billiton Ltd.	279,800	9,827,070
Cia Vale do Rio Doce (Sponsored) – Class B (ADR)	471,700	11,212,309
Inmet Mining Corp.	78,500	4,727,891
JFE Holdings, Inc.	442,800	18,712,710
Kazakhmys PLC	405,200	9,508,532
MMC Norilsk Nickel (ADR)	363,500	7,182,760
Sumitomo Metal Mining Co. Ltd.	395,000	5,032,505
Xstrata PLC	207,440	11,565,435

		103,454,253

Paper & Forest Products – 1.2%
Stora Enso Oyj – Class R	727,900	7,293,223
Svenska Cellulosa AB – Class B	643,200	7,306,934

		14,600,157

		196,888,231

Consumer Discretionary – 9.4%
Auto Components – 1.9%
Compagnie Generale des Etablissements Michelin – Class B	167,400	10,850,864
Hyundai Mobis	148,510	12,331,847

		23,182,711

Automobiles – 4.5%
Honda Motor Co. Ltd.	117,100	3,803,133
Nissan Motor Co. Ltd.	2,135,200	16,219,164
Renault SA	317,600	26,520,609
Toyota Motor Corp.	202,500	9,035,224

		55,578,130

Hotels, Restaurants & Leisure – 0.4%
TUI Travel PLC	1,205,700	4,615,014

Household Durables – 1.5%
Sharp Corp.	845,000	10,750,978
Sony Corp.	158,600	6,062,941
Taylor Wimpey PLC	1,752,944	1,722,821

		18,536,740

74	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 1.1%
Lagardere SCA	174,400	$9,735,312
Yell Group PLC	1,705,610	3,342,973

		13,078,285

		114,990,880

Information Technology – 7.1%
Communications Equipment – 0.3%
Nokia OYJ	162,700	4,073,580

Computers & Peripherals – 3.3%
Asustek Computer, Inc.	2,473,220	5,685,874
Compal Electronics, Inc. (GDR)(a)	2,190,349	9,593,730
Fujitsu Ltd.	1,960,000	13,547,244
Toshiba Corp.	2,116,000	11,802,696

		40,629,544

Electronic Equipment & Instruments – 1.1%
Hitachi High-Technologies Corp.	159,600	2,943,231
Hitachi Ltd.	1,339,000	9,861,660

		12,804,891

Semiconductors & Semiconductor Equipment – 2.4%
Elpida Memory, Inc.(b)	211,800	4,560,588
Hynix Semiconductor, Inc.(b)	433,500	7,629,383
Samsung Electronics Co., Ltd.	12,150	5,699,218
United Microelectronics Corp.	28,440,174	11,856,374

		29,745,563

		87,253,578

Telecommunication Services – 6.3%
Diversified Telecommunication Services – 4.3%
China Netcom Group Corp., Ltd.	5,620,000	13,296,017
Deutsche Telekom AG – Class W	351,600	5,821,789
France Telecom SA	147,200	4,340,187
Nippon Telegraph & Telephone Corp.	2,621	12,885,204
Tele2 AB – Class B	89,400	1,375,074
Telecom Italia SpA (ordinary shares)	6,603,400	10,620,649
Telefonica SA	197,300	4,874,989

		53,213,909

Wireless Telecommunication Services – 2.0%
Vodafone Group PLC	9,629,937	24,609,720

		77,823,629

Industrials – 5.2%
Airlines – 2.1%
Air France-KLM	298,000	7,169,575
Deutsche Lufthansa AG	547,700	11,760,971
Qantas Airways Ltd.	2,577,100	7,419,205

		26,349,751

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	75

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Marine – 1.5%
Mitsui OSK Lines Ltd.	968,000	$11,472,806
Nippon Yusen KK	820,000	6,543,806

		18,016,612

Trading Companies & Distributors – 1.6%
Mitsubishi Corp.	410,300	11,270,562
Mitsui & Co. Ltd.	482,000	8,217,783

		19,488,345

		63,854,708

Health Care – 4.8%
Health Care Providers & Services – 0.3%
Celesio AG	101,700	3,890,368

Pharmaceuticals – 4.5%
GlaxoSmithKline PLC	971,500	22,860,215
Novartis AG	210,340	11,717,730
Sanofi-Aventis SA	283,319	20,100,219

		54,678,164

		58,568,532

Utilities – 3.4%
Electric Utilities – 3.0%
E.ON AG	338,400	19,762,452
The Tokyo Electric Power Co. Inc	607,800	17,340,832

		37,103,284

Multi-Utilities – 0.4%
RWE AG	47,700	5,145,551

		42,248,835

Consumer Staples – 2.3%
Food & Staples Retailing – 1.5%
Koninklijke Ahold NV	1,526,340	19,083,502

Food Products – 0.8%
Associated British Foods PLC	634,800	9,312,907

		28,396,409

Total Common Stocks (cost $1,385,162,076)		1,203,423,694

NON-CONVERTIBLE - PREFERRED STOCKS – 0.3%
Information Technology – 0.3%
Semiconductors & Semiconductor Equipment – 0.3%
Samsung Electronics Co., Ltd. (cost $5,490,011)	11,500	3,819,794

76	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $15,405,825)	15,405,825	$15,405,825

Total Investments – 99.5% (cost $1,406,057,912)		1,222,649,313
Other assets less liabilities – 0.5%		5,827,434

Net Assets – 100.0%		$1,228,476,747

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
SHARE PRICE INDEX	54	September 2008	$5,787,725	$5,963,156	$175,431

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the market value of this security amounted to $9,593,730 or 0.8% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	77

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Health Care – 15.7%
Biotechnology – 1.2%
CSL Ltd./Australia	417,014	$14,553,904

Health Care Equipment & Supplies – 1.6%
Alcon, Inc.	121,400	20,673,206

Pharmaceuticals – 12.9%
AstraZeneca PLC	155,332	7,572,731
Bayer AG	455,753	36,019,204
GlaxoSmithKline PLC	1,309,621	30,816,487
Novartis AG	664,889	37,039,983
Novo Nordisk A/S – Class B	212,533	11,863,983
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	791,500	37,469,610

		160,781,998

		196,009,108

Materials – 15.1%
Chemicals – 2.7%
Incitec Pivot Ltd.	80,025	10,886,845
Potash Corp. of Saskatchewan	85,380	14,821,968
Syngenta AG	29,839	8,006,083

		33,714,896

Metals & Mining – 12.4%
Anglo American PLC	314,314	16,707,595
BHP Billiton PLC	1,233,653	38,423,252
Cia Vale do Rio Doce – Class B (ADR)	461,000	12,239,550
Rio Tinto PLC	521,246	49,481,248
Xstrata PLC	674,687	37,615,930

		154,467,575

		188,182,471

Industrials – 13.6%
Aerospace & Defense – 2.8%
BAE Systems PLC	4,028,418	35,158,466

Electrical Equipment – 3.2%
ABB Ltd.	1,598,780	39,214,424

Industrial Conglomerates – 0.7%
Murray & Roberts Holdings Ltd.	654,645	8,835,304

Machinery – 1.0%
Atlas Copco AB – Class A	890,768	12,433,932

Trading Companies & Distributors – 5.9%
Mitsubishi Corp.	1,296,800	35,621,899
Mitsui & Co. Ltd.	2,222,000	37,883,636

		73,505,535

		169,147,661

78	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 13.4%
Food & Staples Retailing – 2.4%
Tesco PLC	4,276,399	$29,641,294

Food Products – 5.3%
Nestle SA	1,003,965	44,234,282
Unilever PLC	801,751	21,504,643

		65,738,925

Household Products – 2.9%
Reckitt Benckiser PLC	702,837	35,531,513

Tobacco – 2.8%
British American Tobacco PLC	1,049,847	35,468,224

		166,379,956

Energy – 10.3%
Energy Equipment & Services – 2.5%
Technip SA	112,930	9,268,145
Tenaris SA (Sponsored) (ADR)	218,200	11,933,358
WorleyParsons Ltd.	326,004	10,262,259

		31,463,762

Oil, Gas & Consumable Fuels – 7.8%
Gazprom OAO (Sponsored) (ADR)(a)	178,729	6,970,431
Petroleo Brasileiro SA (ADR)	353,200	18,627,768
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	194,996	6,814,576
StatoilHydro ASA	1,030,855	31,621,901
Total SA	461,179	33,129,315

		97,163,991

		128,627,753

Financials – 9.3%
Capital Markets – 6.2%
Credit Suisse Group AG	433,088	20,087,786
ICAP PLC	1,221,667	10,519,253
Julius Baer Holding AG	188,630	11,479,147
Man Group PLC	3,450,192	35,552,730

		77,638,916

Commercial Banks – 2.6%
Banco Santander Central Hispano SA	1,170,133	19,891,535
Standard Chartered PLC	456,527	12,346,151

		32,237,686

Insurance – 0.5%
QBE Insurance Group Ltd.	296,011	6,020,283

		115,896,885

Utilities – 7.7%
Electric & Gas Utility – 0.6%
Iberdrola Renovables SA(b)	1,221,636	7,787,648

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	79

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electric Utilities – 3.6%
CEZ	130,931	$9,824,841
E.ON AG	609,558	35,597,993

		45,422,834

Independent Power Producers & Energy Traders – 1.3%
International Power PLC	2,182,159	15,664,332

Multi-Utilities – 2.2%
Gaz de France SA	470,507	27,085,804

		95,960,618

Telecommunication Services – 5.4%
Diversified Telecommunication Services – 2.9%
Telefonica SA	1,199,218	29,630,891
Vimpel-Communications (Sponsored) (ADR)	255,500	6,139,665

		35,770,556

Wireless Telecommunication Services – 2.5%
Vodafone Group PLC	12,256,799	31,322,779

		67,093,335

Information Technology – 4.0%
Communications Equipment – 1.5%
Research In Motion Ltd.(b)	154,500	18,787,200

Software – 2.5%
Nintendo Co. Ltd.	66,600	31,266,009

		50,053,209

Consumer Discretionary – 3.2%
Automobiles – 0.6%
Porsche Automobil Holding SE	48,427	6,797,864

Media – 1.9%
Eutelsat Communications	494,905	13,719,395
SES SA	435,504	10,510,463

		24,229,858

Specialty Retail – 0.7%
Esprit Holdings Ltd.	1,005,200	8,298,192

		39,325,914

Total Common Stocks (cost $1,241,332,307)		1,216,676,910

80	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.0%
Information Technology – 0.0%
Semiconductors & Semiconductor Equipment – 0.0%
Taiwan Semiconductor Manufacturing Co. Ltd., expiring 11/08/10(b) (cost $51,817)	24,387	$45,531

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(c) (cost $27,833,563)	27,833,563	27,833,563

Total Investments – 99.9% (cost $1,269,217,687)		1,244,556,004
Other assets less liabilities – 0.1%		1,423,149

Net Assets – 100.0%		$1,245,979,153

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the market value of this security amounted to $6,970,431 or 0.6% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	81

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.2%
Financials – 21.7%
Commercial Banks – 5.6%
Central Pacific Financial Corp.	320,150	$3,809,785
The South Financial Group, Inc.	528,000	3,590,400
Susquehanna Bancshares, Inc.	285,000	4,554,300
Synovus Financial Corp.	364,100	3,349,720
Trustmark Corp.	347,264	6,663,996
UnionBanCal Corp.	64,800	4,774,464
Webster Financial Corp.	379,000	8,080,280
Whitney Holding Corp.	162,000	3,507,300

		38,330,245

Insurance – 7.6%
Arch Capital Group Ltd.(a)	175,000	12,208,000
Aspen Insurance Holdings, Ltd.	343,500	9,308,850
Fidelity National Financial, Inc. – Class A	305,000	4,279,150
Old Republic International Corp.	376,000	4,109,680
PartnerRe Ltd.	14,800	1,019,868
Platinum Underwriters Holdings, Ltd.	317,500	11,477,625
RenaissanceRe Holdings Ltd.	35,000	1,774,850
StanCorp Financial Group, Inc.	157,700	7,728,877

		51,906,900

Real Estate Investment Trusts (REITs) – 5.0%
Alexandria Real Estate Equities, Inc.	49,000	5,277,790
Digital Realty Trust, Inc.	171,300	7,857,531
Home Properties, Inc.	120,913	6,378,161
Mid-America Apartment Communities, Inc.	74,000	3,711,840
Strategic Hotels & Resorts, Inc.	101,000	931,220
Sunstone Hotel Investors, Inc.	211,104	2,993,455
Tanger Factory Outlet Centers	102,800	4,124,336
Taubman Centers, Inc.	66,300	3,218,202

		34,492,535

Thrifts & Mortgage Finance – 3.5%
Astoria Financial Corp.	224,900	4,914,065
First Niagara Financial Group, Inc.	468,000	7,001,280
Provident Financial Services, Inc.	599,400	9,140,850
Washington Federal, Inc.	188,900	3,254,747

		24,310,942

		149,040,622

Industrials – 18.7%
Aerospace & Defense – 0.5%
Goodrich Corp.	64,300	3,295,375

Airlines – 1.6%
Alaska Air Group, Inc.(a)	212,200	4,458,322
Continental Airlines, Inc. – Class B(a)	181,300	2,946,125
Skywest, Inc.	202,500	3,460,725

		10,865,172

82	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.5%
Quanex Building Products Corp.	226,500	$3,728,190

Commercial Services & Supplies – 4.3%
IKON Office Solutions, Inc.	734,400	12,712,464
Kelly Services, Inc. – Class A	400,100	7,737,934
United Stationers, Inc.(a)	176,800	8,765,744

		29,216,142

Electrical Equipment – 2.7%
Acuity Brands, Inc.	103,600	4,507,636
Cooper Industries Ltd. – Class A	94,000	4,478,160
EnerSys(a)	99,400	2,795,128
Regal-Beloit Corp.	142,600	6,695,070

		18,475,994

Machinery – 2.6%
AGCO Corp.(a)	53,800	3,315,694
Briggs & Stratton Corp.	284,300	4,264,500
Mueller Industries, Inc.	245,000	6,872,250
Terex Corp.(a)	65,200	3,278,908

		17,731,352

Road & Rail – 5.3%
Arkansas Best Corp.	141,900	4,912,578
Avis Budget Group, Inc.(a)	492,900	3,755,898
Con-way, Inc.	116,300	5,710,330
Hertz Global Holdings, Inc.(a)	442,900	4,211,979
Ryder System, Inc.	176,000	11,355,520
Werner Enterprises, Inc.	290,500	6,626,305

		36,572,610

Trading Companies & Distributors – 1.2%
GATX Corp.	186,700	8,183,061

		128,067,896

Materials – 12.0%
Chemicals – 7.7%
Arch Chemicals, Inc.	129,866	4,766,082
Ashland, Inc.	199,100	8,149,163
Chemtura Corp.	1,040,800	6,858,872
Cytec Industries, Inc.	152,900	7,767,320
Lubrizol Corp.	24,800	1,314,152
Methanex Corp.	170,600	4,302,532
Rockwood Holdings, Inc.(a)	349,100	13,213,435
Westlake Chemical Corp.	314,600	5,971,108

		52,342,664

Containers & Packaging – 2.3%
Aptargroup, Inc.	150,800	6,090,812
Silgan Holdings, Inc.	112,000	5,862,080
Sonoco Products Co.	113,300	3,915,648

		15,868,540

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	83

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 2.0%
Commercial Metals Co.	263,800	$6,866,714
Reliance Steel & Aluminum Co.	79,700	4,543,697
Steel Dynamics, Inc.	100,400	2,492,932

		13,903,343

		82,114,547

Consumer Discretionary – 10.9%
Auto Components – 2.8%
ArvinMeritor, Inc.	618,700	9,286,687
Autoliv, Inc.	61,500	2,360,985
TRW Automotive Holdings Corp.(a)	387,100	7,424,578

		19,072,250

Automobiles – 1.1%
Thor Industries, Inc.	336,700	7,737,366

Hotels, Restaurants & Leisure – 0.7%
Boyd Gaming Corp.(a)	385,700	4,701,683

Household Durables – 0.6%
Furniture Brands International, Inc.	304,500	2,725,275
KB Home	69,400	1,443,520

		4,168,795

Leisure, Equipment & Products – 1.9%
Brunswick Corp.	443,800	6,120,002
Callaway Golf Co.	529,900	7,196,042

		13,316,044

Media – 0.5%
Gannett Co., Inc.	191,800	3,412,122

Multiline Retail – 0.3%
Dillard’s, Inc. – Class A	149,800	1,912,946

Specialty Retail – 2.3%
AutoNation, Inc.(a)	320,438	3,636,971
Foot Locker, Inc.	256,300	4,175,127
Men’s Wearhouse, Inc.	349,500	7,654,050

		15,466,148

Textiles, Apparel & Luxury Goods – 0.7%
Jones Apparel Group, Inc.	240,100	4,768,386

		74,555,740

Information Technology – 10.0%
Communications Equipment – 0.9%
CommScope, Inc.(a)	126,600	6,199,602

Computers & Peripherals – 0.7%
Lexmark International, Inc. – Class A(a)	127,100	4,571,787

84	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 5.6%
Anixter International, Inc.(a)	56,500	$4,170,265
Arrow Electronics, Inc.(a)	225,900	7,497,621
Benchmark Electronics, Inc.(a)	204,000	3,363,960
Ingram Micro, Inc. – Class A(a)	382,800	7,238,748
Insight Enterprises, Inc.(a)	393,000	6,539,520
Tech Data Corp.(a)	171,300	5,848,182
Vishay Intertechnology, Inc.(a)	457,400	4,066,286

		38,724,582

IT Services – 0.3%
Convergys Corp.(a)	147,675	2,178,206

Semiconductors & Semiconductor Equipment – 2.5%
Amkor Technology, Inc.(a)	566,000	4,250,660
Siliconware Precision Industries Co. (Sponsored) (ADR)	491,700	3,382,896
Spansion, Inc. – Class A(a)	310,000	697,500
Teradyne, Inc.(a)	539,800	5,036,334
Zoran Corp.(a)	432,600	3,850,140

		17,217,530

		68,891,707

Consumer Staples – 7.8%
Food & Staples Retailing – 2.5%
Ruddick Corp.	336,869	10,725,909
Supervalu, Inc.	275,900	6,398,121

		17,124,030

Food Products – 3.8%
Corn Products International, Inc.	49,700	2,226,063
Del Monte Foods Co.	1,013,800	8,637,576
Smithfield Foods, Inc.(a)	447,100	8,991,181
Tyson Foods, Inc. – Class A	427,000	6,200,040

		26,054,860

Tobacco – 1.5%
Universal Corp.	193,200	10,030,944

		53,209,834

Health Care – 6.2%
Health Care Providers & Services – 5.2%
AMERIGROUP Corp.(a)	268,700	6,953,956
Apria Healthcare Group, Inc.(a)	155,400	3,073,812
LifePoint Hospitals, Inc.(a)	174,678	5,893,636
Molina Healthcare, Inc.(a)	256,425	8,069,695
Omnicare, Inc.	151,600	4,889,100
Universal Health Services, Inc. – Class B	113,400	7,005,852

		35,886,051

Life Sciences Tools & Services – 1.0%
PerkinElmer, Inc.	226,300	6,429,183

		42,315,234

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	85

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 5.4%
Electric Utilities – 1.5%
Allegheny Energy, Inc.	58,800	$2,665,404
Northeast Utilities	289,500	7,784,655

		10,450,059

Gas Utilities – 1.0%
Atmos Energy Corp.	253,091	6,970,126

Independent Power Producers & Energy Traders – 1.5%
Constellation Energy Group, Inc.	55,300	3,689,063
Reliant Energy, Inc.(a)	378,000	6,437,340

		10,126,403

Multi-Utilities – 1.4%
Puget Energy, Inc.	124,600	3,476,340
Wisconsin Energy Corp.	135,500	6,337,335

		9,813,675

		37,360,263

Energy – 3.5%
Energy Equipment & Services – 2.4%
Helmerich & Payne, Inc.	72,900	4,164,048
Oil States International, Inc.(a)	163,300	9,084,379
Rowan Cos., Inc.	86,500	3,195,310

		16,443,737

Oil, Gas & Consumable Fuels – 1.1%
Cimarex Energy Co.	94,100	5,226,314
Hess Corp.	22,100	2,314,091

		7,540,405

		23,984,142

Total Common Stocks (cost $707,871,026)		659,539,985

SHORT-TERM INVESTMENTS – 3.7%
Investment Companies – 3.7%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(b) (cost $25,715,909)	25,715,909	25,715,909

Total Investments – 99.9% (cost $733,586,935)		685,255,894
Other assets less liabilities – 0.1%		531,799

Net Assets – 100.0%		$685,787,693

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

86	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Industrials – 27.3%
Aerospace & Defense – 1.7%
Hexcel Corp.(a)	561,600	$11,670,048

Air Freight & Logistics – 1.0%
CH Robinson Worldwide, Inc.	126,900	6,612,759

Commercial Services & Supplies – 6.7%
FTI Consulting, Inc.(a)	187,500	13,762,500
Huron Consulting Group, Inc.(a)	123,900	7,989,072
Iron Mountain, Inc.(a)	409,000	11,824,190
Stericycle, Inc.(a)	209,500	12,423,350

		45,999,112

Construction & Engineering – 1.9%
Chicago Bridge & Iron Co. NV	261,000	8,357,220
Granite Construction, Inc.	133,700	4,904,116

		13,261,336

Electrical Equipment – 4.8%
Ametek, Inc.	272,900	13,246,566
Baldor Electric Co.	255,800	9,116,712
EnerSys(a)	190,300	5,351,236
Polypore International, Inc.(a)	187,800	5,151,354

		32,865,868

Machinery – 10.7%
Actuant Corp. – Class A	215,000	6,783,250
Astec Industries, Inc.(a)	147,400	5,070,560
Bucyrus International, Inc. – Class A	134,500	9,394,825
Chart Industries, Inc.(a)	225,328	10,405,647
IDEX Corp.	297,475	11,027,398
Joy Global, Inc.	115,655	8,216,131
Kaydon Corp.	109,600	6,108,008
Lincoln Electric Holdings, Inc.	161,500	13,044,355
Valmont Industries, Inc.	31,700	3,383,658

		73,433,832

Trading Companies & Distributors – 0.5%
MSC Industrial Direct Co. – Class A	71,700	3,651,681

		187,494,636

Information Technology – 21.7%
Communications Equipment – 2.5%
F5 Networks, Inc.(a)	323,600	11,037,996
Foundry Networks, Inc.(a)	352,800	6,487,992

		17,525,988

Electronic Equipment & Instruments – 1.4%
Amphenol Corp. – Class A	201,480	9,574,330

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	87

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet Software & Services – 3.5%
DealerTrack Holdings, Inc.(a)	51,900	$956,517
Digital River, Inc.(a)	177,800	7,778,750
VistaPrint Ltd.(a)	458,600	15,243,864

		23,979,131

IT Services – 2.0%
Alliance Data Systems Corp.(a)	138,200	8,877,968
Global Payments, Inc.	99,600	4,801,716

		13,679,684

Semiconductors & Semiconductor Equipment – 9.9%
Hittite Microwave Corp.(a)	282,400	9,994,136
Integrated Device Technology, Inc.(a)	488,900	5,177,451
Intersil Corp. – Class A	355,000	8,317,650
Microsemi Corp.(a)	314,800	8,657,000
ON Semiconductor Corp.(a)	1,171,100	11,090,317
PMC-Sierra, Inc.(a)	812,900	7,316,100
Silicon Laboratories, Inc.(a)	254,100	8,565,711
Varian Semiconductor Equipment(a)	68,700	2,219,010
Verigy Ltd.(a)	373,800	6,904,086

		68,241,461

Software – 2.4%
Activision Blizzard, Inc.(a)	96,654	3,172,184
Concur Technologies, Inc.(a)	10,700	470,265
McAfee, Inc.(a)	88,400	3,497,104
Red Hat, Inc.(a)	430,300	9,036,300

		16,175,853

		149,176,447

Health Care – 19.1%
Biotechnology – 7.1%
Acorda Therapeutics, Inc.(a)	240,100	6,758,815
Alexion Pharmaceuticals, Inc.(a)	258,800	11,666,704
BioMarin Pharmaceutical, Inc.(a)	292,900	8,828,006
OSI Pharmaceuticals, Inc.(a)	145,600	7,352,800
Savient Pharmaceuticals, Inc.(a)	248,700	5,652,951
United Therapeutics Corp.(a)	76,700	8,140,171

		48,399,447

Health Care Equipment & Supplies – 7.1%
Gen-Probe, Inc.(a)	139,500	8,335,125
Immucor, Inc.(a)	312,800	10,075,288
Masimo Corp.(a)	288,300	11,523,351
Mindray Medical International Ltd. (ADR)	184,900	7,190,761
NuVasive, Inc.(a)	239,200	11,400,272

		48,524,797

Health Care Providers & Services – 1.6%
HealthExtras, Inc.(a)	339,200	11,057,920

88	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 2.8%
AMAG Pharmaceuticals, Inc.(a)	162,400	$6,283,256
Icon PLC (Sponsored) (ADR)(a)	322,800	13,147,644

		19,430,900

Pharmaceuticals – 0.5%
XenoPort, Inc.(a)	72,200	3,525,526

		130,938,590

Consumer Discretionary – 11.7%
Diversified Consumer Services – 4.0%
Corinthian Colleges, Inc.(a)	472,900	6,275,383
DeVry, Inc.	161,800	8,345,644
Strayer Education, Inc.	60,900	12,779,256

		27,400,283

Hotels, Restaurants & Leisure – 2.3%
Orient-Express Hotels Ltd. – Class A	158,700	5,697,330
Panera Bread Co. – Class A(a)	177,300	9,528,102
Sonic Corp.(a)	20,200	292,698

		15,518,130

Internet & Catalog Retail – 1.8%
NetFlix, Inc.(a)	398,900	12,302,076

Media – 1.2%
National CineMedia, Inc.	736,400	8,240,316

Specialty Retail – 2.4%
Ross Stores, Inc.	173,900	6,992,519
Urban Outfitters, Inc.(a)	264,600	9,425,052

		16,417,571

		79,878,376

Energy – 10.6%
Energy Equipment & Services – 6.1%
Cameron International Corp.(a)	126,300	5,884,317
Complete Production Services, Inc.(a)	373,000	11,022,150
FMC Technologies, Inc.(a)	66,400	3,556,384
Oceaneering International, Inc.(a)	104,200	6,503,122
Oil States International, Inc.(a)	71,600	3,983,108
Superior Energy Services, Inc.(a)	162,700	7,653,408
Tesco Corp.(a)	103,600	3,519,292

		42,121,781

Oil, Gas & Consumable Fuels – 4.5%
Bill Barrett Corp.(a)	149,700	5,895,186
Cabot Oil & Gas Corp.	104,300	4,635,092
Forest Oil Corp.(a)	125,300	7,132,076
Newfield Exploration Co.(a)	143,500	6,489,070
Penn Virginia Corp.	96,900	6,412,842

		30,564,266

		72,686,047

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	89

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 5.7%
Capital Markets – 5.7%
Affiliated Managers Group, Inc.(a)	83,750	$7,974,675
Greenhill & Co., Inc.	157,720	10,425,292
Lazard Ltd. – Class A	253,000	10,724,670
MF Global Ltd.(a)	169,400	1,248,478
optionsXpress Holdings, Inc.	265,700	6,129,699
Pzena Investment Management, Inc. – Class A	305,000	2,726,700

		39,229,514

Telecommunication Services – 1.5%
Wireless Telecommunication Services – 1.5%
SBA Communications Corp. – Class A(a)	288,600	10,080,798

Materials – 1.2%
Chemicals – 0.7%
Airgas, Inc.	84,800	5,023,552

Metals & Mining – 0.5%
Allegheny Technologies, Inc.	69,980	3,429,020

		8,452,572

Total Common Stocks (cost $599,811,629)		677,936,980

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(b) (cost $6,801,044)	6,801,044	6,801,044

Total Investments – 99.8% (cost $606,612,673)		684,738,024
Other assets less liabilities – 0.2%		1,552,790

Net Assets – 100.0%		$686,290,814

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

90	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

GLOBAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.2%
Financials – 27.2%
Capital Markets – 4.0%
Credit Suisse Group AG	1,500	$69,574
Deutsche Bank AG	600	50,956
The Goldman Sachs Group, Inc.	100	16,397
Lehman Brothers Holdings, Inc.	1,100	17,699
Morgan Stanley	1,600	65,328

		219,954

Commercial Banks – 7.4%
ABSA Group Ltd.	1,400	19,765
BNP Paribas SA	700	62,794
Canadian Imperial Bank of Commerce/Canada	201	12,147
Credit Agricole SA	2,413	51,157
HBOS PLC	9,560	54,721
Industrial Bank of Korea	920	13,067
Kookmin Bank (ADR)	200	10,960
Royal Bank of Canada	600	27,547
Royal Bank of Scotland Group PLC (London Virt-X)	8,522	36,245
Standard Bank Group Ltd.	622	7,257
State Bank of India Ltd. (GDR)(a)	390	24,674
Sumitomo Mitsui Financial Group, Inc.	8	48,434
Wachovia Corp.	2,700	42,903

		411,671

Consumer Finance – 0.7%
ORIX Corp.	300	36,547

Diversified Financial Services – 5.7%
Bank of America Corp.	1,300	40,482
Citigroup, Inc.	3,000	56,970
Fortis (Euronext Brussels)	3,166	43,837
ING Group	2,400	74,770
JP Morgan Chase & Co.	2,600	100,074

		316,133

Insurance – 9.2%
Allianz SE	500	83,287
Allstate Corp.	800	36,104
American International Group, Inc.	4,000	85,960
Aviva PLC	6,306	58,864
Fairfax Financial Holdings Ltd.	100	21,944
Genworth Financial, Inc. – Class A	1,500	24,075
Hartford Financial Services Group, Inc.	300	18,924
MetLife, Inc.	1,100	59,620
Muenchener Rueckversicherungs AG	400	62,103
The Travelers Co., Inc.	900	39,744
XL Capital Ltd. – Class A	1,000	20,100

		510,725

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	91

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.2%
Federal Home Loan Mortgage Corp.	1,300	$5,863
Federal National Mortgage Association	1,200	8,208

		14,071

		1,509,101

Energy – 18.0%
Oil, Gas & Consumable Fuels – 18.0%
Apache Corp.	400	45,752
BP PLC	4,500	43,252
Chevron Corp.	1,600	138,112
China Petroleum & Chemical Corp. – Class H	32,000	30,817
ConocoPhillips	1,700	140,267
ENI SpA	2,000	64,875
Exxon Mobil Corp.	700	56,007
Imperial Oil Ltd.	300	15,429
LUKOIL (Sponsored) (ADR)	500	37,150
Nexen, Inc.	500	15,671
Nippon Mining Holdings, Inc.	4,500	24,996
Petro-Canada	1,300	57,483
PTT PCL	1,300	10,023
Repsol YPF SA	1,200	37,117
Royal Dutch Shell PLC – Class A	3,920	136,421
StatoilHydro ASA	2,300	70,553
Total SA	1,000	71,836

		995,761

Materials – 13.6%
Chemicals – 5.5%
BASF SE	1,600	92,311
Dow Chemical Co.	1,600	54,608
E.I. Du Pont de Nemours & Co.	1,000	44,440
Koninklijke Dsm NV	400	23,022
Mitsubishi Chemical Holdings Corp.	8,500	48,088
Nova Chemicals Corp.	600	17,404
Solvay SA – Class A	200	24,487

		304,360

Metals & Mining – 6.8%
Alcoa, Inc.	1,300	41,769
Antofagasta PLC	2,100	23,604
ArcelorMittal (Euronext Amsterdam)	900	70,600
Barrick Gold Corp.	600	20,880
BHP Billiton Ltd.	500	17,561
Gerdau Ameristeel Corp.	2,300	32,492
Inmet Mining Corp.	300	18,068
JFE Holdings, Inc.	1,400	59,164
Kazakhmys PLC	800	18,773
MMC Norilsk Nickel (ADR)	1,350	26,676
Norsk Hydro ASA	1,250	13,321
Xstrata PLC	630	35,124

		378,032

92	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Paper & Forest Products – 1.3%
Stora Enso Oyj – Class R	3,400	$34,067
Svenska Cellulosa AB – Class B	3,500	39,761

		73,828

		756,220

Consumer Discretionary – 8.1%
Auto Components – 0.6%
Compagnie Generale des Etablissements Michelin – Class B	400	25,928
Hyundai Mobis	90	7,473

		33,401

Automobiles – 2.1%
Nissan Motor Co. Ltd.	8,500	64,567
Renault SA	600	50,102

		114,669

Household Durables – 1.4%
Black & Decker Corp.	400	25,300
Sharp Corp.	4,000	50,892

		76,192

Media – 3.4%
CBS Corp. – Class B	2,700	43,686
Lagardere SCA	600	33,493
Time Warner, Inc.	4,000	65,480
The Walt Disney Co.	1,400	45,290

		187,949

Multiline Retail – 0.6%
Macy’s, Inc.	1,700	35,394

		447,605

Health Care – 7.6%
Health Care Providers & Services – 1.6%
Cardinal Health, Inc.	800	43,984
McKesson Corp.	800	46,224

		90,208

Pharmaceuticals – 6.0%
GlaxoSmithKline PLC	2,300	54,121
Merck & Co., Inc.	2,000	71,340
Pfizer, Inc.	6,000	114,660
Sanofi-Aventis SA	800	56,756
Schering-Plough Corp.	1,800	34,920

		331,797

		422,005

Telecommunication Services – 5.7%
Diversified Telecommunication Services – 3.3%
AT&T, Inc.	2,600	83,174
China Netcom Group Corp., Ltd.	10,500	24,841
China Telecom Corp. Ltd. – Class H	24,420	12,427

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	93

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Verizon Communications, Inc.	1,700	$59,704

		180,146

Wireless Telecommunication Services – 2.4%
Sprint Nextel Corp.	4,800	41,856
Vodafone Group PLC	36,612	93,564

		135,420

		315,566

Industrials – 4.8%
Aerospace & Defense – 0.5%
Northrop Grumman Corp.	400	27,540

Airlines – 2.2%
Air France-KLM	1,900	45,712
Deutsche Lufthansa AG	3,500	75,157

		120,869

Industrial Conglomerates – 0.4%
General Electric Co.	900	25,290

Marine – 1.3%
Mitsui OSK Lines Ltd.	6,000	71,112

Trading Companies & Distributors – 0.4%
Finning International, Inc.	1,000	22,754

		267,565

Consumer Staples – 3.7%
Food & Staples Retailing – 1.0%
Koninklijke Ahold NV	2,900	36,258
Supervalu, Inc.	800	18,552

		54,810

Tobacco – 2.7%
Altria Group, Inc.	3,300	69,399
Philip Morris International, Inc.	1,500	80,550

		149,949

		204,759

Information Technology – 3.4%
Communications Equipment – 0.6%
Nokia OYJ	1,300	32,548

Computers & Peripherals – 1.5%
Fujitsu Ltd.	9,000	62,207
Western Digital Corp.(b)	700	19,082

		81,289

Electronic Equipment & Instruments – 0.6%
Flextronics International Ltd.(b)	1,438	12,827
Tech Data Corp.(b)	700	23,898

		36,725

94	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.7%
Hynix Semiconductor, Inc.(b)	400	$7,040
Samsung Electronics Co., Ltd.	14	6,567
Siliconware Precision Industries Co. (Sponsored) (ADR)	3,386	23,292

		36,899

		187,461

Utilities – 3.1%
Electric Utilities – 2.8%
E.ON AG	1,500	87,600
The Tokyo Electric Power Co. Inc	2,400	68,473

		156,073

Multi-Utilities – 0.3%
A2A SpA	4,600	14,377

		170,450

Total Common Stocks (cost $6,303,027)		5,276,493

WARRANTS – 0.8%
Information Technology – 0.8%
Computers & Peripherals – 0.3%
Compal Electronics, Inc., expiring 1/17/12(a)(b)	18,064	16,239

Semiconductors & Semiconductor Equipment – 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., expiring 1/17/12(a)(b)	9,392	17,451
United Microelectronics Corp., Deutshe Bank AG London, expiring 1/24/17(a)(b)	20,497	8,629

Total Warrants (cost $49,987)		42,319

NON-CONVERTIBLE - PREFERRED STOCKS – 0.1%
Information Technology – 0.1%
Semiconductors & Semiconductor Equipment – 0.1%
Samsung Electronics Co., Ltd. (cost $12,822)	25	8,304

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(c) (cost $36,831)	36,831	36,831

Total Investments – 96.8% (cost $6,402,667)		5,363,947
Other assets less liabilities – 3.2%		175,586

Net Assets – 100.0%		$5,539,533

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	95

Global Value Portfolio—Portfolio of Investments

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	1	September 2008	$52,465	$49,484	$ (2,981)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the aggregate market value of these securities amounted to $66,946 or 1.2% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

96	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Value Portfolio—Portfolio of Investments

GLOBAL RESEARCH GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.0%
Financials – 15.1%
Capital Markets – 10.0%
3i Group PLC	1,804	$30,145
The Blackstone Group LP	5,100	91,188
Credit Suisse Group AG	2,351	109,046
Janus Capital Group, Inc.	1,300	35,061
Lehman Brothers Holdings, Inc.	4,000	64,360
Macquarie Group Ltd.	1,087	40,307
Man Group PLC	5,701	58,746
Merrill Lynch & Co., Inc.	2,400	68,040
MF Global Ltd.(a)	1,200	8,844
Morgan Stanley	300	12,249
UBS AG (Swiss Virt-X)(a)	1,781	38,712

		556,698

Commercial Banks – 0.7%
Banco Itau Holding Financeira SA (ADR)	781	14,839
Banco Santander Central Hispano SA	1,308	22,235

		37,074

Diversified Financial Services – 1.9%
BM&F BOVESPA SA	1,100	8,395
CME Group, Inc. – Class A	209	70,095
NYSE Euronext	700	28,413

		106,903

Insurance – 1.8%
American International Group, Inc.	1,200	25,788
MBIA, Inc.	2,200	35,684
QBE Insurance Group Ltd.	1,790	36,405

		97,877

Thrifts & Mortgage Finance – 0.7%
Federal National Mortgage Association	5,800	39,672

		838,224

Information Technology – 14.9%
Communications Equipment – 2.9%
Cisco Systems, Inc.(a)	2,148	51,659
F5 Networks, Inc.(a)	500	17,055
Juniper Networks, Inc.(a)	900	23,130
Qualcomm, Inc.	700	36,855
Research In Motion Ltd.(a)	250	30,400

		159,099

Computers & Peripherals – 3.3%
Apple, Inc.(a)	350	59,335
EMC Corp.(a)	1,700	25,976
Hewlett-Packard Co.	800	37,536
International Business Machines Corp.	500	60,865

		183,712

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	97

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 0.7%
Amphenol Corp. – Class A	500	$23,760
Tyco Electronics Ltd.	500	16,455

		40,215

Internet Software & Services – 1.4%
Akamai Technologies, Inc.(a)	500	11,450
Google, Inc. – Class A(a)	140	64,861

		76,311

IT Services – 0.7%
Cap Gemini SA	244	14,406
The Western Union Co. – Class W	900	24,858

		39,264

Semiconductors & Semiconductor Equipment – 2.7%
Analog Devices, Inc.	800	22,368
Applied Materials, Inc.	1,300	23,296
Broadcom Corp. – Class A(a)	700	16,842
Intel Corp.	2,200	50,314
Intersil Corp. – Class A	400	9,372
Lam Research Corp.(a)	200	7,352
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored) (ADR)	907	8,807
Tokyo Electron Ltd.	200	11,316

		149,667

Software – 3.2%
Activision Blizzard, Inc.(a)	1,000	32,820
Adobe Systems, Inc.(a)	595	25,484
Nintendo Co. Ltd.	100	46,946
Red Hat, Inc.(a)	800	16,800
Salesforce.com, Inc.(a)	400	22,408
SAP AG	605	33,898

		178,356

		826,624

Energy – 12.1%
Energy Equipment & Services – 4.8%
Baker Hughes, Inc.	1,559	124,735
Cameron International Corp.(a)	1,500	69,885
Technip SA	854	70,088

		264,708

Oil, Gas & Consumable Fuels – 7.3%
Addax Petroleum Corp.	739	28,236
EOG Resources, Inc.	1,200	125,304
Noble Energy, Inc.	1,300	93,249
Petroleo Brasileiro SA (ADR)	1,000	42,970
Sasol Ltd.	986	54,275
StatoilHydro ASA	2,016	61,842

		405,876

		670,584

98	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 10.9%
Aerospace & Defense – 3.9%
BAE Systems PLC	8,011	$69,917
Honeywell International, Inc.	600	30,102
Lockheed Martin Corp.	600	69,864
United Technologies Corp.	700	45,913

		215,796

Construction & Engineering – 0.6%
Fluor Corp.	400	32,052

Electrical Equipment – 1.4%
ABB Ltd.	916	22,467
Ametek, Inc.	300	14,562
Emerson Electric Co.	900	42,120

		79,149

Industrial Conglomerates – 1.4%
Siemens AG	522	56,662
Smiths Group PLC	1,037	21,562

		78,224

Machinery – 1.2%
Atlas Copco AB – Class A	1,775	24,776
Danaher Corp.	500	40,785

		65,561

Road & Rail – 0.9%
Union Pacific Corp.	600	50,340

Trading Companies & Distributors – 1.5%
Mitsubishi Corp.	1,800	49,444
Mitsui & Co. Ltd.	2,000	34,099

		83,543

		604,665

Health Care – 10.2%
Biotechnology – 3.1%
Celgene Corp.(a)	400	27,720
CSL Ltd./Australia	904	31,550
Genentech, Inc.(a)	500	49,375
Gilead Sciences, Inc.(a)	1,200	63,216

		171,861

Health Care Equipment & Supplies – 3.5%
Alcon, Inc.	400	68,116
Baxter International, Inc.	1,100	74,536
Becton Dickinson & Co.	600	52,428

		195,080

Health Care Providers & Services – 0.6%
Medco Health Solutions, Inc.(a)	700	32,795

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	99

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 3.0%
Novartis AG	984	$54,817
Roche Holding AG	322	54,186
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	1,200	56,808

		165,811

		565,547

Materials – 9.6%
Chemicals – 3.8%
Air Products & Chemicals, Inc.	900	82,665
Monsanto Co.	500	57,125
Potash Corp. of Saskatchewan	400	69,440

		209,230

Metals & Mining – 5.8%
BHP Billiton PLC	1,190	37,064
Cia Vale do Rio Doce – Class B (ADR)	1,700	45,135
Rio Tinto PLC	1,472	139,735
Xstrata PLC	1,786	99,575

		321,509

		530,739

Consumer Staples – 8.6%
Beverages – 0.9%
Asahi Breweries Ltd.	2,100	38,898
Carlsberg A/S – Class B	114	10,120

		49,018

Food & Staples Retailing – 4.5%
Tesco PLC	8,804	61,024
Wal-Mart de Mexico SAB de CV Series V	13,368	48,751
Wal-Mart Stores, Inc.	2,400	141,768

		251,543

Food Products – 3.1%
Bunge Ltd.	600	53,616
Kellogg Co.	600	32,664
Nestle SA	1,871	82,435

		168,715

Personal Products – 0.1%
Oriflame Cosmetics SA (SDR)	65	3,758

		473,034

Consumer Discretionary – 8.2%
Auto Components – 0.2%
Denso Corp.	500	12,962

Automobiles – 1.2%
Fiat SpA	1,261	19,495
Honda Motor Co. Ltd.	1,400	45,468

		64,963

100	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Distributors – 0.8%
Li & Fung Ltd.	14,000	$42,571

Diversified Consumer Services – 0.2%
Apollo Group, Inc. – Class A(a)	200	12,736

Hotels, Restaurants & Leisure – 0.8%
Wyndham Worldwide Corp.	2,300	44,344

Household Durables – 0.4%
Sony Corp.	500	19,114

Media – 0.7%
The DIRECTV Group, Inc.(a)	1,000	28,210
Eutelsat Communications	152	4,214
SES SA	179	4,320

		36,744

Multiline Retail – 1.3%
Kohl’s Corp.(a)	800	39,336
Lotte Shopping Co. Ltd.	118	32,109

		71,445

Specialty Retail – 2.1%
Belle International Holdings Ltd.	29,000	29,123
Lowe’s Cos, Inc.	2,300	56,672
TJX Cos, Inc.	900	32,616

		118,411

Textiles, Apparel & Luxury Goods – 0.5%
Adidas AG	500	29,271

		452,561

Utilities – 3.0%
Electric Utilities – 1.6%
E.ON AG	1,077	62,897
FPL Group, Inc.	400	24,024

		86,921

Independent Power Producers & Energy Traders – 1.4%
Iberdrola Renovables SA(a)	5,281	33,665
International Power PLC	6,051	43,436

		77,101

		164,022

Telecommunication Services – 1.4%
Diversified Telecommunication Services –0.2%
Tw Telecom, Inc. – Class A(a)	300	4,602
Vimpel-Communications (Sponsored) (ADR)	300	7,209

		11,811

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	101

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 1.2%
America Movil SAB de CV Series L (ADR)	300	$15,414
NTT Docomo, Inc.	9	14,184
Sprint Nextel Corp.	2,500	21,800
Vodafone Group PLC	5,671	14,493

		65,891

		77,702

Total Common Stocks (cost $5,689,484)		5,203,702

WARRANTS – 1.0%
Consumer Staples – 0.6%
Tobacco – 0.6%
ITC Ltd., expiring 1/30/12(a)	2,355	10,056
ITC Ltd. (Fully Subscribed), expiring 1/30/12(a)	5,376	22,955

		33,011

Financials – 0.4%
Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp., expiring 1/18/11(a)	417	22,364

Total Warrants (cost $56,789)		55,375

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(b) (cost $12,263)	12,263	12,263

Total Investments – 95.2% (cost $5,758,536)		5,271,340
Other assets less liabilities – 4.8%		267,837

Net Assets – 100.0%		$5,539,177

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

SDR – Swedish Depositary Receipt

See notes to financial statements.

102	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Research Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

	Principal Amount (000)	U.S. $ Value

AGENCIES – 24.8%
Agency Debentures – 24.8%
Federal Home Loan Bank 2.375%, 4/30/10	$25,000	$24,716,175
2.75%, 6/18/10	32,000	31,803,680
3.625%, 12/17/10	12,450	12,546,400
4.375%, 10/22/10	32,000	32,711,264
Federal Home Loan Mortgage Corp. 2.875%, 4/30/10	32,000	31,824,480
4.125%, 9/27/13	9,947	9,995,780
5.75%, 3/15/09	50,000	50,714,400
Series 1 2.375%, 5/28/10	32,000	31,603,616
Federal National Mortgage Association 2.375%, 5/20/10	32,000	31,612,000
3.25%, 2/10/10	32,000	32,084,960
3.375%, 5/19/11	32,000	31,939,264

Total Agencies (cost $322,460,252)		321,552,019

CORPORATES - INVESTMENT GRADES – 19.8%
Financial Institutions – 12.8%
Banking – 5.7%
Bank of America Corp. 3.375%, 2/17/09	3,010	3,000,458
BB&T Corp. 6.50%, 8/01/11	3,035	3,046,970
Citigroup, Inc. 3.625%, 2/09/09	6,640	6,628,818
Comerica, Inc. 4.80%, 5/01/15	2,380	2,071,466
Credit Suisse USA, Inc. 4.70%, 6/01/09	6,625	6,641,231
Fifth Third Bancorp 6.25%, 5/01/13	6,600	5,789,672
Marshall & Ilsley Corp. 4.375%, 8/01/09	5,123	4,986,093
Morgan JP & Co., Inc. 6.25%, 1/15/09	6,120	6,157,607
National City Bank of Ohio 6.25%, 3/15/11	6,470	5,115,421
NB Capital Trust IV 8.25%, 4/15/27	3,345	3,341,541
Royal Bank of Scotland Group PLC 6.40%, 4/01/09	2,429	2,455,326
Union Planters Corp. 7.75%, 3/01/11	3,867	3,819,865

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	103

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

UnionBanCal Corp. 5.25%, 12/16/13	$5,212	$4,920,535
US Bancorp 5.30%, 4/28/09	6,550	6,586,176
Wachovia Corp. 5.625%, 12/15/08	2,856	2,849,463
Wells Fargo & Co. 3.125%, 4/01/09	6,700	6,671,331

		74,081,973

Brokerage – 1.8%
Lehman Brothers Holdings, Inc. 3.60%, 3/13/09	6,715	6,619,526
7.875%, 11/01/09	2,726	2,754,160
Merrill Lynch & Co., Inc. Series MTNC 4.125%, 1/15/09	6,760	6,700,965
Morgan Stanley 5.05%, 1/21/11	6,635	6,572,100

		22,646,751

Finance – 3.0%
American Express Co. 4.75%, 6/17/09	2,976	2,966,998
American General Finance Corp. 4.625%, 5/15/09	5,240	5,125,716
Capital One Bank 5.00%, 6/15/09	4,160	4,144,267
CIT Group, Inc. 3.375%, 4/01/09	6,860	6,676,961
General Electric Capital Corp. 3.125%, 4/01/09	6,730	6,731,178
Household Finance Corp. 4.125%, 12/15/08	6,690	6,684,969
International Lease Finance Corp. 4.75%, 7/01/09	6,630	6,479,386

		38,809,475

Insurance – 1.1%
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09	2,911	2,914,595
Genworth Financial, Inc. 5.231%, 5/16/09	2,218	2,214,808
UnitedHealth Group, Inc. 4.125%, 8/15/09	2,429	2,424,363
WellPoint, Inc. 4.25%, 12/15/09	6,800	6,720,651

		14,274,417

104	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other Finance – 0.2%
ORIX Corp. 5.48%, 11/22/11	$3,130	$2,945,727

REITS – 1.0%
Simon Property Group LP 3.75%, 1/30/09	6,665	6,611,740
5.00%, 3/01/12	6,630	6,407,126

		13,018,866

		165,777,209

Industrials – 5.3%
Basic – 0.0%
United States Steel Corp. 5.65%, 6/01/13	460	449,325

Capital Goods – 0.5%
Caterpillar Financial Services 4.50%, 6/15/09	3,478	3,505,567
Illinois Tool Works, Inc. 5.75%, 3/01/09	2,624	2,656,107

		6,161,674

Communications - Media – 0.5%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	6,350	6,424,619

Communications - Telecommunications – 1.6%
AT&T, Inc. 4.125%, 9/15/09	6,670	6,707,599
Qwest Corp. 8.875%, 3/15/12	3,930	3,959,475
Verizon New England, Inc. 6.50%, 9/15/11	3,215	3,315,112
Vodafone Group PLC 7.75%, 2/15/10	6,160	6,444,998

		20,427,184

Consumer Cyclical - Automotive – 0.5%
Daimler Finance North America LLC 7.20%, 9/01/09	5,900	6,038,691

Consumer Cyclical - Other – 0.2%
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13	3,185	3,016,858

Consumer Non-Cyclical – 0.1%
Kraft Foods, Inc. 4.125%, 11/12/09	1,639	1,632,388

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	105

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy – 0.7%
ConocoPhillips 6.375%, 3/30/09	$2,828	$2,871,150
Vastar Resources, Inc. 6.50%, 4/01/09	6,390	6,502,323

		9,373,473

Technology – 0.5%
International Business Machines Corp. 5.375%, 2/01/09	2,869	2,894,761
Motorola, Inc. 8.00%, 11/01/11	3,240	3,295,903

		6,190,664

Transportation - Railroads – 0.2%
Norfolk Southern Corp. 6.20%, 4/15/09	2,700	2,732,732

Transportation - Services – 0.5%
FedEx Corp. 3.50%, 4/01/09	6,715	6,700,435

		69,148,043

Utility – 1.0%
Electric – 1.0%
Pacific Gas & Electric Co. 3.60%, 3/01/09	6,660	6,666,021
PPL Electric Utilities Corp. 6.25%, 8/15/09	6,380	6,514,222

		13,180,243

Industrial – 0.7%
Consumer Non-Cyclical – 0.7%
Abbott Laboratories 3.50%, 2/17/09	3,250	3,252,892
Baxter FinCo BV 4.75%, 10/15/10	5,757	5,871,323

		9,124,215

Total Corporates - Investment Grades (cost $261,375,930)		257,229,710

MORTGAGE PASS-THRU’S – 17.3%
Agency Fixed Rate 30-Year – 12.9%
Federal Gold Loan Mortgage Corp. Series 2007 6.00%, 7/01/37-9/01/37	13,421	13,543,057
6.50%, 12/01/33	10,875	11,267,264
7.00%, 2/01/37	13,587	14,211,379
Series 2008 6.00%, 8/01/38	46,000	46,418,362

106	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association
Series 2008
6.00%, 8/01/38	$46,000		$46,490,237
6.50%, 12/01/28-10/01/35	33,832		35,210,567

			167,140,866

Agency ARMS – 3.6%
Federal Home Loan Mortgage Corp.
Series 2006 6.157%, 12/01/36(a)	4,935		5,046,344
Series 2007 5.919%, 11/01/36(a)	8,468		8,644,510
6.091%, 1/01/37(a)	7,274		7,444,051
Federal National Mortgage Association Series 2006 5.848%, 11/01/36(a)	12,024		12,302,572
Series 2007 5.781%, 8/01/37(a)	13,517		13,775,338

			47,212,815

Agency Fixed Rate 15-Year – 0.8%
Federal National Mortgage Association Series 1996 6.00%, 12/01/09	0	+	180
Series 1998 6.00%, 10/01/13-12/01/13	48		49,380
Series 2001 6.00%, 11/01/16	183		188,299
Series 2002 6.00%, 12/01/17	100		102,837
Series 2005 6.00%, 6/01/17-6/01/20	430		441,137
Series 2006 6.00%, 5/01/21-1/01/22	7,406		7,595,979
Series 2007 6.00%, 2/01/22	1,603		1,643,632

			10,021,444

Total Mortgage Pass-Thru’s (cost $222,947,993)			224,375,125

GOVERNMENTS - TREASURIES – 10.0%
Treasuries – 10.0%
U.S. Treasury Notes
4.125%, 8/15/10	26,000		26,912,028
4.625%, 11/30/08	102,681		103,427,080

Total Governments - Treasuries (cost $129,565,441)			130,339,108

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	107

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.7%
Non-Agency Fixed Rate CMBS – 7.4%
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	$5,000	$4,872,498
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	10,615	10,827,714
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B 5.205%, 12/11/49	10,910	10,463,498
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	5,665	5,624,588
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	8,500	8,425,697
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class A2 5.198%, 12/15/44	5,847	5,806,423
Series 2007-LD11, Class C 6.007%, 6/15/49	7,760	4,767,053
Series 2007-LDPX, Class A2S 5.305%, 1/15/49	5,950	5,706,093
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class C 6.135%, 7/15/44	10,000	6,228,119
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4 6.462%, 3/15/31	5,900	6,061,455
Series 2003-C5, Class A3 4.254%, 7/15/27	7,435	7,276,449
Series 2004-C7, Class A2 3.992%, 10/15/29	15,840	15,673,473
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	57	57,493
Wachovia Bank Commercial Mortgage Trust Series 2007-C32, Class C 5.929%, 6/15/49	7,500	4,571,062

		96,361,615

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS –2.3%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 2.777%, 3/15/22(a)(b)	$2,500	$2,344,763
Commercial Mortgage Pass-Through Certificates Series 2005-F10A, Class A1 2.567%, 4/15/17(a)(b)	420	407,954
Series 2005-FL11, Class D 2.807%, 11/15/17(a)(b)	1,739	1,669,612
Series 2007-FL14, Class C 2.767%, 6/15/22(a)(b)	3,953	3,487,605
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 2.937%, 10/15/21(a)(b)	4,900	4,366,428
Series 2007-TFLA, Class A2 2.587%, 2/15/22(a)(b)	8,000	7,341,170
Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2004-LLFA, Class C 2.777%, 10/15/17(a)(b)	2,400	2,280,734
Morgan Stanley Capital Series 2005-XLF, Class G 2.837%, 8/15/19(a)(b)	2,000	1,924,949
Morgan Stanley Capital I Series 2005-XLF, Class H 2.857%, 8/15/19(a)(b)	1,000	939,906
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 2.867%, 9/15/21(a)(b)	2,600	2,215,248
Series 2007-WHL8, Class E 2.867%, 6/15/20(a)(b)	2,725	2,273,321

		29,251,690

Total Commercial Mortgage-Backed Securities (cost $138,675,133)		125,613,305

ASSET-BACKED SECURITIES – 7.3%
Home Equity Loans - Floating Rate – 3.8%
ACE Securities Corp. Series 2003-OP1, Class A2 2.832%, 12/25/33(a)	18	14,069
BNC Mortgage Loan Trust Series 2007-2, Class M5 3.372%, 5/25/37(a)	1,200	116,850
Countrywide Asset-Backed Certificates Series 2007-10, Class 2A2 2.592%, 6/25/30(a)	2,500	1,975,783

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	109

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit-Based Asset Servicing & Securities, Inc. Series 2003-CB1, Class AF 3.95%, 1/25/33(c)	$1,621	$1,417,460
First Franklin Mortgage Loan Trust Series 2004-FF4, Class A2 2.762%, 6/25/34(a)	83	70,312
Home Equity Mortgage Trust Series 2005-3, Class M1 3.012%, 11/25/35(a)	366	329,157
Household Home Equity Loan Trust Series 2006-1, Class M1 2.751%, 1/20/36(a)	1,728	1,378,767
Series 2007-2, Class A2V 2.631%, 7/20/36(a)	2,800	2,201,937
Indymac Residential Asset Backed Trust Series 2007-B, Class 2A2 2.632%, 7/25/37(a)	3,350	2,850,907
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 2.672%, 6/25/37(a)(b)	3,700	2,788,298
Lehman XS Trust Series 2005-2, Class 1M1 2.972%, 8/25/35(a)(d)	5,000	1,251,343
Series 2006-1, Class 1M1 2.922%, 2/25/36(a)(d)	4,000	700,000
Master Asset Backed Securities Trust Series 2006-WMC1, Class A2 2.582%, 2/25/36(a)	1,401	1,376,533
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 2.592%, 4/25/37(a)	4,294	4,061,278
Series 2007-5, Class 2A1 3.172%, 10/25/37(a)	4,142	3,919,075
Merrill Lynch First Franklin Mortgage Loan Trust FRN Series 2007-3, Class A2B 2.602%, 6/25/37(a)	4,060	2,802,033
Nationstar Home Equity Loan Trust Series 2007-C, Class 2AV2 2.602%, 6/25/37(a)	3,100	2,177,750
Newcastle Mortgage Securities Trust Series 2006-1, Class A2 2.592%, 3/25/36(a)	3,889	3,754,359
Series 2007-1, Class 2A1 2.602%, 4/25/37(a)	3,471	3,130,406

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Novastar Home Loan Equity Series 2007-2, Class A2B 2.632%, 9/25/37(a)	$3,125	$2,292,969
Series 2007-2, Class M1 2.772%, 9/25/37(a)	4,935	533,474
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 2.572%, 7/25/36(a)	4,185	3,960,186
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(b)	1,775	1,741,863
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 2.602%, 7/25/37(a)	4,185	3,033,472
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 2.922%, 6/25/36(a)	2,000	1,151,338
Wells Fargo Home Equity Trust Series 2006-1, Class A2 2.562%, 5/25/36(a)	606	591,920

		49,621,539

Home Equity Loans - Fixed Rate – 2.0%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,901	2,373,871
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF2 2.645%, 4/25/34	274	258,311
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	3,405	1,555,519
Credit-Based Asset Servicing and Securities Trust Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	1,309,956
Series 2005-CB4, Class AF2 4.751%, 8/25/35	1,585	1,358,431
Series 2005-RP2, Class AF2 5.75%, 9/25/35(b)	1,800	1,673,687
Series 2007-CB4, Class A2A 5.844%, 4/25/37	2,085	2,019,192
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(b)	5,500	4,401,513
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	582	553,151

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-5, Class A1 5.50%, 1/25/37	$2,640	$778,718
Household Home Equity Loan Trust Series 2007-1, Class A2F 5.60%, 3/20/36	7,610	7,008,102
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(b)	38	3,021
Structured Asset Securities Corp. Series 2007-RM1, Class AI0 5.00%, 5/25/47(b)(e)	10,956	2,054,174

		25,347,646

Autos - Floating Rate – 1.0%
Capital Auto Receivables Asset Trust Series 2007-SN2, Class A2 3.247%, 1/15/10(a)(b)	9,170	8,963,675
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 2.541%, 4/20/13(a)	4,360	4,174,703

		13,138,378

Credit Cards - Floating Rate – 0.3%
Chase Issuance Trust Series 2006-A1, Class A 2.507%, 4/15/13(a)	4,000	3,885,626

Other ABS - Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(b)	1,600	1,264,000

Other ABS - Floating Rate – 0.1%
Petra CRE CDO Ltd. Series 2007-1A, Class C 3.572%, 2/25/47(a)(b)	1,865	912,976

Total Asset-Backed Securities (cost $125,253,381)		94,170,165

CMOS – 4.1%
Non-Agency Floating Rate – 1.7%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 2.942%, 2/25/36(a)(d)	4,155	207,750
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 4.042%, 9/25/45(a)	108	75,431
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 4.079%, 12/25/35(a)	1,315	868,794

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-OA14, Class 3A1 3.929%, 11/25/46(a)	$2,197	$1,190,161
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 2.952%, 2/25/35(a)	147	55,072
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-AR1, Class 1A1 2.782%, 8/25/35(a)	128	89,041
Series 2007-OA4, Class 1A1A 2.662%, 8/25/47(a)	2,858	1,732,022
Homebanc Mortgage Trust Series 2005-4, Class A2 2.802%, 10/25/35(a)	4,042	2,251,302
Lehman XS Trust Series 2007-2N, Class M1 2.812%, 2/25/37(a)(d)	3,601	360,146
MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 2.702%, 4/25/29(a)	109	96,787
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 2.93%, 2/25/42(a)(b)	3,533	3,383,092
Sequoia Mortgage Trust Series 2007-3, Class 1A1 2.671%, 7/20/36(a)	3,554	3,096,390
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 2.702%, 5/25/35(a)	200	139,018
Series 2005-9, Class 2A1 3.872%, 5/25/35(a)	1,014	557,916
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 2.796%, 10/19/34(a)	720	476,770
Washington Mutual Mortgage Pass Through Series 2006-AR11, Class 1A 4.039%, 9/25/46(a)	3,612	2,086,091
Series 2006-AR11, Class 3A1A 3.999%, 9/25/46(a)	1,323	766,466
Series 2006-AR4, Class 1A1B 4.019%, 5/25/46(a)	1,472	626,647
Series 2006-AR9, Class 1AB2 2.692%, 8/25/46(a)	4,575	2,816,125
Series 2007-OA1, Class A1A 3.779%, 2/25/47(a)	3,335	1,846,111

		22,721,132

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non-Agency ARMS – 1.2%
Adjustable Rate Mortgage Trust Series 2005-4, Class 3A1 4.945%, 8/25/35(f)	$3,938	$3,282,179
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.338%, 2/25/36(f)	3,421	2,224,290
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.115%, 5/25/35(f)	2,881	2,529,048
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.198%, 5/25/36(f)	1,522	904,299
JP Morgan Alternative Loan Trust Series 2006-A4, Class A1 5.95%, 9/25/36(f)	4,859	4,096,491
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.238%, 8/25/35(f)	2,468	2,073,163

		15,109,470

Non-Agency Fixed Rate – 0.8%
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36	1,085	1,086,058
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.09%, 6/26/35(b)	2,188	2,155,484
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	1,494	1,368,173
Nomura Asset Acceptance Corp. Series 2006-SF1, Class A2 5.755%, 6/25/36	6,125	6,151,551

		10,761,266

Agency Floating Rate – 0.4%
Federal National Mortgage Association Series 2003-52, Class FV 3.472%, 5/25/31(a)	3,224	3,235,723
Series 2003-W13, Class AV2 2.752%, 10/25/33(a)	365	313,396
Freddie Mac Reference REMIC Series 2006-R008, Class FK 2.867%, 7/15/23(a)	1,718	1,670,338

		5,219,457

Total CMOs (cost $77,241,470)		53,811,325

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 4.1%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS)	$18,492	$19,860,456
3.875%, 1/15/09 (TIPS)	32,792	33,055,594

Total Inflation-Linked Securities (cost $53,225,366)		52,916,050

	Shares
SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(g) (cost $26,447,168)	26,447,168	26,447,168

Total Investments – 99.1% (cost $1,357,192,134)		1,286,453,975
Other assets less liabilities – 0.9%		12,087,298

Net Assets – 100.0%		$1,298,541,273

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase	$27,000	7/01/10	3 Month LIBOR	3.563%	$170,001

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr futures	987	December 2008	$209,316,284	$209,521,594	$205,310
Sold Contracts
U.S. T-Note 10 Yr futures	672	December 2008	77,388,301	77,616,000	(227,699)

					$(22,389)

(a)	Floating Rate Security. Stated interest rate was in effect at August 31, 2008.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the aggregate market value of these securities amounted to $58,593,473 or 4.5% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2008.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	115

Short Duration Bond Portfolio—Portfolio of Investments

(d)	Illiquid security, valued at fair value (see Note A).

(e)	IO – Interest Only

(f)	Variable rate coupon, rate shown as of August 31, 2008.

(g)	Investment in affiliated money market mutual fund.

+	Represents 179 shares.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the fund’s total exposure to subprime investments was 8.64%. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1 for additional details).

Glossary:

LIBOR – London Interbank Offered Rates

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 36.0%
Financial Institutions – 16.7%
Banking – 6.4%
ANZ National International Ltd. 6.20%, 7/19/13(a)(b)	$1,890	$1,888,394
Bank of America Corp. 3.375%, 2/17/09(a)	1,970	1,963,755
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11(a)	170	179,909
BankAmerica Capital II Series 2 8.00%, 12/15/26(a)	1,950	1,898,811
Barclays Bank PLC 8.55%, 6/15/11(a)(b)(c)	961	941,709
The Bear Stearns Co., Inc. 5.55%, 1/22/17(a)	5,410	5,048,260
7.625%, 12/07/09(a)	4,078	4,220,498
Citicorp, Inc. Series MTNF 6.375%, 11/15/08(a)	761	764,286
Citigroup, Inc. 2.817%, 6/09/09(a)(d)	421	417,292
3.625%, 2/09/09(a)	4,345	4,337,683
4.625%, 8/03/10(a)	2,357	2,353,427
5.50%, 4/11/13(a)	2,900	2,796,696
Compass Bank 5.50%, 4/01/20(a)	4,989	4,179,515
Deutsche Bank Ag London 5.00%, 10/12/10(a)	4,225	4,285,041
Huntington National Bank 4.375%, 1/15/10(a)	517	493,270
JP Morgan Chase & Co. 6.75%, 2/01/11(a)	6,200	6,444,584
JPM Chase Capital XXV Series Y 6.80%, 10/01/37(a)	733	625,700
KeyBank NA 7.00%, 2/01/11(a)	3,140	2,919,223
M&I Marshall & Ilsley Bank 5.00%, 1/17/17(a)	3,700	2,810,783
Marshall & Ilsley Corp. 4.375%, 8/01/09(a)	3,377	3,286,753
5.626%, 8/17/09(a)	2,022	1,999,999
MBNA Corp. 4.625%, 9/15/08(a)	1,362	1,362,516
Morgan JP & Co., Inc. 6.25%, 1/15/09(a)	3,759	3,782,099

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	117

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MUFG Capital Finance 1 Ltd. 6.346%, 7/25/16(a)(c)	$770	$638,505
National City Bank of Ohio 6.25%, 3/15/11(a)	4,245	3,356,254
National City Bank/Cleveland OH 6.20%, 12/15/11(a)	4,225	3,010,638
RBS Capital Trust III 5.512%, 9/30/14(a)(c)(e)	562	453,302
Regions Financial Corp. 6.375%, 5/15/12(a)	4,250	3,876,548
Resona Bank Ltd. 5.85%, 4/15/16(a)(b)(c)	330	265,514
Resona Preferred Global Securities 7.191%, 7/30/15(a)(b)(c)	619	529,190
Royal Bank of Scotland Group PLC 6.40%, 4/01/09(a)	2,824	2,854,607
SouthTrust Corp. 5.80%, 6/15/14(a)	3,315	3,002,220
Standard Chartered PLC 6.409%, 1/30/17(a)(b)(c)	4,800	3,808,243
Suntrust Bank Series CD 2.931%, 6/02/09(a)(d)	591	582,821
UBS Preferred Funding Trust I 8.622%, 10/01/10(a)(c)	2,319	2,233,046
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)	1,913	1,999,684
Union Bank of California 5.95%, 5/11/16(a)	1,005	900,571
Union Planters Corp. 7.75%, 3/01/11(a)	2,817	2,782,664
US Bancorp 5.30%, 4/28/09(a)	4,260	4,283,528
Wachovia Corp. 5.35%, 3/15/11(a)	2,205	2,092,748
5.50%, 5/01/13(a)	4,155	3,814,992
5.625%, 12/15/08(a)	1,324	1,320,969
Washington Mutual, Inc. 4.00%, 1/15/09(a)	2,185	1,971,962
4.20%, 1/15/10(a)	341	243,815
Wells Fargo & Co. 4.20%, 1/15/10(a)	1,808	1,818,884
Zions Banc Corp. 5.50%, 11/16/15(a)	1,420	924,616

		105,765,524

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	Principal Amount (000)	U.S. $ Value

Brokerage – 2.4%
The Goldman Sachs Group, Inc. 3.875%, 1/15/09(a)	$3,321	$3,317,334
4.75%, 7/15/13(a)	3,441	3,306,233
5.125%, 1/15/15(a)	1,590	1,488,846
7.35%, 10/01/09(a)	899	918,834
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)	4,824	4,097,867
6.50%, 7/19/17(a)	1,315	1,164,054
7.875%, 11/01/09(a)	1,780	1,798,387
Series MTNG 4.80%, 3/13/14(a)	1,065	922,980
Merrill Lynch & Co., Inc. 6.00%, 2/17/09(a)	4,146	4,129,897
6.05%, 5/16/16(a)	1,607	1,455,707
Series MTNC 4.125%, 1/15/09-9/10/09(a)	2,833	2,797,391
Morgan Stanley 5.05%, 1/21/11(a)	4,375	4,333,525
5.625%, 1/09/12(a)	3,940	3,869,813
6.60%, 4/01/12(a)	2,565	2,577,545
6.75%, 4/15/11(a)	4,135	4,211,374

		40,389,787

Finance – 4.4%
American Express Centurion 4.375%, 7/30/09(a)	2,567	2,566,338
American Express Co. 4.75%, 6/17/09(a)	1,922	1,916,186
American General Finance Corp. 4.625%, 5/15/09(a)	2,620	2,562,858
Series MTNG 5.375%, 9/01/09(a)	1,705	1,672,356
Capital One Bank 4.25%, 12/01/08(a)	1,515	1,510,723
5.00%, 6/15/09(a)	4,275	4,258,832
6.50%, 6/13/13(a)	2,990	2,810,080
Capital One Financial Corp. 5.50%, 6/01/15(a)	484	429,831
6.75%, 9/15/17(a)	383	365,809
CIT Group, Inc. 3.375%, 4/01/09(a)	3,725	3,625,609
5.85%, 9/15/16(a)	4,960	3,493,333
Countrywide Financial Corp. 6.25%, 5/15/16(a)	1,806	1,471,879
Series MTN 5.80%, 6/07/12(a)	1,272	1,151,351

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11(a)	$1,151	$1,031,114
General Electric Capital Corp. 4.00%, 2/17/09(a)	880	881,811
4.375%, 11/21/11(a)	3,613	3,662,870
4.80%, 5/01/13(a)	8,840	8,741,045
6.75%, 3/15/32(a)	3,134	3,167,186
Household Finance Corp. 4.125%, 12/15/08(a)	1,555	1,553,831
HSBC Finance Corp. 6.50%, 11/15/08(a)	4,771	4,792,469
7.00%, 5/15/12(a)	2,095	2,168,486
International Lease Finance Corp. 5.65%, 6/01/14(a)	524	439,128
6.375%, 3/15/09(a)	4,190	4,187,725
iStar Financial, Inc. 5.15%, 3/01/12(a)	1,544	1,127,120
5.65%, 9/15/11(a)	2,350	1,762,500
SLM Corp. 5.375%, 1/15/13-5/15/14(a)	8,395	7,082,490
5.40%, 10/25/11(a)	3,309	2,940,655
Series MTN 5.125%, 8/27/12(a)	1,145	983,050

		72,356,665

Insurance – 2.2%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16(a)	1,820	1,725,576
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09(a)	1,884	1,886,327
Assurant, Inc. 5.625%, 2/15/14(a)	1,028	949,962
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10(a)	1,656	1,684,162
GE Global Ins 7.00%, 2/15/26(a)	3,065	2,967,901
Genworth Financial, Inc. 4.75%, 6/15/09(a)	1,651	1,642,081
5.231%, 5/16/09(a)	1,462	1,459,896
6.515%, 5/22/18(a)	4,100	3,622,662
Humana, Inc. 6.30%, 8/01/18(a)	1,094	1,002,543
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)	2,683	2,521,894
Prudential Financial, Inc. Series MTND 5.15%, 1/15/13(a)	2,545	2,495,217

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

UnitedHealth Group, Inc. 4.125%, 8/15/09(a)	$1,589	$1,585,967
5.25%, 3/15/11(a)	4,300	4,285,707
WellPoint, Inc. 4.25%, 12/15/09(a)	4,327	4,276,508
XL Capital Ltd. 5.25%, 9/15/14(a)	4,520	4,089,375

		36,195,778

REITS – 1.3%
ERP Operating LP 5.25%, 9/15/14(a)	4,570	4,214,737
HCP, Inc. 6.00%, 1/30/17(a)	4,630	3,910,452
Health Care REIT, Inc. 6.20%, 6/01/16(a)	3,980	3,702,761
Healthcare Realty Trust, Inc. 5.125%, 4/01/14(a)	2,373	2,131,927
Mack-Cali Realty LP 7.25%, 3/15/09(a)	665	670,899
Simon Property Group LP 5.00%, 3/01/12(a)	4,335	4,189,275
5.625%, 8/15/14(a)	3,236	3,071,323

		21,891,374

		276,599,128

Industrial – 16.5%
Basic – 2.1%
Alcoa, Inc. 6.75%, 7/15/18(a)	3,395	3,380,160
ArcelorMittal 6.125%, 6/01/18(a)(b)	4,330	4,164,165
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16(a)	3,132	3,392,376
Celulosa Arauco Y Constitucion 8.625%, 8/15/10(a)	999	1,074,928
The Dow Chemical Co. 7.375%, 11/01/29(a)	220	223,639
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15(a)	1,890	1,984,500
International Paper Co. 4.25%, 1/15/09(a)	1,772	1,767,478
5.30%, 4/01/15(a)	2,625	2,312,888
7.40%, 6/15/14(a)	4,280	4,340,541
Lubrizol Corp. 4.625%, 10/01/09(a)	805	804,204
Packaging Corp. of America 5.75%, 8/01/13(a)	1,329	1,314,414

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	121

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

PPG Industries, Inc. 5.75%, 3/15/13(a)	$3,190	$3,238,112
United States Steel Corp. 5.65%, 6/01/13(a)	3,901	3,810,469
7.00%, 2/01/18(a)	1,260	1,233,641
Weyerhaeuser Co. 5.95%, 11/01/08(a)	1,083	1,086,514

		34,128,029

Capital Goods – 1.4%
Caterpillar Financial Services 4.50%, 6/15/09(a)	2,246	2,263,802
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(a)(b)	1,449	1,470,632
Illinois Tool Works, Inc. 5.75%, 3/01/09(a)	1,727	1,748,132
Lafarge SA 6.15%, 7/15/11(a)	2,204	2,179,860
Masco Corp. 4.80%, 6/15/15(a)	4,795	3,926,299
6.125%, 10/03/16(a)	5,040	4,415,232
Mohawk Industries, Inc. 6.125%, 1/15/16(a)	4,515	4,135,130
Textron, Inc. 6.375%, 11/15/08(a)	875	880,052
Tyco International Group SA 6.00%, 11/15/13(a)	1,250	1,242,615
Waste Management, Inc. 6.875%, 5/15/09(a)	1,435	1,449,087

		23,710,841

Communications - Media – 1.4%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)	489	494,746
BSKYB Finance UK PLC 5.625%, 10/15/15(a)(b)	3,710	3,554,789
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22(a)	2,746	3,275,665
Comcast Cable Communications, Inc. 6.20%, 11/15/08(a)	859	861,092
6.875%, 6/15/09(a)	1,463	1,498,394
Comcast Corp. 5.30%, 1/15/14(a)	3,203	3,123,796
5.50%, 3/15/11(a)	2,767	2,779,759
News America Holdings, Inc. 6.55%, 3/15/33(a)	1,383	1,341,969
RR Donnelley & Sons Co. 4.95%, 4/01/14(a)	710	649,961

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Time Warner Entertainment Co. 8.375%, 3/15/23(a)	$4,950	$5,403,826
WPP Finance Corp. 5.875%, 6/15/14(a)	886	860,763

		23,844,760

Communications - Telecommunications – 4.0%
AT&T Corp. 8.00%, 11/15/31(a)	295	337,187
AT&T, Inc. 4.125%, 9/15/09(a)	2,135	2,147,035
British Telecommunications PLC 8.625%, 12/15/10(a)	4,581	4,917,603
Embarq Corp. 6.738%, 6/01/13(a)	3,425	3,279,684
7.082%, 6/01/16(a)	7,985	7,408,667
New Cingular Wireless Services, Inc. 7.875%, 3/01/11(a)	3,940	4,214,456
8.75%, 3/01/31(a)	2,294	2,740,123
Pacific Bell Telephone Co. 6.625%, 10/15/34(a)	6,250	6,073,488
Qwest Corp. 7.50%, 10/01/14(a)	3,270	3,032,925
7.875%, 9/01/11(a)	3,735	3,706,988
8.875%, 3/15/12(a)	2,780	2,800,850
Telecom Italia Capital SA 4.00%, 11/15/08-1/15/10(a)	3,815	3,771,490
6.375%, 11/15/33(a)	375	317,555
Telefonos de Mexico SAB de CV 4.50%, 11/19/08(a)	3,828	3,837,225
US Cellular Corp. 6.70%, 12/15/33(a)	4,720	3,939,529
Verizon Communications, Inc. 4.90%, 9/15/15(a)	2,540	2,414,552
5.25%, 4/15/13(a)	2,310	2,321,880
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12(a)	2,259	2,296,906
Vodafone Group PLC 5.50%, 6/15/11(a)	3,015	3,067,362
7.75%, 2/15/10(a)	4,075	4,263,534

		66,889,039

Consumer Cyclical - Automotive – 0.2%
Daimler Finance North America LLC 4.875%, 6/15/10(a)	698	699,891
7.75%, 1/18/11(a)	2,465	2,586,611

		3,286,502

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	123

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 1.5%
Marriott International, Inc. Series J 5.625%, 2/15/13(a)	$4,120	$3,896,321
MDC Holdings, Inc. 5.50%, 5/15/13(a)	4,540	4,260,472
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13(a)	4,520	4,281,380
7.375%, 11/15/15(a)	3,621	3,448,307
7.875%, 5/01/12(a)	3,776	3,793,502
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)	405	343,200
6.875%, 11/15/12(a)	1,055	1,005,660
Wyndham Worldwide Corp. 6.00%, 12/01/16(a)	4,535	3,905,923

		24,934,765

Consumer Cyclical - Retailers – 0.1%
Wal-Mart Stores, Inc. 4.25%, 4/15/13(a)	1,830	1,836,712

Consumer Non-Cyclical – 2.6%
Abbott Laboratories 3.50%, 2/17/09(a)	2,124	2,125,890
Baxter FinCo BV 4.75%, 10/15/10(a)	3,753	3,827,527
Bunge Ltd. Finance Corp. 5.10%, 7/15/15(a)	1,711	1,481,905
5.875%, 5/15/13(a)	2,720	2,647,172
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)	3,480	3,343,640
ConAgra Foods, Inc. 7.875%, 9/15/10(a)	641	679,268
Fisher Scientific International, Inc. 6.125%, 7/01/15(a)	5,151	5,136,443
6.75%, 8/15/14(a)	1,166	1,182,528
Fortune Brands, Inc. 4.875%, 12/01/13(a)	2,016	1,916,543
Kraft Foods, Inc. 4.125%, 11/12/09(a)	3,245	3,231,910
5.25%, 10/01/13(a)	4,355	4,314,424
The Kroger Co. 6.80%, 12/15/18(a)	2,175	2,262,781
Reynolds American, Inc. 7.25%, 6/01/13(a)	3,730	3,877,432
7.625%, 6/01/16(a)	3,655	3,790,162
Safeway, Inc. 4.125%, 11/01/08(a)	683	683,073
6.50%, 3/01/11(a)	453	468,520

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wyeth 5.50%, 2/01/14(a)	$2,212	$2,256,868

		43,226,086

Energy – 1.5%
Amerada Hess Corp. 7.875%, 10/01/29(a)	3,628	4,074,295
Canadian Natural Resources Ltd. 5.15%, 2/01/13(a)	1,220	1,214,151
ConocoPhillips 6.375%, 3/30/09(a)	1,854	1,882,288
Gaz Capital SA 6.212%, 11/22/16(a)(b)	7,890	7,022,100
The Premcor Refining Group, Inc. 7.50%, 6/15/15(a)	2,115	2,186,434
Statoilhydro Asa 6.36%, 1/15/09(a)	1,248	1,264,438
Valero Energy Corp. 6.875%, 4/15/12(a)	3,943	4,080,433
Weatherford International Ltd. 5.15%, 3/15/13(a)	1,600	1,581,560
6.00%, 3/15/18(a)	610	595,319

		23,901,018

Technology – 1.5%
Computer Sciences Corp. 5.50%, 3/15/13(a)(b)	2,290	2,279,084
Electronic Data Systems Corp. 7.45%, 10/15/29(a)	1,555	1,672,724
Series B 6.00%, 8/01/13(a)	5,930	6,213,851
International Business Machines Corp. 4.375%, 6/01/09(a)	455	459,865
5.375%, 2/01/09(a)	1,891	1,907,979
Motorola, Inc. 6.50%, 9/01/25(a)	1,800	1,409,666
7.50%, 5/15/25(a)	290	263,896
7.625%, 11/15/10(a)	146	147,623
Oracle Corp. 4.95%, 4/15/13(a)	1,955	1,981,428
Xerox Capital Trust I 8.00%, 2/01/27(a)	4,410	4,199,017
Xerox Corp. 7.625%, 6/15/13(a)	720	747,772
9.75%, 1/15/09(a)	2,738	2,795,857

		24,078,762

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	125

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Transportation - Railroads – 0.2%
Canadian Pacific Railway Co. 6.50%, 5/15/18(a)	$935	$920,786
Norfolk Southern Corp. 6.20%, 4/15/09(a)	1,770	1,791,458

		2,712,244

		272,548,758

Utility – 2.5%
Electric – 1.6%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	4,720	4,961,891
Exelon Corp. 6.75%, 5/01/11(a)	1,295	1,333,693
FirstEnergy Corp. Series B 6.45%, 11/15/11(a)	1,300	1,335,548
Series C 7.375%, 11/15/31(a)	2,291	2,457,879
FPL Group Capital, Inc. 5.625%, 9/01/11(a)	2,855	2,958,340
MidAmerican Energy Holdings Co. 5.875%, 10/01/12(a)	2,638	2,705,232
Nisource Finance Corp. 6.80%, 1/15/19(a)	4,345	4,225,895
7.875%, 11/15/10(a)	1,656	1,720,814
Pacific Gas & Electric Co. 4.80%, 3/01/14(a)	1,700	1,666,755
Progress Energy, Inc. 7.10%, 3/01/11(a)	574	600,923
Public Service Company of Colorado Series 10 7.875%, 10/01/12(a)	1,839	2,044,370
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)(b)	1,447	1,464,642

		27,475,982

Natural Gas – 0.7%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)	506	532,575
Energy Transfer Partners LP 6.70%, 7/01/18(a)	3,640	3,676,036
7.50%, 7/01/38(a)	4,135	4,198,877
Enterprise Products Operating LP Series B 5.60%, 10/15/14(a)	1,278	1,254,760
Williams Cos, Inc. 7.125%, 9/01/11(a)	2,285	2,364,975

		12,027,223

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other Utility – 0.2%
Veolia Environnement 6.00%, 6/01/18(a)	$2,785	$2,792,812

		42,296,017

Non Corporate Sectors – 0.3%
Agencies - Government Sponsored – 0.3%
Eksportfinans A/s 5.50%, 5/25/16(a)	4,075	4,323,383

Total Corporates - Investment Grades (cost $617,215,113)		595,767,286

MORTGAGE PASS-THRU’S – 24.8%
Agency Fixed Rate 30-Year – 24.4%
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 8/01/35-10/01/35(a)	17,222	16,043,524
Series 2006 4.50%, 1/01/36-5/01/36(a)	187	173,854
7.00%, 8/01/36-10/01/36(a)	1,319	1,379,154
Series 2007 5.50%, 7/01/35(a)	5,881	5,833,553
7.00%, 2/01/37(a)	12,775	13,362,850
Federal Home Loan Mortgage Corp. Series 2007 4.50%, 2/01/37(a)	4,639	4,321,877
Series 2008 6.50%, 5/01/35(a)	5,942	6,157,716
Federal National Mortgage Association Series 2003 5.00%, 11/01/33(a)	16,116	15,601,059
5.50%, 4/01/33-7/01/33(a)	21,911	21,761,448
Series 2004 5.50%, 4/01/34-11/01/34(a)	16,711	16,581,924
Series 2005 4.50%, 8/01/35-12/01/35(a)	26,200	24,407,743
5.50%, 2/01/35(a)	4,029	4,001,770
6.00%, 4/01/35(a)	13,128	13,325,191
Series 2006 5.00%, 1/01/36-2/01/36(a)	32,444	31,295,646
5.50%, 4/01/36(a)	59,694	59,145,706
6.50%, 9/01/36(a)	37,036	38,140,638
Series 2007 4.50%, 9/01/35-8/01/37(a)	18,815	17,531,157
5.00%, 7/01/36(a)	6,496	6,277,830
5.50%, 11/01/36-8/01/37(a)	51,326	50,923,560
6.50%, 11/01/37(a)	5,424	5,584,467
Series 2008 5.50%, 3/01/37(a)	52,874	52,388,286

		404,238,953

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	127

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Agency ARMS – 0.4%
Federal Home Loan Mortgage Corp. Series 2007 5.98%, 2/01/37(a)(d)	$5,951	$6,077,934

Total Mortgage Pass-Thru’s (cost $408,675,634)		410,316,887

COMMERCIAL MORTGAGE-BACKED SECURITIES – 14.7%
Non-Agency Fixed Rate CMBS – 14.6%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35(a)	827	831,890
Series 2004-4, Class A3 4.128%, 7/10/42(a)	1,035	1,027,313
Series 2004-6, Class A2 4.161%, 12/10/42(a)	3,837	3,804,873
Series 2006-5, Class A4 5.414%, 9/10/47(a)	7,680	7,032,347
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PWR7, Class A3 5.116%, 2/11/41(a)	2,500	2,353,124
Series 2005-T18, Class A4 4.933%, 2/13/42(a)	4,235	3,940,105
Series 2006-PW12, Class A4 5.902%, 9/11/38(a)	2,285	2,147,920
Series 2007-PW18, Class A4 5.70%, 6/11/50(a)	8,425	7,590,795
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.299%, 12/10/49(a)	8,585	8,026,746
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46(a)	3,065	2,771,876
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36(a)	111	109,733
Series 2004-C1, Class A4 4.75%, 1/15/37(a)	1,815	1,741,813
Series 2005-C1, Class A4 5.014%, 2/15/38(a)	1,516	1,425,313
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.021%, 6/15/38(a)	8,485	8,022,730
Series 2006-C4, Class A3 5.467%, 9/15/39(a)	6,475	5,932,565

128	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-C5, Class A3 5.311%, 12/15/39(a)	$4,500	$4,071,539
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45(a)	3,265	3,241,709
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35(a)	1,102	1,024,481
Series 2005-GG3, Class A2 4.305%, 8/10/42(a)	1,823	1,807,064
Series 2007-GG9, Class A4 5.444%, 3/10/39(a)	9,020	8,075,830
GS Mortgage Securities Corp. II Series 2006-GG8, Class A2 5.479%, 11/10/39(a)	8,400	8,227,671
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38(a)	1,720	1,665,482
Series 2005-LDP1, Class A4 5.038%, 3/15/46(a)	1,846	1,734,332
Series 2005-LDP3, Class A2 4.851%, 8/15/42(a)	2,810	2,783,119
Series 2005-LDP4, Class A2 4.79%, 10/15/42(a)	1,332	1,318,799
Series 2006-CB14, Class A4 5.481%, 12/12/44(a)	4,158	3,842,631
Series 2006-CB15, Class A4 5.814%, 6/12/43(a)	7,100	6,677,304
Series 2006-CB17, Class A4 5.429%, 12/12/43(a)	8,580	7,828,055
Series 2007-LD11, Class A2 5.992%, 6/15/49(a)	9,010	8,778,475
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32(a)	4,900	4,565,700
Series 2004-C2, Class A4 4.367%, 3/15/36(a)	7,760	7,161,558
Series 2004-C4, Class A4 5.294%, 6/15/29(a)	6,015	5,855,760
Series 2004-C8, Class A2 4.201%, 12/15/29(a)	1,084	1,074,325
Series 2005-C1, Class A4 4.742%, 2/15/30(a)	4,209	3,906,622
Series 2005-C7, Class A4 5.197%, 11/15/30(a)	2,380	2,246,076

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	129

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-C1, Class A4 5.156%, 2/15/31(a)	$6,557	$5,954,661
Series 2006-C6, Class A4 5.372%, 9/15/39(a)	8,090	7,376,838
Series 2007-C1, Class A4 5.424%, 2/15/40(a)	5,725	5,109,733
Series 2008-C1, Class A2 6.317%, 4/15/41(a)	4,785	4,471,185
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.416%, 11/12/37(a)	2,100	1,988,904
Series 2005-MKB2, Class A2 4.806%, 9/12/42(a)	2,230	2,221,856
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class A2 5.439%, 2/12/39(a)(c)	5,385	5,309,348
Series 2006-2, Class A4 6.104%, 6/12/46(a)	3,075	2,920,301
Series 2007-9, Class A4 5.70%, 9/12/17(a)	8,644	7,803,548
Morgan Stanley Capital Series 2007-HQ13, Class A3 5.569%, 12/15/44(a)	8,155	7,257,218
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40(a)	6,500	6,296,947
Series 2005-HQ5, Class A4 5.168%, 1/14/42(a)	5,186	4,923,258
Series 2007-IQ15, Class A4 6.077%, 6/11/49(a)	4,030	3,714,819
Series 2007-T27, Class A4 5.803%, 6/13/42(a)	9,860	8,952,425
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45(a)	8,565	8,014,802
Series 2007-C32, Class A2 5.924%, 6/15/49(a)	8,604	8,342,665
Series 2007-C32, Class A3 5.929%, 6/15/49(a)	8,610	7,827,164

		241,131,347

Non-Agency Floating Rate CMBS –0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.901%, 3/06/20(a)(b)(d)	1,855	1,701,738

Total Commercial Mortgage-Backed Securities (cost $257,916,109)		242,833,085

130	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 5.2%
Treasuries – 5.2%
U.S. Treasury Bonds 4.50%, 2/15/36(a)(f)	$31,375	$31,688,851
U.S. Treasury Notes 2.125%, 1/31/10(a)	36,630	36,598,535
3.625%, 12/31/12(a)	17,720	18,200,371

Total Governments - Treasuries (cost $84,384,688)		86,487,757

INFLATION - LINKED SECURITIES – 2.0%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS)(a) (cost $34,853,149)	31,717	34,063,295

AGENCIES – 1.6%
Agency Debentures – 1.6%
Federal Home Loan Mortgage Corp. 5.50%, 8/23/17(a)	1,540	1,643,469
Federal National Mortgage Association 6.25%, 5/15/29(a)	16,335	18,763,982
6.625%, 11/15/30(a)	4,485	5,394,011

Total Agencies (cost $26,353,220)		25,801,462

CMOS – 1.4%
Non-Agency ARMS – 0.9%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.338%, 2/25/36(a)(c)	3,638	2,365,337
Series 2006-3, Class 22A1 6.155%, 5/25/36(a)(c)	1,606	969,428
Series 2007-1, Class 21A1 5.718%, 1/25/47(a)(c)	2,315	1,438,921
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.115%, 5/25/35(a)(c)	4,116	3,612,926
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(a)(d)	4,306	3,550,498
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.198%, 5/25/36(a)(c)	2,035	1,208,610
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.238%, 8/25/35(a)(c)	2,577	2,164,194

		15,309,914

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	131

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.3%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 4.079%, 12/25/35(a)(d)	$1,570	$1,036,712
Series 2006-OA14, Class 3A1 3.929%, 11/25/46(a)(d)	4,977	2,695,293
Countrywide Home Loan Series 2004-25, Class M1 3.002%, 2/25/35(d)(g)	2,997	438,255
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1 2.582%, 3/25/36(a)(d)	336	328,707

		4,498,967

Non-Agency Fixed Rate – 0.2%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.09%, 6/26/35(a)(b)	2,730	2,689,702

Agency Floating Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 2.822%, 5/28/35(a)(d)	392	333,039

Total CMOs (cost $33,494,389)		22,831,622

SUPRANATIONALS – 1.1%
Asian Development Bank 5.50%, 6/27/16(a)	3,810	4,127,807
European Investment Bank 4.875%, 2/15/36(a)	1,970	1,945,564
Inter-American Development Bank 5.125%, 9/13/16(a)	4,180	4,376,151
International Bank for Reconstruction & Development 9.25%, 7/15/17(a)	2,340	3,131,510
Nordic Investment Bank 5.00%, 2/01/17(a)	4,180	4,422,569

Total Supranationals (cost $17,839,979)		18,003,601

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)(b)	4,470	3,983,579
7.75%, 5/29/18(a)(b)	13,270	12,449,914

Total Quasi-Sovereigns (cost $17,162,342)		16,433,493

132	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.9%
Home Equity Loans - Floating Rate – 0.7%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 3.586%, 12/25/32(a)(d)	$870	$780,356
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 2.742%, 5/25/37(a)(d)	3,715	753,216
GE-WMC Mortgage Securities LLC Series 2005-2, Class A2B 2.642%, 12/25/35(a)(d)	940	899,811
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 2.731%, 1/20/35(a)(d)	1,044	843,722
Lehman XS Trust Series 2005-4, Class 1M1 2.972%, 10/25/35(d)(g)	4,865	973,000
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 2.592%, 4/25/37(a)(d)	3,919	3,706,593
Option One Mortgage Loan Trust Series 2006-3, Class M1 2.702%, 2/25/37(a)(d)	1,785	182,516
RAAC Series Series 2006-SP3, Class A1 2.552%, 8/25/36(a)(d)	641	608,414
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 2.642%, 3/25/35(a)(d)	314	270,268
Series 2005-RZ1, Class A2 2.672%, 4/25/35(a)(d)	741	622,848
Wells Fargo Home Equity Trust Series 2006-1, Class A2 2.562%, 5/25/36(a)(d)	1,515	1,479,801

		11,120,545

Home Equity Loans - Fixed Rate – 0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33(a)	818	586,493
Credit-Based Asset Servicing & Securities, Inc. Series 2005-CB7, Class AF2 5.147%, 11/25/35(a)(e)	385	371,453

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	133

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36(a)	$346	$329,029
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35(a)	317	315,017

		1,601,992

Other ABS - Floating Rate – 0.1%
Petra CRE CDO Ltd. Series 2007-1A, Class C 3.572%, 2/25/47(a)(b)(d)	2,220	1,086,759
SLM Student Loan Trust Series 2003-C, Class A1 2.876%, 9/15/16(a)(d)	374	356,600

		1,443,359

Other ABS - Fixed Rate – 0.0%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)(b)	1,000	790,000

Total Asset-Backed Securities (cost $25,695,559)		14,955,896

GOVERNMENTS - SOVEREIGN BONDS – 0.6%
Republic of Brazil 8.25%, 1/20/34(a)	1,990	2,472,575
Russian Federation 7.50%, 3/31/30(a)(b)(e)	6,502	7,241,586

Total Governments - Sovereign Bonds (cost $9,632,542)		9,714,161

GOVERNMENTS - SOVEREIGN AGENCIES – 0.4%
Landwirtschaftliche Rentenbank 5.125%, 3/14/16-2/01/17(a)	5,490	5,805,422
Korea Development Bank 4.625%, 9/16/10(a)	1,335	1,334,030

Total Governments - Sovereign Agencies (cost $7,016,162)		7,139,452

134	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 0.1%
Industrial – 0.1%
Basic – 0.0%
Westvaco Corp. 8.20%, 1/15/30(a)	$670	$641,754

Transportation - Airlines – 0.1%
United Air Lines, Inc. 6.636%, 7/02/22(a)	1,760	1,399,358

Total Corporates - Non-Investment Grades (cost $2,462,772)		2,041,112

	Shares
SHORT-TERM INVESTMENTS – 9.1%
Investment Companies – 9.1%
AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio(h) (cost $150,612,678)	150,612,678	150,612,678

Total Investments – 98.9% (cost $1,693,314,336)		1,637,001,787
Other assets less liabilities – 1.1%		17,413,839

Net Assets – 100.0%		$1,654,415,626

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$116,060	6/03/10	3 Month LIBOR	3.444%	$620,351
Lehman Brothers	10,000	12/04/11	3 Month LIBOR	4.850%	398,655
Lehman Brothers	12,075	2/26/13	3 Month LIBOR	3.746%	(102,772)
Lehman Brothers	75,715	11/28/17	3 Month LIBOR	4.726%	3,321,518

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr futures	319	December 2008	$36,740,753	$36,844,500	$103,747

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	135

Intermediate Duration Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Japanese Yen settling 9/30/08	29,600	$270,984	$272,455	$1,471

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,484,977,854.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the aggregate market value of these securities amounted to $63,197,274 or 3.8% of net assets.

(c)	Variable rate coupon, rate shown as of August 31, 2008.

(d)	Floating Rate Security. Stated interest rate was in effect at August 31, 2008.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2008.

(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of this security amounted to $1,666,500.

(g)	Illiquid security, valued at fair value (see note A).

(h)	Investment in affiliated money market mutual fund.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the fund’s total exposure to subprime investments was 1.90%. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1 for additional details).

Glossary:

LIBOR – London Interbank Offered Rates

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

136	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

INFLATION PROTECTED SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 99.4%
U.S. Treasury Notes
0.875%, 4/15/10 (TIPS)	$18,036	$18,072,420
1.625%, 1/15/15-1/15/18 (TIPS)	121,081	122,264,119
1.875%, 7/15/13-7/15/15 (TIPS)	103,275	106,537,065
2.00%, 7/15/14-1/15/26 (TIPS)	98,637	101,936,598
2.375%, 1/15/17 (TIPS)	85,561	90,801,756
3.00%, 7/15/12 (TIPS)	69,188	74,306,850
3.375%, 1/15/12 (TIPS)	75,775	81,754,533
3.50%, 1/15/11 (TIPS)	50,832	54,096,901
4.25%, 1/15/10 (TIPS)	33,154	34,858,130

Total Inflation-Linked Securities (cost $658,843,124)		684,628,372

	Shares
SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(a) (cost $2,284,997)	2,284,997	2,284,997

Total Investments – 99.7% (cost $661,128,121)		686,913,369
Other assets less liabilities – 0.3%		2,004,572

Net Assets – 100.0%		$688,917,941

(a)	Investment in affiliated money market mutual fund.

Glossary:

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	137

Inflation Protected Securities Portfolio—Portfolio of Investments

HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 75.8%
Industrials – 60.4%
Basic – 6.1%
Arch Western Finance LLC 6.75%, 7/01/13(a)	$670	$668,325
Basell AF SCA 8.375%, 8/15/15(a)(b)	3,170	1,870,300
Bowater Canada Finance Corp. 7.95%, 11/15/11(a)	3,630	2,268,750
Citigroup (JSC Severstal) 9.25%, 4/19/14(a)(b)	1,938	1,894,783
Domtar Corp. 7.125%, 8/15/15(a)	2,500	2,412,500
Evraz Group SA 8.25%, 11/10/15(a)(b)	1,369	1,273,170
8.875%, 4/24/13(a)(b)	200	194,500
Georgia-Pacific Corp. 7.00%, 1/15/15(a)(b)	905	843,912
7.125%, 1/15/17(a)(b)	1,095	1,015,612
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 7.304%, 11/15/14(a)(c)	525	400,312
9.75%, 11/15/14(a)	525	437,063
Huntsman International LLC 7.875%, 11/15/14(a)	1,130	1,050,900
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(b)	1,575	1,008,000
Jefferson Smurfit Corp. US 8.25%, 10/01/12(a)	630	548,100
Momentive Performance Materials, Inc. 10.125%, 12/01/14(a)(d)	835	730,625
NewMarket Corp. 7.125%, 12/15/16(a)	615	596,550
NewPage Corp. 10.00%, 5/01/12(a)	797	773,090
Novelis, Inc. 7.25%, 2/15/15(a)	4,070	3,774,925
Peabody Energy Corp. 5.875%, 4/15/16(a)	900	859,500
7.375%, 11/01/16(a)	1,095	1,127,850
Series B 6.875%, 3/15/13(a)	1,815	1,837,688
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(a)	2,650	2,120,000
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)(b)	1,100	1,095,325

138	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Steel Dynamics Inc. 7.75%, 4/15/16(a)(b)	$775	$756,594
Vedanta Resources PLC 8.75%, 1/15/14(a)(b)	2,600	2,587,000

		32,145,374

Capital Goods – 6.0%
Alion Science and Technology Corp. 10.25%, 2/01/15(a)	270	184,950
Allied Waste North America, Inc. 6.375%, 4/15/11(a)	1,603	1,607,008
6.875%, 6/01/17(a)	1,430	1,408,550
Series B 7.125%, 5/15/16(a)	2,053	2,073,530
7.375%, 4/15/14(a)	655	661,550
Associated Materials, Inc. 11.25%, 3/01/14(a)	1,635	1,095,450
Berry Plastics Holding Corp. 8.875%, 9/15/14(a)	1,260	1,045,800
Bombardier, Inc. 6.30%, 5/01/14(a)(b)	3,015	2,894,400
8.00%, 11/15/14(a)(b)	2,120	2,183,600
Case Corp. 7.25%, 1/15/16(a)	2,935	2,846,950
Case New Holland, Inc. 7.125%, 3/01/14(a)	2,990	2,907,775
Crown Americas 7.625%, 11/15/13(a)	1,500	1,526,250
L-3 Communications Corp. 5.875%, 1/15/15(a)	1,828	1,722,890
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14(a)	2,530	2,511,025
Owens Corning, Inc. 6.50%, 12/01/16(a)	1,210	1,099,752
7.00%, 12/01/36(a)	1,555	1,257,821
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)(b)	990	821,700
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08(e)(f)(g)	453	56,691
Sequa Corp. 11.75%, 12/01/15(a)(b)	725	638,000
Terex Corp. 8.00%, 11/15/17(a)	786	776,175
United Rentals North America, Inc. 6.50%, 2/15/12(a)	640	571,200
7.75%, 11/15/13(a)	2,075	1,639,250

		31,530,317

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	139

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Communications - Media – 10.6%
Allbritton Communications Co. 7.75%, 12/15/12(a)		$1,351	$1,209,145
AMC Entertainment, Inc. 11.00%, 2/01/16(a)		520	527,800
Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)		1,637	1,620,630
CCH I Holdings LLC 11.75%, 5/15/14(a)(h)		9,037	4,834,795
CCH I LLC 11.00%, 10/01/15(a)		2,200	1,688,500
Central European Media Enterprises Ltd. 8.25%, 5/15/12(a)(b)	EUR	398	578,631
Charter Communications Operations LLC 8.00%, 4/30/12(a)(b)		$1,800	1,737,000
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)		5,809	2,831,887
5.75%, 1/15/13(a)		1,641	935,370
CSC Holdings, Inc. 6.75%, 4/15/12(a)		2,565	2,500,875
7.625%, 7/15/18(a)		1,535	1,427,550
7.875%, 2/15/18(a)		640	601,600
Dex Media West LLC Series B 8.50%, 8/15/10(a)		444	426,240
DirecTV Holdings LLC 6.375%, 6/15/15(a)		3,811	3,591,867
Echostar DBS Corp. 6.375%, 10/01/11(a)		1,080	1,055,700
6.625%, 10/01/14(a)		3,970	3,652,400
7.125%, 2/01/16(a)		1,650	1,518,000
Idearc, Inc. 8.00%, 11/15/16(a)		7,690	3,479,725
Intelsat Bermuda Ltd. 11.25%, 6/15/16(a)		2,812	2,949,085
Lamar Media Corp. 6.625%, 8/15/15(a)		890	789,875
Liberty Media Corp. 5.70%, 5/15/13(a)		545	480,625
7.875%, 7/15/09(a)		350	354,183
8.25%, 2/01/30(a)		530	447,923
LIN Television Corp. 6.50%, 5/15/13(a)		725	594,500
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(a)(i)		755	517,175

140	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Quebecor Media, Inc. 7.75%, 3/15/16(a)	$3,255	$3,059,700
Rainbow National Services LLC 8.75%, 9/01/12(a)(b)	1,224	1,248,480
10.375%, 9/01/14(a)(b)	473	503,154
RH Donnelley Corp. 8.875%, 10/15/17(a)	6,350	3,270,250
Series A-1 6.875%, 1/15/13(a)	705	384,225
Series A-2 6.875%, 1/15/13(a)	2,248	1,236,400
Series A-3 8.875%, 1/15/16(a)	2,740	1,438,500
Sirius Satellite Radio, Inc. 9.625%, 8/01/13(a)	545	426,462
Six Flags Operations, Inc. 12.25%, 7/15/16(a)(b)	316	297,830
Univision Communications, Inc. 7.85%, 7/15/11(a)	1,190	1,065,050
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)(b)	982	677,580
WMG Holdings Corp. 9.50%, 12/15/14(a)	3,196	1,929,585

		55,888,297

Communications - Telecommunications – 7.2%
Alltel Corp. 7.875%, 7/01/32(a)	2,750	2,832,500
American Tower Corp. 7.00%, 10/15/17(a)(b)	310	308,450
Cricket Communications, Inc. 9.375%, 11/01/14(a)	2,085	2,066,756
Digicel Ltd. 9.25%, 9/01/12(a)(b)	2,227	2,282,675
Fairpoint Communications, Inc. 13.125%, 4/01/18(a)(b)	1,885	1,866,150
Frontier Communications Corp. 6.25%, 1/15/13(a)	1,977	1,888,035
Inmarsat Finance PLC 7.625%, 6/30/12(a)	1,835	1,851,056
10.375%, 11/15/12(a)	1,037	1,056,444
Level 3 Financing, Inc. 8.75%, 2/15/17(a)	2,360	2,053,200
9.25%, 11/01/14(a)	1,200	1,101,000
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)(b)	2,858	2,832,880

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	141

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nextel Communications, Inc. Series D 7.375%, 8/01/15(a)	$4,450	$3,615,625
Qwest Capital Funding, Inc. 7.25%, 2/15/11(a)	4,029	3,872,876
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	350	318,500
Sprint Capital Corp. 6.875%, 11/15/28(a)	3,815	3,242,750
8.75%, 3/15/32(a)	1,180	1,147,550
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14(a)	740	750,175
Vip Finance 8.375%, 4/30/13(a)(b)	2,060	1,990,978
Windstream Corp. 8.125%, 8/01/13(a)	1,464	1,449,360
8.625%, 8/01/16(a)	1,560	1,544,400

		38,071,360

Consumer Cyclical - Automotive – 5.2%
Affinia Group, Inc. 9.00%, 11/30/14(a)	45	35,550
Allison Transmission 11.00%, 11/01/15(a)(b)	560	515,200
Ford Motor Co. 7.45%, 7/16/31(a)	5,020	2,585,300
Ford Motor Credit Co. 5.538%, 1/13/12(a)(c)	2,785	2,056,179
7.00%, 10/01/13(a)	4,474	3,241,467
8.00%, 12/15/16(a)	2,145	1,545,543
General Motors Corp. 8.25%, 7/15/23(a)	4,155	2,025,562
8.375%, 7/15/33(a)	6,705	3,318,975
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11(a)	550	566,500
9.00%, 7/01/15(a)	1,307	1,342,943
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(a)	1,436	581,580
Lear Corp. Series B 5.75%, 8/01/14(a)	1,835	1,321,200
8.50%, 12/01/13(a)	370	296,000
8.75%, 12/01/16(a)	3,010	2,265,025
Tenneco, Inc. 8.625%, 11/15/14(a)	465	395,250
TRW Automotive, Inc. 7.25%, 3/15/17(a)(b)	5,330	4,583,800

142	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Visteon Corp. 7.00%, 3/10/14(a)	$1,795	$888,525

		27,564,599

Consumer Cyclical - Other – 6.3%
Beazer Homes USA, Inc. 8.375%, 4/15/12(a)	1,500	1,110,000
Boyd Gaming Corp. 7.75%, 12/15/12(a)	737	665,143
Broder Brothers Co. Series B 11.25%, 10/15/10(a)	642	442,980
DR Horton, Inc. 4.875%, 1/15/10(a)	250	233,750
Gaylord Entertainment Co. 8.00%, 11/15/13(a)	1,307	1,199,172
Greektown Holdings LLC 10.75%, 12/01/13(b)(g)	850	641,750
Harrah’s Operating Co., Inc. 5.75%, 10/01/17(a)	514	201,745
6.50%, 6/01/16(a)	5,352	2,140,800
10.75%, 2/01/16(a)(b)	5,146	3,460,685
Host Hotels & Resorts LP 6.875%, 11/01/14(a)	385	345,537
Series Q 6.75%, 6/01/16(a)	2,935	2,524,100
KB Home 6.375%, 8/15/11(a)	600	552,000
Levi Strauss & Co. 8.875%, 4/01/16(a)	742	638,120
MGM Mirage 6.625%, 7/15/15(a)	3,952	3,151,720
7.50%, 6/01/16(a)	1,200	978,000
7.625%, 1/15/17(a)	2,080	1,713,400
8.375%, 2/01/11(a)	2,179	1,977,442
Mohegan Tribal Gaming Auth 7.125%, 8/15/14(a)	1,245	915,075
Penn National Gaming, Inc. 6.875%, 12/01/11(a)	1,496	1,421,200
Six Flags, Inc. 9.625%, 6/01/14(a)	763	431,095
Station Casinos, Inc. 6.625%, 3/15/18(a)	3,610	1,498,150
Trump Entertainment Resorts, Inc. 8.50%, 6/01/15(a)	2,025	926,438
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)(b)	1,097	1,080,545

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	143

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Universal City Development Partners 11.75%, 4/01/10(a)		$610	$617,625
Universal City Florida Holding Co. 8.375%, 5/01/10(a)		630	612,675
William Lyon Homes, Inc. 10.75%, 4/01/13(a)		1,597	750,590
Wynn Las Vegas Capital Corp. 6.625%, 12/01/14(a)		3,435	3,130,144

			33,359,881

Consumer Cyclical - Restaurants – 0.2%
OSI Restaurant Partners, Inc. 10.00%, 6/15/15(a)		1,065	585,750
Sbarro, Inc. 10.375%, 2/01/15(a)		415	286,350

			872,100

Consumer Cyclical - Retailers – 1.0%
Autonation, Inc. 4.791%, 4/15/13(a)(c)		175	144,375
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(a)		555	400,988
Couche-Tard, Inc. 7.50%, 12/15/13(a)		1,006	938,095
Dollar General Corp. 10.625%, 7/15/15(a)		510	511,275
GSC Holdings Corp. 8.00%, 10/01/12(a)		1,290	1,351,275
Michaels Stores, Inc. 10.00%, 11/01/14(a)		885	663,750
Rite Aid Corp. 6.875%, 8/15/13(a)		2,080	1,248,000

			5,257,758

Consumer Non-Cyclical – 6.1%
Aramark Corp. 8.50%, 2/01/15(a)		1,710	1,722,825
Biomet, Inc. 11.625%, 10/15/17(a)		1,220	1,282,525
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(a)		1,240	1,035,400
Central European Distribution Corp. 8.00%, 7/25/12(a)(b)	EUR	173	246,028
Community Health Systems, Inc. 8.875%, 7/15/15(a)		$2,266	2,288,660
DaVita, Inc. 7.25%, 3/15/15(a)		1,219	1,199,191

144	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dean Foods Co. 7.00%, 6/01/16(a)	$921	$851,925
Del Monte Corp. 6.75%, 2/15/15(a)	395	371,300
Dole Food Co., Inc. 8.625%, 5/01/09(a)	420	414,750
8.875%, 3/15/11(a)	718	656,970
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11(a)	2,825	2,613,125
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14(a)	670	698,475
HCA, Inc. 6.375%, 1/15/15(a)	4,848	3,999,600
6.50%, 2/15/16(a)	1,520	1,265,400
6.75%, 7/15/13(a)	1,650	1,435,500
9.625%, 11/15/16(a)(d)	2,665	2,688,319
Healthsouth Corp. 10.75%, 6/15/16(a)	580	623,500
IASIS Healthcare Corp. 8.75%, 6/15/14(a)	1,174	1,176,935
New Albertsons, Inc. 7.45%, 8/01/29(a)	2,220	2,114,419
Select Medical Corp. 7.625%, 2/01/15(a)	910	782,600
Stater Brothers Holdings 8.125%, 6/15/12(a)	594	591,030
Tenet Healthcare Corp. 7.375%, 2/01/13(a)	1,175	1,103,031
9.25%, 2/01/15(a)	730	731,825
9.875%, 7/01/14(a)	195	196,463
Universal Hospital Services, Inc. 6.303%, 6/01/15(a)(c)	895	832,350
Viant Holdings, Inc. 10.125%, 7/15/17(a)(b)	567	479,115
Visant Corp. 7.625%, 10/01/12(a)	883	863,132

		32,264,393

Energy – 4.7%
Chesapeake Energy Corp. 6.50%, 8/15/17(a)	2,095	1,948,350
6.625%, 1/15/16(a)	2,195	2,057,813
6.875%, 1/15/16(a)	270	259,200
7.50%, 9/15/13(a)	805	813,050
CIE Generale De Geophysique 7.50%, 5/15/15(a)	1,285	1,278,575
7.75%, 5/15/17(a)	195	194,025

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	145

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Complete Production Services, Inc. 8.00%, 12/15/16(a)	$1,325	$1,301,813
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13(a)	1,145	961,800
Forest Oil Corp. 7.25%, 6/15/19(a)	2,790	2,566,800
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)(b)	1,425	1,289,625
Newfield Exploration Co. 7.125%, 5/15/18(a)	1,635	1,540,987
OPTI Canada, Inc. 8.25%, 12/15/14(a)	313	312,609
PetroHawk Energy Corp. 9.125%, 7/15/13(a)	2,306	2,294,470
Plains Exploration & Production Co. 7.75%, 6/15/15(a)	2,615	2,490,787
Pride International, Inc. 7.375%, 7/15/14(a)	634	643,510
Range Resources Corp. 7.50%, 5/15/16(a)	940	930,600
Southwestern Energy Co. 7.50%, 2/01/18(a)(b)	1,025	1,048,062
Tesoro Corp. 6.25%, 11/01/12(a)	1,180	1,062,000
6.50%, 6/01/17(a)	2,160	1,809,000

		24,803,076

Other Industrial – 0.7%
Noble Group Ltd. 6.625%, 3/17/15(a)(b)	2,000	1,726,010
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14(a)	1,105	1,077,375
Sensus Metering Systems, Inc. 8.625%, 12/15/13(a)	655	641,900

		3,445,285

Services – 0.9%
Expedia, Inc. 8.50%, 7/01/16(a)(b)	1,070	1,040,575
Realogy Corp. 10.50%, 4/15/14(a)	2,530	1,492,700
Service Corp. International 6.75%, 4/01/16(a)	1,000	920,000
Ticketmaster 10.75%, 8/01/16(a)(b)	330	338,250
Travelport LLC 9.875%, 9/01/14(a)	535	437,363
West Corp. 9.50%, 10/15/14(a)	500	426,250

		4,655,138

146	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Technology – 4.1%
Amkor Technology, Inc. 9.25%, 6/01/16(a)	$3,480	$3,358,200
Avago Technologies Finance 10.125%, 12/01/13(a)	755	812,569
CA, Inc. 4.75%, 12/01/09(a)	965	955,102
First Data Corp. 9.875%, 9/24/15(a)(b)	1,341	1,156,613
Flextronics International Ltd. 6.50%, 5/15/13(a)	1,418	1,340,010
Freescale Semiconductor, Inc. 8.875%, 12/15/14(a)	4,530	3,669,300
10.125%, 12/15/16(a)	2,625	2,014,687
Iron Mountain, Inc. 6.625%, 1/01/16(a)	1,360	1,281,800
Nortel Networks Corp. 6.875%, 9/01/23(a)	626	416,290
Nortel Networks Ltd. 10.125%, 7/15/13(a)	1,025	953,250
NXP BV / NXP Funding LLC 5.541%, 10/15/13(a)(c)	1,000	777,500
9.50%, 10/15/15(a)	445	301,487
Seagate Technology HDD Holding 6.375%, 10/01/11(a)	2,143	2,113,534
Serena Software, Inc. 10.375%, 3/15/16(a)	875	807,187
Sungard Data Systems, Inc. 9.125%, 8/15/13(a)	1,712	1,737,680

		21,695,209

Transportation - Airlines – 0.4%
AMR Corp. 9.00%, 8/01/12(a)	1,675	954,750
Continental Airlines, Inc. 8.75%, 12/01/11(a)	1,330	911,050
Series RJO3 7.875%, 7/02/18(a)	540	369,762

		2,235,562

Transportation - Railroads – 0.3%
Trinity Industries, Inc. 6.50%, 3/15/14(a)	1,300	1,248,000

Transportation - Services – 0.6%
Avis Budget Car Rental 7.75%, 5/15/16(a)	1,660	1,132,950
Hertz Corp. 8.875%, 1/01/14(a)	1,145	1,072,006
10.50%, 1/01/16(a)	1,175	1,036,938

		3,241,894

		318,278,243

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	147

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 8.9%
Electric – 7.8%
The AES Corp. 7.75%, 3/01/14(a)	$2,430	$2,417,850
8.00%, 10/15/17(a)	3,740	3,683,900
8.75%, 5/15/13(a)(b)	140	144,900
CMS Energy Corp. 8.50%, 4/15/11(a)	835	878,095
Dynegy Holdings, Inc. 7.75%, 6/01/19(a)	3,360	3,099,600
8.375%, 5/01/16(a)	3,180	3,112,425
Dynegy Roseton/Danskammer Pass Through Trust Series A 7.27%, 11/08/10(a)	312	315,747
Series B 7.67%, 11/08/16(a)	1,222	1,196,033
Edison Mission Energy 7.00%, 5/15/17(a)	3,840	3,676,800
7.50%, 6/15/13(a)	1,860	1,864,650
7.75%, 6/15/16(a)	1,695	1,695,000
Energy Future Holdings Corp. 10.875%, 11/01/17(a)(b)	1,545	1,581,694
Mirant Americas Generation LLC 8.50%, 10/01/21(a)	2,925	2,500,875
NRG Energy, Inc. 7.25%, 2/01/14(a)	420	414,225
7.375%, 2/01/16-1/15/17(a)	4,805	4,713,587
Reliant Energy, Inc. 6.75%, 12/15/14(a)	598	602,485
7.625%, 6/15/14(a)	1,820	1,760,850
7.875%, 6/15/17(a)	1,840	1,775,600
Texas Competitive Electric Holdings Co. LLC 10.25%, 11/01/15(a)(b)	2,151	2,145,623
TXU Corp. Series P 5.55%, 11/15/14(a)	1,957	1,526,090
Series Q 6.50%, 11/15/24(a)	3,106	2,219,280

		41,325,309

Natural Gas – 1.1%
El Paso Corp. 7.375%, 12/15/12(a)	1,245	1,258,529
Enterprise Products Operating LP 8.375%, 8/01/66(a)(j)	3,450	3,408,759
Regency Energy Partners 8.375%, 12/15/13(a)	1,089	1,110,780

		5,778,068

		47,103,377

148	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Default Index Holdings – 4.2%
DJ CDX.NA.HY-100 – 4.2%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)(b)	$18,810	$17,563,837
Dow Jones CDX HY Series 5-T2 7.25%, 12/29/10(a)(b)	4,312	4,266,401

		21,830,238

Financial Institutions – 2.3%
Brokerage – 0.1%
E*Trade Financial Corp. 7.375%, 9/15/13(a)	680	581,400

Finance – 1.7%
General Motors Acceptance Corp. 6.75%, 12/01/14(a)	2,700	1,466,008
6.875%, 9/15/11(a)	7,005	4,346,883
8.00%, 11/01/31(a)	2,170	1,170,387
Residential Capital LLC 9.625%, 5/15/15(a)(b)	5,320	1,755,600

		8,738,878

Insurance – 0.1%
Crum & Forster Holdings Corp. 7.75%, 5/01/17(a)	760	697,300

REITS – 0.4%
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 7.125%, 2/15/13(a)	2,500	2,184,375

		12,201,953

Total Corporates - Non-Investment Grades (cost $458,443,744)		399,413,811

CORPORATES - INVESTMENT GRADES – 14.8%
Industrials – 7.5%
Basic – 2.3%
ArcelorMittal 6.50%, 4/15/14(a)	2,081	2,109,901
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17(a)	3,735	3,959,100
The Mosaic Co. 7.625%, 12/01/16(a)(b)(h)	2,875	3,023,439
United States Steel Corp. 7.00%, 2/01/18(a)	1,825	1,786,821
Weyerhaeuser Co. 7.375%, 3/15/32(a)	1,385	1,326,905

		12,206,166

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	149

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Capital Goods – 0.2%
Masco Corp. 6.125%, 10/03/16(a)	$1,420	$1,243,974

Communications - Telecommunications – 1.2%
Embarq Corp. 6.738%, 6/01/13(a)	2,715	2,599,808
Qwest Corp. 6.50%, 6/01/17(a)	1,270	1,073,150
6.875%, 9/15/33(a)	2,240	1,657,600
8.875%, 3/15/12(a)	1,115	1,123,363

		6,453,921

Consumer Cyclical - Other – 0.9%
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13(a)	2,110	1,998,609
7.875%, 5/01/12(a)	539	541,498
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)	2,443	2,070,213

		4,610,320

Consumer Cyclical - Retailers – 1.0%
Federated Retail Holdings, Inc. 5.90%, 12/01/16(a)	1,495	1,290,870
Limited Brands, Inc. 5.25%, 11/01/14(a)	2,028	1,707,748
6.90%, 7/15/17(a)	845	735,266
Macys Retail Holdings, Inc. 5.75%, 7/15/14(a)	1,460	1,310,724

		5,044,608

Consumer Non-Cyclical – 1.1%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)	1,080	1,037,681
Coventry Health Care, Inc. 5.875%, 1/15/12(a)	683	666,536
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13(a)	3,395	3,516,864
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17(a)	832	790,400

		6,011,481

Energy – 0.2%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15(a)	856	831,975

Technology – 0.6%
Computer Sciences Corp. 5.50%, 3/15/13(a)(b)	1,300	1,293,803

150	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Motorola, Inc. 7.50%, 5/15/25(a)	$1,470	$1,337,678
Xerox Corp. 6.40%, 3/15/16(a)	535	528,278

		3,159,759

		39,562,204

Financial Institutions – 5.1%
Banking – 1.3%
The Bear Stearns Co., Inc. 5.55%, 1/22/17(a)	1,685	1,572,333
Fifth Third Bancorp 6.25%, 5/01/13(a)	2,075	1,820,238
TransCapitalInvest Ltd. for OJSC AK Transneft 7.70%, 8/07/13(a)(b)	2,125	2,141,870
Washington Mutual, Inc. 5.25%, 9/15/17(a)	2,455	1,460,725

		6,995,166

Brokerage – 0.9%
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)	2,585	2,195,893
Merrill Lynch & Co., Inc. 5.70%, 5/02/17(a)	3,065	2,594,351

		4,790,244

Finance – 2.4%
Capital One Financial Corp. 6.15%, 9/01/16(a)	1,000	820,588
6.75%, 9/15/17(a)	663	633,241
CIT Group, Inc. 5.40%, 1/30/16(a)	515	362,754
Series MTN 5.125%, 9/30/14(a)	2,450	1,756,287
Countrywide Financial Corp. 6.25%, 5/15/16(a)	2,221	1,810,102
Series MTN 5.80%, 6/07/12(a)	515	466,152
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11(a)	56	50,167
International Lease Finance Corp. 6.375%, 3/25/13(a)	2,815	2,517,395
iStar Financial, Inc. 5.15%, 3/01/12(a)	2,500	1,825,000
SLM Corp. Series MTN 5.125%, 8/27/12(a)	255	218,933
Series MTNA 4.50%, 7/26/10(a)	845	768,737
5.00%, 10/01/13(a)	2,000	1,636,134

		12,865,490

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	151

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Insurance – 0.3%
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)	$950	$892,955
7.80%, 3/15/37(a)(b)	770	579,013

		1,471,968

Other Finance – 0.2%
Aiful Corp. 6.00%, 12/12/11(a)(b)	921	768,004

		26,890,872

Utility – 2.2%
Electric – 1.1%
Allegheny Energy Supply Co. LLC 7.80%, 3/15/11(a)	1,070	1,103,438
8.25%, 4/15/12(a)(b)	1,830	1,921,500
Aquila, Inc. 11.875%, 7/01/12(a)	1,096	1,271,360
Sierra Pacific Power Co. Series M 6.00%, 5/15/16(a)	440	432,942
Teco Finance, Inc. 6.572%, 11/01/17(a)	500	480,306
7.00%, 5/01/12(a)	722	729,486

		5,939,032

Natural Gas – 1.1%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28(a)	570	551,003
Williams Co., Inc. 7.625%, 7/15/19(a)	3,189	3,332,505
7.875%, 9/01/21(a)	1,634	1,715,700

		5,599,208

		11,538,240

Total Corporates - Investment Grades (cost $81,749,971)		77,991,316

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.6%
Non-Agency Fixed Rate CMBS – 1.6%
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39(a)	1,875	1,678,734
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-C1, Class A4 5.716%, 2/15/51(a)	1,100	987,310
Series 2007-CB18, Class A4 5.44%, 6/12/47(a)	1,875	1,673,638

152	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, 11/15/38(a)		$2,600	$2,361,426
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46(a)		2,125	1,942,668

Total Commercial Mortgage-Backed Securities (cost $8,680,230)			8,643,776

EMERGING MARKETS - CORPORATE BONDS – 0.4%
Industrials – 0.4%
Consumer Cyclical - Other – 0.2%
Royal Caribbean Cruises Ltd. 8.75%, 2/02/11(a)		846	837,540

Consumer Non-Cyclical – 0.2%
Foodcorp Ltd. 8.875%, 6/15/12(a)(b)	EUR	1,128	1,253,536

Total Emerging Markets - Corporate Bonds (cost $2,417,140)			2,091,076

	Shares
PREFERRED STOCKS – 0.4%
Non Corporate Sectors – 0.3%
Agencies - Government Sponsored – 0.3%
Federal Home Loan Mortgage Corp. Series Z 8.375%(a)		36,525	513,176
Federal National Mortgage Association 8.25%(a)		54,625	783,869

			1,297,045

Financial Institutions – 0.1%
REITS – 0.1%
Sovereign REIT 12.00%(a)(b)		624	549,120

Total Preferred Stocks (cost $3,183,550)			1,846,165

	Principal Amount (000)
GOVERNMENTS - SOVEREIGN AGENCIES – 0.3%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)(b) (cost $1,645,462)		$1,650	1,674,750

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	153

High Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

EQUITIES – 0.0%
Common Stock – 0.0%
Phase Metrics (e)(k) (cost $904)	90,400	$904

SHORT-TERM INVESTMENTS – 5.1%
Investment Companies – 5.1%
AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio(l) (cost $26,563,716)	26,563,716	26,563,716

Total Investments – 98.4% (cost $582,684,717)		518,225,514
Other assets less liabilities – 1.6%		8,624,778

Net Assets – 100.0%		$526,850,292

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Notional Amount (000)	Interest Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Lehman Brothers CDX High Yield 5.00%, 6/20/13	$1,000	5.00%	6/20/13		$(48)

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$1,000	7/03/13	3 Month LIBOR	4.220%	$11,473

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 10 Yr futures	35	December 2008	$4,033,063	$4,042,500	$ (9,437)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Euro Dollar settling 9/29/08	1,496	$2,337,654	$2,190,838	$146,816

154	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $490,962,453.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the aggregate market value of these securities amounted to $93,600,688 or 17.8% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2008.

(d)	Pay-In-Kind Payments (PIK).

(e)	Illiquid security, valued at fair value (see Note A).

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.01% of net assets as of August 31, 2008, is considered illiquid and restricted (see Note A).

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Russell-Stanley Holdings, Inc.
9.00%, 11/30/08	8/05/05	$396,900	$56,691	0.01%

(g)	Security is in default and is non-income producing.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2008.

(i)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(j)	Variable rate coupon, rate shown as of August 31, 2008.

(k)	Non-income producing security.

(l)	Investment in affiliated money market mutual fund.

Currency Abbreviations:

EUR – Euro Dollar

Glossary:

LIBOR – London Interbank Offered Rates

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	155

High Yield Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2008

	U.S. Value		U.S. Large Cap Growth		Global Real Estate Investment
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,846,018,399, $2,302,596,657 and $1,208,414,397, respectively)	$2,449,534,310		$2,522,378,725		$1,106,131,631
Affiliated issuers (cost $111,846,112, $2,305,596 and $16,051,579, respectively)	111,846,112		2,305,596		16,051,579
Cash	– 0	–	– 0	–	210,831
Foreign currencies, at value (cost $0, $0 and $6,107,795, respectively)	– 0	–	– 0	–	6,012,141
Dividends receivable	6,568,807		1,877,909		1,007,894
Receivable for investment securities sold	2,408,463		12,040,483		3,213,755
Receivable for shares of beneficial interest sold	13,871		618,205		7,761

Total assets	2,570,371,563		2,539,220,918		1,132,635,592

Liabilities
Payable for investment securities purchased	48,238,676		6,869,628		133,344
Payable for shares of beneficial interest redeemed	1,098,674		12,489		3,250
Registration fee payable	39,607		13,802		20,762
Custody fee payable	27,985		26,517		53,216
Legal fee payable	11,788		11,509		12,821
Audit fee payable	3,601		6,757		25,144
Accrued expenses	8,409		10,937		5,983

Total liabilities	49,428,740		6,951,639		254,520

Net Assets	$2,520,942,823		$2,532,269,279		$1,132,381,072

Composition of Net Assets
Paid-in capital	$2,918,960,706		$2,488,018,362		$1,359,638,710
Undistributed/(distributions in excess of) net investment income	14,364,848		4,107,270		(62,954,236)
Accumulated net realized loss on investment and foreign currency transactions	(15,898,642)		(179,638,421)		(61,901,482)
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	(396,484,089)		219,782,068		(102,401,920)

Net Assets	$2,520,942,823		$2,532,269,279		$1,132,381,072

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	271,847,923		228,445,148		118,511,288

Net Asset Value	$9.27		$11.08		$9.56

See notes to financial statements.

156	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	International Value	International Growth		Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,390,652,087, $1,241,384,124 and $707,871,026, respectively)	$1,207,243,488	$1,216,722,441		$659,539,985
Affiliated issuers (cost $15,405,825, $27,833,563 and $25,715,909, respectively)	15,405,825	27,833,563		25,715,909
Cash(a)	755,869	4,007		– 0	–
Foreign currencies, at value (cost $3,780,613, $221,937 and $0, respectively)	3,715,504	219,928		– 0	–
Dividends receivable	4,687,731	2,150,593		1,031,453
Receivable for shares of beneficial interest sold	1,080,355	535,258		7,563
Receivable of investment securities sold and foreign currency transactions	212,334	– 0	–	343,537
Receivable for variation margin on futures contracts	95,968	– 0	–	– 0	–

Total assets	1,233,197,074	1,247,465,790		686,638,447

Liabilities
Payable for investment securities purchased and foreign currency transactions	4,594,657	1,385,786		782,830
Payable for shares of beneficial interest redeemed	3,193	2,134		11,479
Accrued expenses	122,477	98,717		56,445

Total liabilities	4,720,327	1,486,637		850,754

Net Assets	$1,228,476,747	$1,245,979,153		$685,787,693

Composition of Net Assets
Paid-in capital	$1,364,975,434	$1,280,446,569		$685,217,616
Undistributed/(distributions in excess of) net investment income	118,050	7,948,756		2,733,067
Accumulated net realized gain (loss) on investment and foreign currency transactions	46,757,424	(17,632,916)		46,168,051
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(183,374,161)	(24,783,256)		(48,331,041)

Net Assets	$1,228,476,747	$1,245,979,153		$685,787,693

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	118,453,389	110,603,383		61,278,088

Net Asset Value	$10.37	$11.27		$11.19

(a)	An amount of U.S. $467,289 has been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2008 for the International Value Portfolio.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	157

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Global Value		Global Research Growth
Assets
Investments in securities, at value
Unaffiliated issuers (cost $599,811,629, $6,365,836 and $5,746,273, respectively)	$677,936,980		$5,327,116		$5,259,077
Affiliated issuers (cost $6,801,044, $36,831 and $12,263, respectively)	6,801,044		36,831		12,263
Cash(a)	– 0	–	3,679		– 0	–
Foreign currencies, at value (cost $0, $25,550 and $79,003, respectively)	– 0	–	24,624		78,079
Receivable for investment securities sold	5,469,216		9,868		30,668
Dividends receivable	228,297		15,896		13,437
Receivable for shares of beneficial interest sold	9,069		– 0	–	– 0	–
Receivable for variation margin on futures contracts	– 0	–	123		– 0	–
Receivable due from Adviser	– 0	–	162,193		222,623

Total assets	690,444,606		5,580,330		5,616,147

Liabilities
Payable for investment securities purchased	3,964,490		– 0	–	33,077
Payable for shares of beneficial interest redeemed	144,094		– 0	–	– 0	–
Custody fee payable	16,034		9,427		14,082
Legal fee payable	13,557		15,910		12,877
Audit fee payable	6,757		9,865		9,095
Printing fee payable	1,549		180		4,704
Accrued expenses	7,311		5,415		3,135

Total liabilities	4,153,792		40,797		76,970

Net Assets	$686,290,814		$5,539,533		$5,539,177

Composition of Net Assets
Paid-in capital	$643,592,489		$6,527,097		$6,084,757
Undistributed net investment income	337,410		21,417		4,507
Accumulated net realized gain (loss) on investment and foreign currency transactions	(35,764,436)		33,982		(62,183)
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	78,125,351		(1,042,963)		(487,904)

Net Assets	$686,290,814		$5,539,533		$5,539,177

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	54,374,442		648,255		606,943

Net Asset Value	$12.62		$8.55		$9.13

(a)	An amount of U.S. $3,689 has been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2008 for the Global Value Portfolio.

See notes to financial statements.

158	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Short Duration Bond		Intermediate Duration Bond		Inflation Protected Securities
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,330,744,966, $1,542,701,658 and $658,843,124, respectively)	$1,260,006,807		$1,486,389,109		$684,628,372
Affiliated issuers (cost $26,447,168, $150,612,678 and $2,284,997, respectively)	26,447,168		150,612,678		2,284,997
Cash(a)	243,180		– 0	–	– 0	–
Interest and dividends receivable	11,486,699		15,153,193		2,113,129
Receivable for variation margin on futures contracts	218,531		– 0	–	– 0	–
Unrealized appreciation of swap contracts	170,001		4,340,524		– 0	–
Receivable for shares of beneficial interest sold	37,126		189,737		935
Unrealized appreciation of forward currency exchange contracts	– 0	–	1,471		– 0	–

Total assets	1,298,609,512		1,656,686,712		689,027,433

Liabilities
Custody fee payable	22,443		29,240		12,705
Legal fee payable	15,799		13,189		11,597
Payable for shares of beneficial interest redeemed	11,667		1,229,268		74,007
Audit fee payable	6,967		11,100		4,720
Registration fee payable	5,023		6,098		430
Printing fee payable	3,959		3,778		3,673
Payable for variation margin on futures contracts	– 0	–	59,813		– 0	–
Unrealized depreciation of swap contracts	– 0	–	102,772		– 0	–
Premium received on swap	– 0	–	812,434		– 0	–
Accrued expenses	2,381		3,394		2,360

Total liabilities	68,239		2,271,086		109,492

Net Assets	$1,298,541,273		$1,654,415,626		$688,917,941

Composition of Net Assets
Paid-in capital	$1,380,593,206		$1,696,175,045		$625,904,480
Undistributed net investment income	4,087,587		10,854,131		38,621,251
Accumulated net realized gain (loss) on investment and foreign currency transactions	(15,548,973)		(643,971)		(1,393,038)
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	(70,590,547)		(51,969,579)		25,785,248

Net Assets	$1,298,541,273		$1,654,415,626		$688,917,941

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	138,532,802		170,508,621		64,172,559

Net Asset Value	$9.37		$9.70		$10.74

(a)	An amount of U.S. $243,180 has been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2008 for the Short Duration Bond Portfolio.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	159

Statement of Assets & Liabilities

High Yield
Assets
Investments in securities, at value
Unaffiliated issuers (cost $556,121,001)	$491,661,798
Affiliated issuers (cost $26,563,716)	26,563,716
Cash(a)	42,000
Foreign currencies, at value (cost $228,869)	215,702
Interest and dividends receivable	11,234,352
Receivable for shares of beneficial interest sold	287,149
Unrealized appreciation of forward currency exchange contracts	146,816
Unrealized appreciation of swap contracts	11,473
Receivable for variation margin on futures contracts	6,563

Total assets	530,169,569

Liabilities
Payable for investment securities purchased	3,181,048
Premium received on swap	65,230
Payable for shares of beneficial interest redeemed	25,625
Unrealized depreciation of swap contracts	48
Accrued expenses	47,326

Total liabilities	3,319,277

Net Assets	$526,850,292

Composition of Net Assets
Paid-in capital	$602,068,091
Undistributed net investment income	2,652,446
Accumulated net realized loss on investment and foreign currency transactions	(13,544,208)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(64,326,037)

Net Assets	$526,850,292

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	59,395,682

Net Asset Value	$8.87

(a)	An amount of U.S. $42,000 has been segregated to collateralize margin requirements for open futures contracts outstanding at August 31, 2008 for the High Yield Portfolio.

See notes to financial statements.

160	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2008

	U.S. Value		U.S. Large Cap Growth		Global Real Estate Investment
Investment Income
Dividends:
Unaffiliated issuers (net of foreign taxes withheld of $487,835, $401,115 and $2,677,650, respectively)	$74,325,607		$22,641,350		$38,350,216
Affiliated issuers	2,740,885		729,569		785,340
Interest	– 0	–	– 0	–	23,434

Total income	77,066,492		23,370,919		39,158,990

Expenses
Custodian	334,369		349,843		639,793
Audit	48,322		47,943		86,427
Registration fees	36,144		14,778		18,594
Legal	25,557		26,448		28,965
Printing	8,056		13,431		4,025
Trustees’ fees	3,864		3,503		3,610
Miscellaneous	42,793		49,237		50,609

Total expenses	499,105		505,183		832,023

Net investment income	76,567,387		22,865,736		38,326,967

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(4,307,723)		(143,946,070)		(38,873,802)
Foreign currency transactions	– 0	–	668		258,376
Net change in unrealized appreciation/depreciation of:
Investments	(675,305,133)		(88,496,479)		(227,130,300)
Foreign currency denominated assets and liabilities	– 0	–	(52)		(53,963)

Net loss on investment and foreign currency transactions	(679,612,856)		(232,441,933)		(265,799,689)

Net Decrease in Net Assets from Operations	$(603,045,469)		$(209,576,197)		$(227,472,722)

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	161

Statement of Operations

	International Value		International Growth		Small-Mid Cap Value
Investment Income
Dividends:
Unaffiliated issuers (net of foreign taxes withheld of $5,442,190, $2,408,499 and $14,290, respectively)	$46,864,132		$38,497,306		$10,425,123
Affiliated issuers	821,887		969,675		1,130,162
Interest	83,021		12,436		– 0	–

Total income	47,769,040		39,479,417		11,555,285

Expenses
Custodian	803,050		718,158		167,282
Audit	60,064		57,644		47,568
Legal	26,580		31,120		28,556
Registration fees	24,655		13,735		8,966
Printing	4,875		4,976		2,408
Trustees’ fees	3,892		3,545		3,708
Miscellaneous	70,098		48,475		13,136

Total expenses	993,214		877,653		271,624

Net investment income	46,775,826		38,601,764		11,283,661

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	83,356,118		(6,181,476)		49,510,317
Futures contracts	(4,165,266)		– 0	–	– 0	–
Foreign currency transactions	198,754		1,512,912		– 0	–
Net change in unrealized appreciation/depreciation of:
Investments	(431,775,305)		(205,855,212)		(103,980,846)
Futures contracts	545,036		– 0	–	– 0	–
Foreign currency denominated assets and liabilities	(259,874)		(127,589)		– 0	–

Net loss on investment and foreign currency transactions	(352,100,537)		(210,651,365)		(54,470,529)

Contributions from Adviser (see Note B)	– 0	–	4,968		– 0	–

Net Decrease in Net Assets from Operations	$(305,324,711)		$(172,044,633)		$(43,186,868)

See notes to financial statements.

162	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	Small-Mid Cap Growth		Global Value		Global Research Growth
Investment Income
Dividends:
Unaffiliated issuers (net of foreign taxes withheld of $4,790, $16,148 and $4,536, respectively)	$2,567,063		$199,271		$97,164
Affiliated issuers	415,963		3,334		2,114
Interest	– 0	–	104		– 0	–

Total income	2,983,026		202,709		99,278

Expenses
Custodian	187,877		104,901		152,322
Audit	45,133		33,464		43,088
Legal	26,349		18,505		25,857
Registration fees	6,890		117		13
Trustees’ fees	2,906		4,023		3,097
Printing	944		629		523
Miscellaneous	13,851		10,278		7,727

Total expenses	283,950		171,917		232,627
Less: expenses waived and reimbursed by the Adviser (see Note B)	– 0	–	(162,193)		(222,623)

Net expenses	283,950		9,724		10,004

Net investment income	2,699,076		192,985		89,274

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(34,884,220)		151,591		50,370
Futures contracts	– 0	–	(11,403)		– 0	–
Foreign currency transactions	– 0	–	(5,342)		(5,404)
Net change in unrealized appreciation/depreciation of:
Investments	(7,359,794)		(1,804,316	)(a)	(1,119,506)
Futures contracts	– 0	–	(2,981)		– 0	–
Foreign currency denominated assets and liabilities	– 0	–	1,720		(576)

Net loss on investment and foreign currency transactions	(42,244,014)		(1,670,731)		(1,075,116)

Contributions from Adviser (see Note B)	391,487		– 0	–	– 0	–

Net Decrease in Net Assets from Operations	$(39,153,451)		$(1,477,746)		$(985,842)

(a)	Net of change in accrued foreign capital gains taxes of $159.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	163

Statement of Operations

	Short Duration Bond		Intermediate Duration Bond	Inflation Protected Securities
Investment Income
Interest	$58,452,808		$78,639,529	$45,744,957
Dividends:
Affiliated issuers	4,859,397		7,052,595	327,175

Total income	63,312,205		85,692,124	46,072,132

Expenses
Custodian	260,026		387,565	153,441
Audit	55,905		63,807	54,497
Legal	35,938		30,524	32,719
Registration fees	8,958		14,776	3,075
Printing	4,696		5,478	2,794
Trustees’ fees	1,584		2,938	2,954
Miscellaneous	24,355		31,444	8,273

Total expenses	391,462		536,532	257,753

Net investment income	62,920,743		85,155,592	45,814,379

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(9,269,129)		6,298,192	1,800,908
Futures contracts	(871,899)		6,638,230	– 0	–
Swap contracts	– 0	–	2,517,677	– 0	–
Foreign currency transactions	– 0	–	4,972,269	1,000
Net change in unrealized appreciation/depreciation of:
Investments	(58,371,196)		(54,969,531)	32,521,373
Futures contracts	(24,281)		421,399	– 0	–
Swap contracts	170,001		4,168,027	– 0	–
Foreign currency denominated assets and liabilities	– 0	–	3,739,453	(1,000)

Net gain (loss) on investment and foreign currency transactions	(68,366,504)		(26,214,284)	34,322,281

Net Increase (Decrease) in Net Assets from Operations	$(5,445,761)		$58,941,308	$80,136,660

See notes to financial statements.

164	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

High Yield
Investment Income
Interest	$42,447,425
Dividends:
Affiliated issuers	620,580
Unaffiliated issuers	143,789

Total income	43,211,794

Expenses
Custodian	182,013
Audit	58,671
Legal	22,893
Registration fees	4,678
Trustees’ fees	2,937
Printing	2,337
Miscellaneous	7,481

Total expenses	281,010

Net investment income	42,930,784

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions	(11,675,771)
Swap contracts	(1,667)
Foreign currency transactions	(305,212)
Net change in unrealized appreciation/depreciation of:
Investments	(46,528,468)
Futures contracts	(9,437)
Swap contracts	11,425
Foreign currency denominated assets and liabilities	133,663

Net loss on investment and foreign currency transactions	(58,375,467)

Net Decrease in Net Assets from Operations	$(15,444,683)

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	165

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	U.S. Value
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$76,567,387	$56,257,139
Net realized gain (loss) on investment transactions	(4,307,723)	89,370,979
Net change in unrealized appreciation/depreciation of investments	(675,305,133)	108,860,797

Net increase (decrease) in net assets from operations	(603,045,469)	254,488,915
Dividends and Distributions to Shareholders from
Net investment income	(75,000,606)	(52,995,329)
Net realized gain on investment transactions	(95,463,929)	(32,933,429)
Transactions in Shares of Beneficial Interest
Net increase	721,113,240	582,747,277

Total increase (decrease)	(52,396,764)	751,307,434
Net Assets
Beginning of period	2,573,339,587	1,822,032,153

End of period (including undistributed net investment income of $14,364,848 and $13,055,816, respectively)	$2,520,942,823	$2,573,339,587

See notes to financial statements.

166	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	U.S. Large Cap Growth
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$22,865,736	$17,976,460
Net realized gain (loss) on investment and foreign currency transactions	(143,945,402)	44,348,882
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(88,496,531)	239,926,025

Net increase (decrease) in net assets from operations	(209,576,197)	302,251,367
Dividends and Distributions to Shareholders from
Net investment income	(22,161,201)	(17,065,991)
Net realized gain on investment transactions	(72,912,341)	(34,002,042)
Transactions in Shares of Beneficial Interest
Net increase	228,764,735	581,496,735

Total increase (decrease)	(75,885,004)	832,680,069
Net Assets
Beginning of period	2,608,154,283	1,775,474,214

End of period (including undistributed net investment income of $4,107,270 and $3,530,900, respectively)	$2,532,269,279	$2,608,154,283

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	167

Statement of Changes in Net Assets

	Global Real Estate Investment
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$38,326,967	$19,966,828
Net realized gain (loss) on investment and foreign currency transactions	(38,615,426)	115,315,357
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(227,184,263)	(21,758,561)

Net increase (decrease) in net assets from operations	(227,472,722)	113,523,624
Dividends and Distributions to Shareholders from
Net investment income	(124,566,410)	(37,759,595)
Net realized gain on investment transactions	(93,818,420)	(34,464,347)
Transactions in Shares of Beneficial Interest
Net increase	374,344,104	329,899,776

Total increase (decrease)	(71,513,448)	371,199,458
Net Assets
Beginning of period	1,203,894,520	832,695,062

End of period (including undistributed/(distributions in excess of) net investment income of ($62,954,236) and $12,908,351, respectively)	$1,132,381,072	$1,203,894,520

See notes to financial statements.

168	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	International Value
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$46,775,826	$34,699,961
Net realized gain on investment and foreign currency transactions	79,389,606	117,651,909
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(431,490,143)	66,297,059

Net increase (decrease) in net assets from operations	(305,324,711)	218,648,929
Dividends and Distributions to Shareholders from
Net investment income	(45,424,313)	(43,737,315)
Net realized gain on investment transactions	(125,292,275)	(83,298,657)
Transactions in Shares of Beneficial Interest
Net increase	388,533,855	227,000,390

Total increase (decrease)	(87,507,444)	318,613,347
Net Assets
Beginning of period	1,315,984,191	997,370,844

End of period (including undistributed/(distributions in excess of) net investment income of $118,050 and ($1,432,217), respectively)	$1,228,476,747	$1,315,984,191

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	169

Statement of Changes in Net Assets

	International Growth
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$38,601,764	$27,970,442
Net realized gain (loss) on investment and foreign currency transactions	(4,668,564)	71,373,202
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(205,982,801)	81,607,344
Contributions from Adviser (see Note B)	4,968	208,060

Net increase (decrease) in net assets from operations	(172,044,633)	181,159,048
Dividends and Distributions to Shareholders from
Net investment income	(37,782,420)	(23,066,755)
Net realized gain on investment transactions	(77,899,830)	(37,513,182)
Transactions in Shares of Beneficial Interest
Net increase	204,779,064	321,916,933

Total increase (decrease)	(82,947,819)	442,496,044
Net Assets
Beginning of period	1,328,926,972	886,430,928

End of period (including undistributed net investment income of $7,948,756 and $5,994,550, respectively)	$1,245,979,153	$1,328,926,972

See notes to financial statements.

170	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Small-Mid Cap Value
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,283,661	$10,914,226
Net realized gain on investment transactions	49,510,317	36,891,517
Net change in unrealized appreciation/depreciation of investments	(103,980,846)	39,122,957

Net increase (decrease) in net assets from operations	(43,186,868)	86,928,700
Dividends and Distributions to Shareholders from
Net investment income	(10,427,611)	(10,199,314)
Net realized gain on investment transactions	(35,875,349)	(4,218,310)
Transactions in Shares of Beneficial Interest
Net increase	126,876,186	131,640,240

Total increase	37,386,358	204,151,316
Net Assets
Beginning of period	648,401,335	444,250,019

End of period (including undistributed net investment income of $2,733,067 and $1,982,532, respectively)	$685,787,693	$648,401,335

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	171

Statement of Changes in Net Assets

	Small-Mid Cap Growth
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,699,076	$2,563,151
Net realized gain (loss) on investment transactions	(34,884,220)	64,759,157
Net change in unrealized appreciation/depreciation of investments	(7,359,794)	65,512,117
Contributions from Adviser (see Note B)	391,487	10,649

Net increase (decrease) in net assets from operations	(39,153,451)	132,845,074
Dividends and Distributions to Shareholders from
Net investment income	(3,236,677)	(1,795,974)
Net realized gain on investment transactions	(64,736,710)	(8,679,868)
Transactions in Shares of Beneficial Interest
Net increase	124,646,361	116,970,642

Total increase	17,519,523	239,339,874
Net Assets
Beginning of period	668,771,291	429,431,417

End of period (including undistributed net investment income of $337,410 and $1,075,100, respectively)	$686,290,814	$668,771,291

See notes to financial statements.

172	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Global Value
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$192,985	$153,368
Net realized gain on investment and foreign currency transactions	134,846	306,718
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,805,577)	638,614

Net increase (decrease) in net assets from operations	(1,477,746)	1,098,700
Dividends and Distributions to Shareholders from
Net investment income	(195,754)	(163,304)
Net realized gain on investment transactions	(383,098)	(11,299)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	568,564	(921)

Total increase (decrease)	(1,488,034)	923,176
Net Assets
Beginning of period	7,027,567	6,104,391

End of period (including undistributed net investment income of $21,417 and $29,529, respectively)	$5,539,533	$7,027,567

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	173

Statement of Changes in Net Assets

Global Research Growth
Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$89,274	$110,914
Net realized gain on investment and foreign currency transactions	44,966	241,958
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,120,082)	573,845
Contributions from Adviser (see Note B)	– 0	–	1,407

Net increase (decrease) in net assets from operations	(985,842)	928,124
Dividends and Distributions to Shareholders from
Net investment income	(104,633)	(107,736)
Net realized gain on investment transactions	(270,004)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(156,458)	191,692

Total increase (decrease)	(1,516,937)	1,012,080
Net Assets
Beginning of period	7,056,114	6,044,034

End of period (including undistributed net investment income of $4,507 and $27,683, respectively)	$5,539,177	$7,056,114

See notes to financial statements.

174	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Short Duration Bond
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$62,920,743	$59,040,368
Net realized gain (loss) on investment transactions	(10,141,028)	1,803,720
Net change in unrealized appreciation/depreciation of investments	(58,225,476)	(11,400,855)

Net increase (decrease) in net assets from operations	(5,445,761)	49,443,233
Dividends to Shareholders from
Net investment income	(63,330,431)	(56,566,899)
Transactions in Shares of Beneficial Interest
Net increase	95,241,436	319,088,440

Total increase	26,465,244	311,964,774
Net Assets
Beginning of period	1,272,076,029	960,111,255

End of period (including undistributed net investment income of $4,087,587 and $4,217,239, respectively)	$1,298,541,273	$1,272,076,029

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	175

Statement of Changes in Net Assets

	Intermediate Duration Bond
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$85,155,592	$66,911,146
Net realized gain on investment and foreign currency transactions	20,426,368	4,308,346
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(46,640,652)	(6,328,476)

Net increase in net assets from operations	58,941,308	64,891,016
Dividends to Shareholders from
Net investment income	(87,811,371)	(63,965,369)
Transactions in Shares of Beneficial Interest
Net increase	83,633,963	522,445,198

Total increase	54,763,900	523,370,845
Net Assets
Beginning of period	1,599,651,726	1,076,280,881

End of period (including undistributed net investment income of $10,854,131 and $6,516,494, respectively)	$1,654,415,626	$1,599,651,726

See notes to financial statements.

176	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Inflation Protected Securities
	Year Ended August 31, 2008		Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$45,814,379		$26,889,924
Net realized gain (loss) on investment and foreign currency transactions	1,801,908		(1,253,928)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	32,520,373		785,322
Contributions from Adviser (see Note B)	– 0	–	36,099

Net increase in net assets from operations	80,136,660		26,457,417
Dividends to Shareholders from
Net investment income	(29,900,723)		(17,135,756)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(4,867,081)		187,017,626

Total increase	45,368,856		196,339,287
Net Assets
Beginning of period	643,549,085		447,209,798

End of period (including undistributed net investment income of $38,621,251 and $22,596,938, respectively)	$688,917,941		$643,549,085

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	177

Statement of Changes in Net Assets

	High Yield
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$42,930,784	$30,554,985
Net realized gain (loss) on investment and foreign currency transactions	(11,982,650)	2,557,322
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(46,392,817)	(13,322,061)

Net increase (decrease) in net assets from operations	(15,444,683)	19,790,246
Dividends to Shareholders from
Net investment income	(42,186,325)	(28,646,986)
Transactions in Shares of Beneficial Interest
Net increase	88,647,955	178,758,796

Total increase	31,016,947	169,902,056
Net Assets
Beginning of period	495,833,345	325,931,289

End of period (including undistributed net investment income of $2,652,446 and $2,213,035, respectively)	$526,850,292	$495,833,345

See notes to financial statements.

178	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2008

NOTE A

Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of thirteen separate series: AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Global Value Portfolio, AllianceBernstein Global Research Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio (collectively, the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	179

Notes to Financial Statements

using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61 st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,

180	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is each Portfolios’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”), management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

5. Expenses

Expenses of the Trust are charged to each Portfolio in proportion to each Portfolio’s respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	181

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

For the Global Value Portfolio and the Global Research Growth Portfolio, the Adviser has agreed to bear certain expenses so that total expenses do not exceed .15% of the average daily net assets on an annual basis for each Portfolio. This agreement automatically extends each year unless the Adviser provides written notice 60 days prior to the Portfolios’ fiscal year end. For the year ended August 31, 2008, such reimbursements amounted to $162,193 and $222,623 for the Global Value Portfolio and the Global Research Growth Portfolio, respectively.

During the year ended August 31, 2008, the Adviser reimbursed the International Growth Portfolio and Small-Mid Cap Growth Portfolio in the amounts of $4,968 and $391,487, respectively, for trading losses incurred due to a trade entry error. During the year ended August 31, 2007, the Adviser reimbursed the International Growth Portfolio, Small-Mid Cap Growth Portfolio, Global Research Growth Portfolio, and Inflation Protected Securities Portfolio in the amounts of $208,060, $10,649, $1,407, and $36,099, respectively, for trading losses incurred due to a trade entry error.

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

AllianceBernstein Investor Services, Inc. (“ABIS”), an indirect wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent.

182	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. AllianceBernstein Fixed-Income Shares, Inc.—Prime STIF Portfolio, also an open-end management investment company managed by the Adviser and which had been offered as a cash management option, ceased operations on February 29, 2008. A summary of the Portfolios transactions in shares of the Government STIF Portfolio and Prime STIF Portfolio for the year ended August 31, 2008 is as follows:

Government STIF	Market Value August 31, 2007 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value August 31, 2008 (000)
U.S. Value	$102,743		$811,139	$802,036	$2,741	$111,846
U.S. Large Cap Growth	43,621		717,480	758,795	730	2,306
Global Real Estate Investment	26,005		354,138	364,091	785	16,052
International Value	31,205		430,481	446,280	822	15,406
International Growth	32,217		573,611	577,994	970	27,834
Small-Mid Cap Value	15,916		215,169	205,369	1,130	25,716
Small-Mid Cap Growth	11,301		283,471	287,971	416	6,801
Global Value	64		2,033	2,060	3	37
Global Research Growth	58		1,983	2,029	2	12
Short Duration Bond	– 0	–	486,681	460,234	12	26,447
Intermediate Duration Bond	– 0	–	616,536	465,923	132	150,613
Inflation Protected Securities	– 0	–	41,549	39,264	1	2,285
High Yield	– 0	–	99,591	73,027	19	26,564

Prime STIF	Market Value August 31, 2007 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value August 31, 2008 (000)
Short Duration Bond	$133,091	$441,717	$574,808	$4,847	$	– 0 –
Intermediate Duration Bond	114,984	900,402	1,015,386	6,921		– 0 –
Inflation Protected Securities	8,151	34,815	42,966	326		– 0 –
High Yield	7,515	72,026	79,541	602		– 0 –

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	183

Notes to Financial Statements

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the year ended August 31, 2008 were as follows:

Portfolio	Total Commissions		Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
U.S. Value	$867,673		$	– 0	–	$	– 0	–
U.S. Large Cap Growth	2,442,083			– 0	–		– 0	–
Global Real Estate Investment	1,109,607			– 0	–		– 0	–
International Value	982,401			– 0	–		33,382
International Growth	2,334,967			– 0	–		– 0	–
Small-Mid Cap Value	514,944			– 0	–		– 0	–
Small-Mid Cap Growth	1,097,644			– 0	–		– 0	–
Global Value	3,403			– 0	–		– 0	–
Global Research Growth	8,880			– 0	–		– 0	–
Short Duration Bond	– 0	–		– 0	–		– 0	–
Intermediate Duration Bond	– 0	–		– 0	–		– 0	–
Inflation Protected Securities	– 0	–		– 0	–		– 0	–
High Yield	– 0	–		– 0	–		– 0	–

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the year ended August 31, 2008, were as follows:

Portfolio	Purchases		Sales
U.S. Value	$1,184,573,631		$507,357,823
U.S. Large Cap Growth	2,660,263,344		2,465,754,517
Global Real Estate Investment	762,212,018		553,030,778
International Value	701,433,321		410,531,500
International Growth	1,303,907,158		1,152,135,357
Small-Mid Cap Value	325,439,060		243,497,651
Small-Mid Cap Growth	667,940,985		595,394,538
Global Value	2,596,559		2,355,358
Global Research Growth	5,499,066		5,894,329
Short Duration Bond	403,949,286		320,266,653
Intermediate Duration Bond	701,481,015		416,970,040
Inflation Protected Securities	– 0	–	– 0	–
High Yield	199,402,559		123,218,178

184	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Purchases and sales of U.S. government securities for the year ended August 31, 2008, were as follows:

Portfolio	Purchases			Sales
U.S. Value	$	– 0	–	$	– 0	–
U.S. Large Cap Growth		– 0	–		– 0	–
Global Real Estate Investment		– 0	–		– 0	–
International Value		– 0	–		– 0	–
International Growth		– 0	–		– 0	–
Small-Mid Cap Value		– 0	–		– 0	–
Small-Mid Cap Growth		– 0	–		– 0	–
Global Value		– 0	–		– 0	–
Global Research Growth		– 0	–		– 0	–
Short Duration Bond		1,193,151,506			1,071,510,744
Intermediate Duration Bond		1,102,199,280			1,261,068,289
Inflation Protected Securities		64,210,493			72,626,781
High Yield		– 0	–		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
U.S. Value	$2,957,999,898	$170,118,254	$(566,737,730)	$(396,619,476)
U.S. Large Cap Growth	2,342,264,576	295,104,829	(112,685,084)	182,419,745
Global Real Estate Investment	1,243,712,551	39,893,859	(161,423,201)	(121,529,342)
International Value	1,406,553,268	65,486,642	(249,390,597)	(183,903,955)
International Growth	1,271,133,028	68,897,709	(95,474,733)	(26,577,024)
Small-Mid Cap Value	733,259,495	56,845,652	(104,849,253)	(48,003,601)
Small-Mid Cap Growth	610,171,037	100,129,004	(25,562,017)	74,566,987
Global Value	6,402,667	305,421	(1,344,141)	(1,038,720)
Global Research Growth	5,809,186	364,741	(902,587)	(537,846)
Short Duration Bond	1,357,222,653	3,747,311	(74,515,989)	(70,768,678)
Intermediate Duration Bond	1,693,854,560	6,838,740	(63,691,513)	(56,852,773)
Inflation Protected Securities	662,605,938	25,346,136	(1,038,705)	24,307,431
High-Yield	582,866,892	1,641,504	(66,282,882)	(64,641,378)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	185

Notes to Financial Statements

1. Financial Futures Contracts

Certain Portfolios may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolios’ custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolios’ commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

186	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolios’ simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended August 31, 2008, the Short Duration Bond Portfolio and Intermediate Duration Bond Portfolio earned drop income of $44,106 and $1,185, respectively, which is included in interest income in the accompanying statement of operations.

4. Swap Agreements

Certain Portfolios may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	187

Notes to Financial Statements

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

At August 31, 2008, the High Yield Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $1,000,000, with net unrealized depreciation of $48, and a term of 5 years, as reflected in the portfolio of investments.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.

5. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

188	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

Portfolio
U.S. Value
Shares sold	56,215,741	53,292,654	$617,688,418	$666,051,617

Shares issued in reinvestment of dividends and distributions	15,226,097	7,096,615	170,464,535	85,928,758

Shares redeemed	(6,408,890)	(13,253,642)	(67,039,713)	(169,233,098)

Net increase	65,032,948	47,135,627	$721,113,240	$582,747,277

U.S. Large Cap Growth
Shares sold	28,084,604	52,869,919	$330,819,032	$630,201,049

Shares issued in reinvestment of dividends and distributions	7,385,291	4,337,854	95,073,543	51,068,033

Shares redeemed	(16,207,474)	(8,101,694)	(197,127,840)	(99,772,347)

Net increase	19,262,421	49,106,079	$228,764,735	$581,496,735

Global Real Estate Investment
Shares sold	17,695,029	22,315,063	$202,771,321	$320,944,418

Shares issued in reinvestment of dividends and distributions	18,186,253	5,269,908	218,384,830	72,223,942

Shares redeemed	(3,985,142)	(4,358,108)	(46,812,047)	(63,268,584)

Net increase	31,896,140	23,226,863	$374,344,104	$329,899,776

International Value
Shares sold	19,553,544	20,435,434	$246,877,324	$300,277,389

Shares issued in reinvestment of dividends and distributions	12,644,422	9,077,580	170,716,588	127,035,972

Shares redeemed	(2,209,370)	(13,129,915)	(29,060,057)	(200,312,971)

Net increase	29,988,596	16,383,099	$388,533,855	$227,000,390

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	189

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

Portfolio
International Growth
Shares sold	12,693,283	22,025,812	$164,022,798	$293,045,111

Shares issued in reinvestment of dividends and distributions	8,144,870	4,649,330	115,682,250	60,579,937

Shares redeemed	(5,313,738)	(2,307,372)	(74,925,984)	(31,708,115)

Net increase	15,524,415	24,367,770	$204,779,064	$321,916,933

Small-Mid Cap Value
Shares sold	8,613,198	12,272,393	$102,492,688	$154,827,469

Shares issued in reinvestment of dividends and distributions	3,907,105	1,186,117	46,302,960	14,417,624

Shares redeemed	(1,950,115)	(2,832,032)	(21,919,462)	(37,604,853)

Net increase	10,570,188	10,626,478	$126,876,186	$131,640,240

Small-Mid Cap Growth
Shares sold	6,607,425	9,831,981	$85,796,430	$130,749,307

Shares issued in reinvestment of dividends and distributions	4,822,475	802,239	67,973,386	10,475,842

Shares redeemed	(2,265,290)	(1,684,770)	(29,123,455)	(24,254,507)

Net increase	9,164,610	8,949,450	$124,646,361	$116,970,642

Global Value
Shares sold	1,294	7,565	$13,091	$86,590

Shares issued in reinvestment of dividends and distributions	53,544	15,612	578,852	174,603

Shares redeemed	(2,402)	(23,391)	(23,379)	(262,114)

Net increase (decrease)	52,436	(214)	$568,564	$(921)

Global Research Growth
Shares sold	1,221	11,768	$12,612	$130,880

Shares issued in reinvestment of dividends and distributions	32,205	9,862	374,636	107,736

Shares redeemed	(48,885)	(4,220)	(543,706)	(46,924)

Net increase (decrease)	(15,459)	17,410	$(156,458)	$191,692

190	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

Portfolio
Short Duration Bond
Shares sold	12,342,028	33,408,002	$119,913,313	$331,667,284

Shares issued in reinvestment of dividends	6,551,609	5,710,453	63,330,430	56,566,899

Shares redeemed	(9,199,721)	(6,984,150)	(88,002,307)	(69,145,743)

Net increase	9,693,916	32,134,305	$95,241,436	$319,088,440

Intermediate Duration Bond
Shares sold	21,555,723	56,181,871	$213,192,007	$554,345,101

Shares issued in reinvestment of dividends	8,927,353	6,491,691	87,811,371	63,965,369

Shares redeemed	(22,067,429)	(9,765,967)	(217,369,415)	(95,865,272)

Net increase	8,415,647	52,907,595	$83,633,963	$522,445,198

Inflation Protected Securities
Shares sold	5,314,917	23,092,999	$55,313,231	$224,665,176

Shares issued in reinvestment of dividends	2,987,085	1,771,826	29,900,723	17,135,756

Shares redeemed	(8,530,197)	(5,602,787)	(90,081,035)	(54,783,306)

Net increase (decrease)	(228,195)	19,262,038	$(4,867,081)	$187,017,626

High Yield
Shares sold	6,720,185	20,486,123	$64,306,864	$209,018,235

Shares issued in reinvestment of dividends	4,463,980	2,807,323	42,186,325	28,646,986

Shares redeemed	(1,912,436)	(5,799,225)	(17,845,234)	(58,906,425)

Net increase	9,271,729	17,494,221	$88,647,955	$178,758,796

Commencement of Offering

The Portfolios commenced offering on May 20, 2005 (with the exception of the Global Value Portfolio and the Global Research Growth Portfolio each of which commenced operations on June 1, 2006), through the investments of cash and securities received in a tax free in-kind contributions from AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy and AllianceBernstein Blended Style Series—U.S. Large Cap Portfolio (“U.S. Large Cap Fund”). Prior to commencement of operations on May 20, 2005, the Trust had no operations other than the sale to the Adviser on April 15, 2005 of 10,000 shares for $10 each of the AllianceBernstein Small-Mid Cap Growth Portfolio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	191

Notes to Financial Statements

NOTE E

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Concentration of Risk — Although the Global Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolios investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency

192	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk — In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2008 and August 31, 2007 were as follows:

U.S. Value	2008	2007
Distributions paid from:
Ordinary income	$98,553,381	$62,740,936
Long-term capital gains	71,911,154	23,187,822

Total distributions paid	$170,464,535	$85,928,758

U.S. Large Cap Growth	2008	2007
Distributions paid from:
Ordinary income	$22,290,034	$17,064,811
Long-term capital gains	72,783,508	34,003,222

Total distributions paid	$95,073,542	$51,068,033

Global Real Estate Investment	2008	2007
Distributions paid from:
Ordinary income	$135,605,856	$39,472,928
Long-term capital gains	82,778,974	32,751,014

Total distributions paid	$218,384,830	$72,223,942

International Value	2008	2007
Distributions paid from:
Ordinary income	$54,038,034	$89,354,218
Long-term capital gains	116,678,554	37,681,754

Total distributions paid	$170,716,588	$127,035,972

International Growth	2008	2007
Distributions paid from:
Ordinary income	$38,160,575	$31,198,447
Long-term capital gains	77,521,675	29,381,490

Total distributions paid	$115,682,250	$60,579,937

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	193

Notes to Financial Statements

Small-Mid Cap Value	2008		2007
Distributions paid from:
Ordinary income	$23,957,109		$10,199,314
Long-term capital gains	22,345,851		4,218,310

Total distributions paid	$46,302,960		$14,417,624

Small-Mid Cap Growth	2008		2007
Distributions paid from:
Ordinary income	$5,216,643		$8,517,111
Long-term capital gains	62,756,744		1,958,731

Total distributions paid	$67,973,387		$10,475,842

Global Value	2008		2007
Distributions paid from:
Ordinary income	$385,064		$174,603
Long-term capital gains	193,788		– 0	–

Total distributions paid	$578,852		$174,603

Global Research Growth	2008		2007
Distributions paid from:
Ordinary income	$141,262		$107,736
Long-term capital gains	233,375		– 0	–

Total distributions paid	$374,637		$107,736

Short Duration Bond	2008		2007
Distributions paid from:
Ordinary income	$63,330,431		$56,566,899
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$63,330,431		$56,566,899

Intermediate Duration Bond	2008		2007
Distributions paid from:
Ordinary income	$85,510,435		$63,965,369
Long-term capital gains	2,300,936		– 0	–

Total distributions paid	$87,811,371		$63,965,369

Inflation Protected Securities	2008		2007
Distributions paid from:
Ordinary income	$29,900,723		$17,135,755
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$29,900,723		$17,135,755

High Yield	2008		2007
Distributions paid from:
Ordinary income	$42,186,325		$28,646,986
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$42,186,325		$28,646,986

194	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

As of August 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income		Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(c)		Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)(b)
U.S. Value	$14,516,203		$	– 0	–	$(15,914,612)		$(396,619,474)	$(398,017,883)
U.S. Large Cap Growth	3,293,279			– 0	–	$(141,462,104)		182,419,745	$44,250,920
Global Real Estate Investment	7,783,946			– 0	–	$(113,393,090)		(121,648,494)	$(227,257,638)
International Value	118,049			47,252,778		– 0	–	(183,869,514)	(136,498,687)
International Growth	7,948,754			154,989		$(15,872,568)		(26,698,591)	(34,467,416)
Small-Mid Cap Value	9,434,461			39,139,219		– 0	–	(48,003,603)	570,077
Small-Mid Cap Growth	337,410			– 0	–	$(32,206,072)		74,566,987	42,698,325
Global Value	21,416			33,980		– 0	–	(1,042,903)	(987,507)
Global Research Growth	– 0	–		– 0	–	$(7,027)		(538,553)	(545,580)
Short Duration Bond	4,118,106			– 0	–	$(15,571,360)		(70,598,679)	(82,051,933)
Intermediate Duration Bond	12,008,752			– 0	–	– 0	–	(53,768,171)	(41,759,419)
Inflation Protected Securities	38,678,568			27,460		– 0	–	24,307,429	63,013,457
High-Yield	2,856,590			– 0	–	$(13,418,174)		(64,656,215)	(75,217,799)

(a)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, mark to market on passive foreign investment companies, mark to market on forward contracts, futures contracts, swaps, and swap income (loss) accruals.

(b)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to deferral of post October capital or currency losses.

(c)

On August 31, 2008, the Short Duration Bond, High-Yield, Small-Mid Cap Growth Portfolios had a net capital loss carryforward of $5,848,327, $2,714,265, $1,225,905 respectively, of which $529,195 expires in the year 2014, $3,562,331 expires in the year 2015, and $1,756,801 expires in the year 2016 for the Short Duration Portfolio, $1,561,339 expires in the year 2015 and $1,152,926 expires in the year 2016 for the High-Yield Portfolio, and $1,225,905 expire in the 2016 for Small-Mid Cap Growth. Inflation Protected Securities and Intermediate Duration Portfolios utilized $757,919 and $10,909,502 of capital loss carryfoward in the current fiscal year. To the extent future gains are offset by capital loss carryforward, such gains will not be distributed. Net capital loss, currency and passive foreign investment company (“PFIC”) losses incurred after October 31, and within the taxable year are deemed arise on the first business day of Portfolio’s next taxable year. U.S. Value, U.S. Large Cap Growth, International Growth, Global REIT, Global Research Growth, High Yield, Small Mid Cap Growth, Short Duration elect to defer $15,914,612, $141,462,104, $15,872,568, $60,085,881 $6,084, $10,703,909, $30,980,167, $9,723,033 of capital losses that are deemed to arise in the next

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	195

Notes to Financial Statements

taxable year. Global Research Growth also defers $943 of Currency losses. Global REIT also deferred $53,307,209 of PFIC losses that are deemed to arise in the next taxable year.

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, due to foreign currency gain (loss), reclassification of distributions, foreign capital gains tax, paydowns, advisor contributions, real estate investment trusts adjustments, the tax treatment of swaps, premium amortization adjustment on bonds sold, and passive foreign investment companies are reflected as an adjustment to the components of capital as of August 31, 2008 as shown below:

Portfolio	Increase (Decrease) To Additional Paid in Capital			Increase (Decrease) Undistributed Net Investment Income (Loss)	Increase (Decrease) To Accumulated Net Realized Gain (Loss) On Investments, Futures and Foreign Currencies
U.S. Value	$	– 0	–	$(257,749)	$(257,749)
U.S. Large Cap Growth		– 0	–	(128,165)	(128,165)
Global Real Estate Investment		366,127		(10,376,855)	10,742,982
International Value		– 0	–	(198,754)	(198,754)
International Growth		(213,133)		1,134,862	921,729
Small-Mid Cap Value		– 0	–	(105,515)	105,515
Small-Mid Cap Growth		(402,136)		(200,089)	602,225
Short Duration Bond		– 0	–	280,036	280,036
Intermediate Duration Bond		– 0	–	6,993,416	(6,993,416)
Inflation Protected Securities		(36,099)		110,657	(74,558)
High Yield		– 0	–	(305,048)	(305,048)
Global Value		– 0	–	(5,343)	5,343
Global Research Growth		(1,407)		(7,817)	(9,224)

NOTE G

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of

196	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE H

Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of August 31, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	197

Notes to Financial Statements

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolios’ financial statements.

NOTE I

Subsequent Events

Recent market events have increased the volatility of the prices of certain securities held by the Trust. For example, subsequent to the fiscal year end of the Trust, the U.S. Government placed Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) into conservatorship; Lehman Brothers Holding Inc. (Lehman) filed for Chapter 11 bankruptcy; and Bank of America Corporation agreed to acquire Merrill Lynch & Co., Inc. In addition, the Federal Reserve Board with the full support of The U.S. Department of Treasury, authorized the Federal Reserve Bank of New York to lend up to $123 billion to American International Group, Inc. The values of the positions held by the Trust in securities of these issuers may have been adversely impacted since the date of these financial statements. To the extent that the Trust continues to own these securities, the price of these securities may be subject to continued volatility.

On October 3, 2008, the Adviser, the sole shareholder of AllianceBernstein Blended Style Series, Inc.—Global Blend Portfolio (“Global Blend Portfolio”), redeemed 1,140,000 shares of Global Blend Portfolio, amounting to approximately $9,039,654 or approximately 95% of Global Blend Portfolio’s assets. Global Blend Portfolio is the sole shareholder of both Global Value Portfolio and Global Research Growth Portfolio, invests all of its assets in these two Portfolios, at a targeted 50% weighting between the two Portfolios. To provide liquidity for the Adviser’s Global Blend Portfolio redemptions, 95% of the shares outstanding of each of the Global Value and Global Research Growth Portfolios were redeemed on October 3, 2008. The Adviser has stated its intention to shortly redeem the remainder of its Global Blend Portfolio holdings.

198	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	U.S. Value
	Year Ended August 31,			May 20, 2005(a) to August 31, 2005
	2008	2007	2006

Net asset value, beginning of period	$ 12.44	$ 11.41	$ 10.32	$ 10.00

Income From Investment Operations
Net investment income(b)	.31	.31	.27	.08
Net realized and unrealized gain (loss) on investment transactions	(2.75)	1.22	1.11	.28

Net increase (decrease) in net asset value from operations	(2.44)	1.53	1.38	.36

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.30)	(.21)	(.04)
Distributions from net realized gain on investment transactions	(.42)	(.20)	(.08)	– 0	–

Total dividends and distributions	(.73)	(.50)	(.29)	(.04)

Net asset value, end of period	$ 9.27	$ 12.44	$ 11.41	$ 10.32

Total Return
Total investment return based on net asset value(c)	(20.55)%	13.55%	13.60%	3.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,520,943	$2,573,340	$1,822,032	$1,355,032
Ratio to average net assets of:
Expenses	.02%	.02%	.04%	.07	%(d)
Net investment income	2.93%	2.49%	2.48%	2.84	%(d)
Portfolio turnover rate	20%	22%	14%	21%

See footnote summary on page 211.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	199

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	U.S. Large Cap Growth
	Year Ended August 31,			May 20, 2005(a) to August 31, 2005
	2008	2007	2006

Net asset value, beginning of period	$ 12.47	$ 11.09	$ 10.73	$ 10.00

Income From Investment Operations
Net investment income(b)	.10	.10	.07	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.04)	1.57	.38	.72

Net increase (decrease) in net asset value from operations	(.94)	1.67	.45	.74

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.09)	(.06)	(.01)
Distributions from net realized gain on investment transactions	(.35)	(.20)	(.03)	– 0	–

Total dividends and distributions	(.45)	(.29)	(.09)	(.01)

Net asset value, end of period	$ 11.08	$ 12.47	$ 11.09	$ 10.73

Total Return
Total investment return based on net asset value(c)	(8.06)%	15.23%	4.10%	7.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,532,269	$2,608,154	$1,775,474	$1,397,037
Ratio to average net assets of:
Expenses	.02%	.02%	.04%	.05	%(d)
Net investment income	.86%	.80%	.64%	.62	%(d)
Portfolio turnover rate	93%	92%	64%	13%

See footnote summary on page 211.

200	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Global Real Estate Investment
	Year Ended August 31,			May 20, 2005(a) to August 31, 2005
	2008	2007	2006

Net asset value, beginning of period	$ 13.90	$ 13.14	$ 10.74	$ 10.00

Income From Investment Operations
Net investment income(b)	.36	.27	.36	.09	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.32)	1.59	2.47	.69

Net increase (decrease) in net asset value from operations	(1.96)	1.86	2.83	.78

Less: Dividends and Distributions
Dividends from net investment income	(1.33)	(.58)	(.37)	(.04)
Distributions from net realized gain on investment transactions	(1.05)	(.52)	(.06)	– 0	–

Total dividends and distributions	(2.38)	(1.10)	(.43)	(.04)

Net asset value, end of period	$ 9.56	$ 13.90	$ 13.14	$ 10.74

Total Return
Total investment return based on net asset value(c)	(17.38)%	14.33%	27.18%	7.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,132,381	$1,203,895	$832,695	$508,737
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.07%	.06%	.09%	.15	%(d)
Expenses, before waivers/reimbursements	.07%	.06%	.09%	.16	%(d)
Net investment income	3.11%	1.90%	3.07%	3.14	%(d)(e)
Portfolio turnover rate	46%	49%	46%	7%

See footnote summary on page 211.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	201

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	International Value
	Year Ended August 31,			May 20, 2005(a) to August 31, 2005
	2008	2007	2006

Net asset value, beginning of period	$ 14.88	$ 13.84	$ 10.89	$ 10.00

Income From Investment Operations
Net investment income(b)	.45	.42	.38	.10	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.18)	2.29	3.04	.87

Net increase (decrease) in net asset value from operations	(2.73)	2.71	3.42	.97

Less: Dividends and Distributions
Dividends from net investment income	(.43)	(.55)	(.26)	(.08)
Distributions from net realized gain on investment transactions	(1.35)	(1.12)	(.21)	– 0	–

Total dividends and distributions	(1.78)	(1.67)	(.47)	(.08)

Net asset value, end of period	$ 10.37	$ 14.88	$ 13.84	$ 10.89

Total Return
Total investment return based on net asset value(c)	(20.92)%	20.64%	32.16%	9.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,228,477	$1,315,984	$997,371	$788,432
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.07%	.08%	.10%	.15	%(d)
Expenses, before waivers/reimbursements	.07%	.08%	.10%	.94	%(d)
Net investment income	3.49%	2.89%	3.09%	3.56	%(d)(e)
Portfolio turnover rate	31%	31%	27%	23%

See footnote summary on page 211.

202	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Growth
Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2008	2007	2006

Net asset value, beginning of period	$ 13.98	$ 12.54	$ 10.57	$ 10.00

Income From Investment Operations
Net investment income(b)	.38	.34	.23	.05	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.89)	1.86	1.95	.54
Contributions from Adviser	.00	(f)	.00	(f)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.51)	2.20	2.18	.59

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.27)	(.19)	(.02)
Distributions from net realized gain on investment transactions	(.82)	(.49)	(.02)	– 0	–

Total dividends and distributions	(1.20)	(.76)	(.21)	(.02)

Net asset value, end of period	$ 11.27	$ 13.98	$ 12.54	$ 10.57

Total Return
Total investment return based on net asset value(c)	(12.46)%	18.08%	20.88%	5.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,245,979	$1,328,927	$886,431	$517,594
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.06%	.07%	.11%	.15	%(d)
Expenses, before waivers/reimbursements	.06%	.07%	.11%	.24	%(d)
Net investment income	2.81%	2.50%	1.96%	1.78	%(d)(e)
Portfolio turnover rate	85%	82%	105%	19%

See footnote summary on page 211.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	203

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Value
Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2008	2007	2006

Net asset value, beginning of period	$ 12.79	$ 11.08	$ 10.65	$ 10.00

Income From Investment Operations
Net investment income(b)	.19	.24	.16	.04	(e)
Net realized and unrealized gain (loss) on investment transactions	(.96)	1.80	.40	.63

Net increase (decrease) in net asset value from operations	(.77)	2.04	.56	.67

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.23)	(.13)	(.02)
Distributions from net realized gain on investment transactions	(.65)	(.10)	– 0	–	– 0	–

Total dividends and distributions	(.83)	(.33)	(.13)	(.02)

Net asset value, end of period	$ 11.19	$ 12.79	$ 11.08	$ 10.65

Total Return
Total investment return based on net asset value(c)	(6.29)%	18.64%	5.24%	6.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$685,788	$648,401	$444,250	$320,038
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04%	.04%	.07%	.15	%(d)
Expenses, before waivers/reimbursements	.04%	.04%	.07%	.34	%(d)
Net investment income	1.67%	1.93%	1.45%	1.62	%(d)(e)
Portfolio turnover rate	38%	33%	42%	8%

See footnote summary on page 211.

204	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Small-Mid Cap Growth
	Year Ended August 31,				May 20, 2005(a) to August 31, 2005
	2008	2007	2006

Net asset value, beginning of period	$ 14.79	$ 11.84	$ 10.99		$ 10.00

Income From Investment Operations
Net investment income(b)	.05	.06	.04		.01	(e)
Net realized and unrealized gain (loss) on investment transactions	(.78)	3.16	.84		.99
Contributions from Adviser	.01	.00 (f)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.72)	3.22	.88		1.00

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.04)	(.03)		(.01)
Distributions from net realized gain on investment transactions	(1.39)	(.23)	– 0	–	– 0	–

Total dividends and distributions	(1.45)	(.27)	(.03)		(.01)

Net asset value, end of period	$ 12.62	$ 14.79	$ 11.84		$ 10.99

Total Return
Total investment return based on net asset value(c)	(5.84)%	27.50%	8.00%		9.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$686,291	$668,771	$429,431		$287,536
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04%	.05%	.07%		.15	%(d)
Expenses, before waivers/reimbursements	.04%	.05%	.07%		.41	%(d)
Net investment income	.39%	.45%	.33%		.37	%(d)(e)
Portfolio turnover rate	88%	88%	83%		21%

See footnote summary on page 211.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	205

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Global Value
	Year Ended August 31,		June 1, 2006(a) to August 31, 2006
	2008	2007

Net asset value, beginning of period	$ 11.79	$ 10.24	$ 10.00

Income From Investment Operations
Net investment income(b)(e)	.31	.26	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.59)	1.59	.17

Net increase (decrease) in net asset value from operations	(2.28)	1.85	.24

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.28)	– 0	–
Distributions from net realized gain on investment transactions	(.64)	(.02)	– 0	–

Total dividends and distributions	(.96)	(.30)	– 0	–

Net asset value, end of period	$ 8.55	$ 11.79	$ 10.24

Total Return
Total investment return based on net asset value(c)	(20.96)%	18.19%	2.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,540	$7,028	$6,104
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.15%	.15%	.15	%(d)
Expenses, before waivers/reimbursements	2.65%	2.71%	5.11	%(d)
Net investment income(e)	2.98%	2.26%	2.95	%(d)
Portfolio turnover rate	38%	31%	11%

See footnote summary on page 211.

206	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Global Research Growth
Year Ended August 31,	June 1, 2006(a) to August 31, 2006
2008	2007

Net asset value, beginning of period	$ 11.34	$ 9.99	$ 10.00

Income From Investment Operations
Net investment income(b)(e)	.15	.18	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.76)	1.35	(.04)
Contributions from Adviser	– 0	–	.00	(f)	– 0	–

Net increase (decrease) in net asset value from operations	(1.61)	1.53	(.01)

Less: Dividends & Distributions
Dividends from net investment income	(.17)	(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.43)	– 0	–	– 0	–

Total dividends and distributions	(.60)	(.18)	– 0	–

Net asset value, end of period	$ 9.13	$ 11.34	$ 9.99

Total Return
Total investment return based on net asset value(c)	(15.27)%	15.35%	(.10)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,539	$7,056	$6,044
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.15%	.15%	.15	%(d)
Expenses, before waivers/reimbursements	3.49%	3.39%	5.24	%(d)
Net investment income(e)	1.34%	1.64%	1.38	%(d)
Portfolio turnover rate	87%	80%	14%

See footnote summary on page 211.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	207

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Short Duration Bond
	Year Ended August 31,			May 20, 2005(a) to August 31, 2005
	2008	2007	2006

Net asset value, beginning of period	$ 9.87	$ 9.93	$ 10.04	$ 10.00

Income From Investment Operations
Net investment income(b)	.46	.52	.47	.09	(e)
Net realized and unrealized loss on investment transactions	(.49)	(.08)	(.14)	(.01)

Net increase (decrease) in net asset value from operations	(.03)	.44	.33	.08

Less: Dividends
Dividends from net investment income	(.47)	(.50)	(.44)	(.04)

Net asset value, end of period	$ 9.37	$ 9.87	$ 9.93	$ 10.04

Total Return
Total investment return based on net asset value(c)	(.40)%	4.51%	3.39%	.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,298,541	$1,272,076	$960,111	$652,505
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.03%	.02%	.05%	.15	%(d)
Expenses, before waivers/reimbursements	.03%	.02%	.05%	.19	%(d)
Net investment income	4.75%	5.23%	4.69%	3.88	%(d)(e)
Portfolio turnover rate	116%	138%	185%	83%

See footnote summary on page 211.

208	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Intermediate Duration Bond
	Year Ended August 31,			May 20, 2005(a) to August 31, 2005
	2008	2007	2006

Net asset value, beginning of period	$ 9.87	$ 9.86	$ 10.12	$ 10.00

Income From Investment Operations
Net investment income(b)	.50	.49	.48	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16)	.00 (f)	(.28)	.08

Net increase in net asset value from operations	.34	.49	.20	.19

Less: Dividends
Dividends from net investment income	(.51)	(.48)	(.46)	(.07)

Net asset value, end of period	$ 9.70	$ 9.87	$ 9.86	$ 10.12

Total Return
Total investment return based on net asset value(c)	3.51%	5.03%	2.13%	1.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,654,416	$1,599,652	$1,076,281	$807,065
Ratio to average net assets of:
Expenses	.03%	.04%	.06%	.10	%(d)
Net investment income	5.01%	5.01%	4.89%	4.13	%(d)
Portfolio turnover rate	114%	236%	513%	206%

See footnote summary on page 211.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	209

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Inflation Protected Securities
Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2008	2007	2006

Net asset value, beginning of period	$ 9.99	$ 9.91	$ 10.01	$ 10.00

Income From Investment Operations
Net investment income(b)	.69	.49	.57	.09	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	(.06)	(.36)	– 0	–
Contributions from Adviser	– 0	–	.00	(f)	– 0	–	– 0	–

Net increase in net asset value from operations	1.21	.43	.21	.09

Less: Dividends and Distributions
Dividends from net investment income	(.46)	(.35)	(.30)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.46)	(.35)	(.31)	(.08)

Net asset value, end of period	$ 10.74	$ 9.99	$ 9.91	$ 10.01

Total Return
Total investment return based on net asset value(e)	12.45%	4.44%	2.11%	.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$688,918	$643,549	$447,210	$263,128
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04%	.04%	.07%	.15	%(d)
Expenses, before waivers/reimbursements	.04%	.04%	.07%	.52	%(d)
Net investment income	6.63%	4.98%	5.83%	4.34	%(d)(e)
Portfolio turnover rate	9%	12%	13%	3%

See footnote summary on page 211.

210	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

High Yield
Year Ended August 31,	May 20, 2005(a) to August 31,
2008	2007	2006	2005

Net asset value, beginning of period	$ 9.89	$ 9.99	$ 10.35	$ 10.00

Income From Investment Operations
Net investment income(b)	.78	.77	.75	.20	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.03)	(.15)	(.35)	.24

Net increase (decrease) in net asset value from operations	(.25)	.62	.40	.44

Less: Dividends and Distributions
Dividends from net investment income	(.77)	(.72)	(.75)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.77)	(.72)	(.76)	(.09)

Net asset value, end of period	$ 8.87	$ 9.89	$ 9.99	$ 10.35

Total Return
Total investment return based on net asset value(c)	(2.76	) %	6.22%	4.06%	4.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$526,850	$495,833	$325,931	$258,236
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.05%	.06%	.09%	.20	%(d)
Expenses, before waivers/reimbursements	.05%	.06%	.09%	.45	%(d)
Net investment income	8.19%	7.50%	7.47%	7.42	%(d)(e)
Portfolio turnover rate	25%	49%	64%	23%

(a)	Commencement of operations.

(b)	Based on average shares outstanding during the period.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. There are no sales charges on the Pooling Portfolios. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Net of fees and expenses waived/reimbursed by the Adviser.

(f)	Amount is less than $0.005.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	211

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

AllianceBernstein Pooling Portfolios

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Global Value Portfolio, AllianceBernstein Global Research Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High Yield Portfolio (thirteen portfolios constituting AllianceBernstein Pooling Portfolios, here after referred to as the “Funds”) as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period May 20, 2005 (commencement of operations) through August 31, 2005 were audited by other independent registered public accountants whose report thereon, dated October 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Global Value Portfolio, AllianceBernstein Global Research Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High Yield Portfolio (thirteen portfolios constituting AllianceBernstein Pooling Portfolios as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 24, 2008

212	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended August 31, 2008, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions from the following funds will be designated as:

Portfolio	Long-Term Capital Gain		Qualified Dividend Income		(for corporate shareholders) Dividends Received Deduction		(for foreign shareholders) Qualified Short-Term Capital Gain		(for foreign shareholders) Qualified Interest Income
U.S. Value	$71,911,154		$81,530,516		$76,790,241		$23,295,026		$2,723,246
U.S. Large Cap Growth	72,783,508		20,693,930		17,971,906		– 0	–	714,065
Global Real Estate Investment	82,778,974		3,666,826		1,402,491		7,452,531		792,690
International Value	116,678,554		50,232,271		– 0	–	8,613,721		81,471
International Growth	77,521,676		35,709,334		– 0	–	– 0	–	12,175
Small-Mid Cap Value	22,345,851		9,407,366		9,415,467		13,529,498		1,103,629
Small-Mid Cap Growth	62,756,744		3,420,535		3,449,324		1,779,877		376,432
Short Duration Bond	– 0	–	– 0	–	– 0	–	– 0	–	61,879,695
Intermediate Duration Bond	2,300,936		– 0	–	– 0	–	– 0	–	73,096,977
Inflation Protected Securities	– 0	–	– 0	–	– 0	–	– 0	–	45,831,029
High Yield	– 0	–	134,199		134,199		– 0	–	38,943,619
Global Value	193,788		261,956		85,982		189,310		3,282
Global Research Growth	233,375		122,527		28,201		33,493		1,910

Long Term Capital Gain distributions made during the fiscal year ended August 31, 2008 will be subject to maximum tax rate of 15%. In addition, Qualified Dividend Income will also be subject to a maximum tax rate of 15%. The above should not be used to calculate your income tax returns.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	213

Tax Information

TRUSTEES

William H. Foulk, Jr.(1), Chairman Marc O. Mayer John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS(2)

Robert M. Keith, President and

Chief Executive Officer

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Bruce K. Aronow, Vice President

Stephen M. Beinhacker, Vice

President

Henry S. D’Auria, Vice President

Jon P. Denfeld, Vice President

Gershon M. Distenfeld,

Vice President

Sharon E. Fay, Vice President

Marilyn G. Fedak, Vice President

Eric J. Franco, Vice President

David (Dutch) P. Handke, Jr.,

Vice President

Eric P. Hewitt, Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Joran Laird, Vice President

Samantha S. Lau, Vice President

Lipkee Lu, Vice President

James W. MacGregor,

Vice President

John P. Mahedy, Vice President

Alison M. Martier, Vice President

Christopher W. Marx, Vice President

Teresa Marziano, Vice President

Joel J. McKoan, Vice President

Steven A. Nussbaum, Vice

President

James K. Pang, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

John D. Phillips, Vice President

Jeffrey S. Phlegar, Vice President

James G. Reilly, Vice President

Michael J. Reilly, Vice President

David G. Robinson, Vice President

Robert W. Scheetz, Vice President

Jane E. Schneirov, Vice President

Lisa A. Shalett, Vice President

Kevin F. Simms, Vice President

Francis X. Suozzo, Vice President

Christopher M. Toub, Vice

President

Wen-Tse Tseng, Vice President

Paul A. Vogel, Vice President

P. Scott Wallace, Vice President

Janet A. Walsh, Vice President

Andrew J. Weiner, Vice President

Greg J. Wilensky, Vice President

David Yuen, Vice President

Kewjin Yuoh, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Thomas R. Manley, Controller

214	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Trustees

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public
Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the AllianceBernstein Global Real Estate Portfolio are made by the REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the senior most members of the Investment Policy Group.

The management of, and investment decisions for, the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John P. Mahedy, Mr. Christopher W. Marx, Mr. John D. Phillips and Mr. David Yuen are the senior most members of the Investment Policy Group.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Policy Group.

The management of, and investment decisions for, the AllianceBernstein International Value Portfolio are made by the International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D’Auria and Mr. Eric J. Franco are the senior most members of the Investment Policy Group.

The management of, and investment decisions for, the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. James G. Reilly, Mr. Michael J. Reilly, Mr. David (Dutch) P. Handke, Jr. and Mr. P. Scott Wallace are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small-Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Mr. Wen-Tse Tseng and Ms. Samantha S. Lau are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the International Growth Team. Mr. Christopher M. Toub, Mr. Stephen M. Beinhacker and Mr. James K. Pang and Ms. Lisa A. Shalett are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Investment Grade: Liquid Markets/Structured Products Investment Team. Mr. Jon P. Denfeld, Mr. Shawn E. Keegan, Mr. Lipkee Lu and Mr. Jeffrey S. Phlegar are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Intermediate Duration Bond Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Mr. Greg J. Wilensky, Ms. Alison M. Martier, Mr. Shawn E. Keegan, Mr. Joran Laird, Mr. Douglas J. Peebles and Mr. Jeffrey S. Phlegar are the senior most members of the team.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	215

Trustees

The management of, and investment decisions for, the AllianceBernstein High Yield Portfolio are made by the Global Credit Investment Team. Mr. Gershon M. Distenfeld, Mr. Joel J. McKoan and Mr. Douglas J. Peebles are the senior most members of the team.

Mr. Greg J. Wilensky, Director of Stable Value Investments, is the investment professional primarily responsible for the day-to-day management of the AllianceBernstein Inflation Protected Securities Portfolio.

The management of, and investment decisions for, the AllianceBernstein Global Research Growth Portfolio are made by the Global Research Growth Portfolio Oversight Group. Mr. Eric P. Hewitt, Mr. Steven A. Nussbaum, Mr. David G. Robinson, Ms. Jane E. Schneirov, Mr. Francis X Suozzo, Mr. Paul A. Vogel and Ms. Janet A. Walsh are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Global Value Portfolio are made by the Global Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D’Auria and Mr. Eric J. Franco are the senior most members of the team.

216	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Trustees

MANAGEMENT OF THE FUND

Trustee Information

The business and affairs of the Trust are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR OF SERVICE**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEE
Marc O. Mayer,*** 1345 Avenue of the Americas New York, NY 10105 51 (2005)	Executive Vice President of AllianceBernstein L.P. (the “Adviser”) since 2000, and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC (“SCB & Co.”)), and its predecessor.	96	SCB Partners, Inc. and SCB Inc.

DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, ## 76 (2005)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	98	None

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	217

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR OF SERVICE**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 66 (2005)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation).	96	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	96	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	96	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

218	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR OF SERVICE**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. She was formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	96	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008. President, Fidelity Accounting and Custody Services Company from 1993-1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975-1993.	95	None

Marshall C. Turner, Jr., # 67 (2005)	Formerly, Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	219

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR OF SERVICE**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS AND DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 69 2007	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook, member of Advisory Board of Sustainable Forestry Management Limited.	96	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attn: Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

220	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Robert M. Keith 48	President and Chief Executive Officer

Executive Vice President of the Adviser** since July 2008; Executive Managing Director of ABI** since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2003.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Stephen M. Beinhacker 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Henry S. D’Auria 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Jon P. Denfeld 38	Vice President	Vice President of the Adviser** since May 2008. Prior thereto, he was a Director and Senior U.S. Portfolio Manager for UBS Global Asset Management since 2006. Prior thereto, he was a Portfolio Manager for Shay Asset Management since prior to 2003.

Gershon M. Distenfeld 32	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2003.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	221

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Sharon E. Fay 48	Vice President	Executive Vice President of the Adviser,** with which she has been associated since prior to 2003.

Marilyn G. Fedak 61	Vice President	Executive Vice President of the Adviser,** with which she has been associated since prior to 2003.

Eric J. Franco 48	Vice President	Senior Vice President of the Adviser,** with which he has been association since prior to 2003.

David (Dutch) P. Handke, Jr. 59	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Eric P. Hewitt 37	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2003.

Shawn E. Keegan 37	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2003.

N. Kumar Kirpalani 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Joran Laird 33	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2003.

Samantha S. Lau 36	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2003.

Lipkee Lu 40	Vice President	Vice President of the Adviser** since June 2005. Prior thereto, he was a Senior Vice President and Structured Product portfolio manager at Deerfield Capital Management LLC since prior to March 2003.

James W. MacGregor 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

John P. Mahedy 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Alison M. Martier 51	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2003.

Christopher W. Marx 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

222	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Teresa Marziano 54	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2003.

Joel J. McKoan 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since September 2003 and Director of the Global Credit Team. Prior thereto, he was a Managing Director at UBS Warburg where he headed the North American Debt Syndicate Group from 2000 to 2003. In addition, Mr. McKoan was Global Co-Head of the CDO Group at UBS Warburg from 2002 to 2003 and a Managing Director at PaineWebber (acquired by UBS in 2000), where he managed the UBS Credit Trading Group since prior to 2003.

Steven A. Nussbaum 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

James K. Pang 35	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Joseph G. Paul 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Douglas J. Peebles 43	Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2003.

John D. Phillips 61	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Jeffrey S. Phlegar 42	Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2003.

James G. Reilly 47	Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2003.

Michael J. Reilly 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

David G. Robinson 37	Vice President	Vice President of AllianceBernstein Australia Ltd. (“AB Australia”)** since March 2003. Prior thereto, he was an equities analyst for Credit Suisse First Boston since prior to 2003.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	223

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert W. Scheetz 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Jane E. Schneirov 38	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2003.

Lisa A. Shalett 45	Vice President	Executive Vice President of the Adviser,** with which she has been associated since prior to 2003.

Kevin F. Simms 42	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Francis X. Suozzo 51	Vice President	Senior Vice President of the Adviser, ** with which he has been associated since prior to 2003.

Christopher M. Toub 49	Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2003.

Wen-Tse Tseng 42	Vice President	Vice President of the Adviser,** with which he has been associated since March 2006. Prior thereto, he was the healthcare-sector portfolio manager for the small-cap growth team at William D. Witter from August 2003 to February 2006. He also worked at Weiss, Peck & Greer, managing the healthcare sector with the same team with which he worked at William D. Witter from April 2002 to August 2003. Prior thereto, he was a senior healthcare analyst at JP Morgan Fleming Asset Management since prior to 2003.

Paul A. Vogel 35	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

P. Scott Wallace 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Janet A. Walsh 46	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2003.

Andrew J. Weiner 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Greg J. Wilensky 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

224	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
David Yuen 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2003.

Kewjin Yuoh 37	Vice President	Vice President of the Adviser** since March 2003. Prior thereto, he was a Vice President of Credit Suisse Asset Management since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2003.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2003.

Thomas R. Manley 57	Controller	Vice President of the Adviser,** with which he has been associated since prior to 2003.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS, and AB Australia are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information-about the Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	225

Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

The disinterested trustees (the “trustees”) of The AllianceBernstein Pooling Portfolios (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of each of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Global Value Portfolio and AllianceBernstein Global Research Growth Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on May 6-8, 2008. This disclosure does not relate to AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio, and AllianceBernstein High-Yield Portfolio.

Prior to approval of the continuance of the Advisory Agreement in respect of a Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee (zero) for the Portfolios was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that the Portfolios are designed as investment vehicles for certain AllianceBernstein institutional clients, including registered investment companies sponsored by the Adviser (the “Investing Funds”). The trustees further noted that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AllianceBernstein Funds. However, the Trust acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Investing Funds who are shareholders of the Portfolios). The trustees noted that the current Investing Funds in the Portfolios are the three non-tax-managed Wealth Strategies of The AllianceBernstein Portfolios, the portfolios of AllianceBernstein Blended Style Series, Inc. and certain assets of the Rhode Island Higher Education Savings Trust (“RIHEST”), currently the only institutional investor in Pooling that is not a registered investment company sponsored by the Adviser.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees

226	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio (which pays no advisory fee to the Adviser and does not reimburse expenses to the Adviser) to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable

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allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolios and that the updated profitability methodology attributed revenues and expenses to the Portfolios relating to the Investing Funds and RIHEST. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees noted that AllianceBernstein Global Value Portfolio and AllianceBernstein Global Research Growth Portfolio, which did not commence operations until mid-2006, were not profitable to the Adviser and concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each other Portfolio was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Portfolios other than the fees payable under the Advisory Agreement (none), including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of shares of the Investing Funds that are registered investment companies, and brokerage commissions paid by the Portfolios to brokers affiliated with the Adviser. The trustees noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Investing Funds. The trustees noted that the Adviser is party to a program agreement with RIHEST and receives program fees for its advisory, distribution, recordkeeping and other services provided by it and its subsidiaries in connection with the CollegeBoundfund program, including its services in respect of the Portfolios. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. As discussed in more detail below, the trustees also noted that the Adviser is compensated by the Investing Funds for providing advisory services to them. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the May 2008 meeting, the trustees reviewed information prepared by Lipper showing the

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performance of each Portfolio as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of each Portfolio as compared to an index, in each case for the one-year period ended January 31, 2008 and the since inception period (May 2005 inception for all Portfolios other than AllianceBernstein Global Value Portfolio and AllianceBernstein Global Research Growth Portfolio and June 2006 inception for the latter two Portfolios.)

In reviewing the performance information, the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios’ competitors was negatively affected by the fact they pay advisory fees whereas performance information for the Portfolios reflects their advisory fee of zero.

AllianceBernstein U.S. Value Portfolio

The trustees noted that AllianceBernstein U.S. Value Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period and 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the since inception period, and that the Portfolio underperformed the Russell 1000 Value Index in both periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein U.S. Large Cap Growth Portfolio

The trustees noted that AllianceBernstein U.S. Large Cap Growth Portfolio was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period and 3rd quintile of the Performance Group and Performance Universe for the since inception period, and that the Portfolio underperformed the Russell 1000 Growth Index (the “Index”) in the 1-year period but outperformed the Index in the since inception period. Based on their review and their discussion of the reasons for the Portfolio’s underperformance with the Adviser (including the Adviser’s view that its “high conviction” and “pure” style of growth investing had been out of favor for several years), and of the enhancements to its investment process being implemented by the Adviser with a view to improving investment performance (including the use of additional quantitative tools), the trustees retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s investment performance was understandable. The trustees informed the Adviser that they planned to continue to closely monitor the Portfolio’s performance.

AllianceBernstein Global Real Estate Investment Portfolio

The trustees noted that AllianceBernstein Global Real Estate Investment Portfolio was in the 3rd quintile of the Performance Group and 1st quintile of the Performance Universe for the 1-year period and 4th quintile of the Performance

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Group and 1st quintile of the Performance Universe for the since inception period, and that the Portfolio outperformed the Financial Times Stock Exchange European Public Real Estate Association National Association of Real Estate Investment Trusts Equity Index in both periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein International Value Portfolio

The trustees noted that AllianceBernstein International Value Portfolio was in the 5th quintile of the Performance Group and Performance Universe for the 1-year period and 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the since inception period, and that Portfolio underperformed the Morgan Stanley Capital International Europe, Australasia and Far East Value Index (the “Index”) and outperformed the Index in the since inception period. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein International Growth Portfolio

The trustees noted that AllianceBernstein International Growth Portfolio was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period and 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the since inception period, and that the Portfolio outperformed the Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (the “Index”) in the 1-year period but underperformed the Index in the since inception period. Based on their review and their discussion with the Adviser concerning the performance of the Portfolio (including the Adviser’s view that its “high conviction” and “pure” style of growth investing had been out of favor for several years), and improvement in the Portfolio’s relative performance in the 1-year period, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein Small-Mid Cap Value Portfolio

The trustees noted that AllianceBernstein Small-Mid Cap Value Portfolio was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period and 4th quintile of the Performance Group and Performance Universe for the since inception period, and that the Portfolio outperformed the Russell 2500 Value Index in both periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein Small-Mid Cap Growth Portfolio

The trustees noted that AllianceBernstein Small-Mid Cap Growth Portfolio was in the 3rd quintile of the Performance Group and Performance Universe for the 1-year period and 2nd quintile of the Performance Group and Performance Universe for the since inception period, and that the Portfolio outperformed the

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Russell 2500 Growth Index in both periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein Global Value Portfolio

The trustees noted that AllianceBernstein Global Value Portfolio was in the 3rd quintile of the Performance Group and Performance Universe for the 1-year period and 4th out of 4 of the Performance Group and Performance Universe for the since inception period, and that the Portfolio underperformed the Morgan Stanley Capital International World Index (Net) in both periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein Global Research Growth Portfolio

The trustees noted that AllianceBernstein Global Research Growth Portfolio was in the 4th quintile of the Performance Group and Performance Universe for the 1-year period and 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the since inception period, and that the Portfolio outperformed the Morgan Stanley Capital International World Index (Net) in both periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The trustees also reviewed certain information showing the fees paid to the Adviser by the Investing Funds. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted that because each Portfolio is designed as a vehicle in which the Investing Funds can invest their assets, the fee arrangements in the Advisory Agreement are unusual in that no advisory fee is payable by the Portfolios. However, the trustees noted that the Adviser is indirectly compensated for its services to the Portfolios by the Investing Funds. The trustees noted that the Investing Funds pay the Adviser advisory fees pursuant to advisory agreements with the Adviser (program agreement in the case of RIHEST) and that a portion of the fees paid by the Investing Funds to the Adviser may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission staff and to the Trust’s former counsel that the implied fee rate is the same for all the institutional investors in the Portfolios (e.g., the Investing Funds and RIHEST). The trustees also noted that the Adviser had undertaken to work with the trustees to develop procedures to enable the trustees to monitor the implied fee rate and had made certain observations in that regard.

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In considering the fee arrangements in respect of each Portfolio (including the payments to the Adviser by the Investing Funds), the trustees took into account the complexity of investment management for the Portfolios relative to other types of funds. The trustees evaluated the process of investing in each of the Portfolios as compared to investing in other types of securities. Based on their review, the trustees concluded that the advisory arrangements for the Portfolios, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolios. For this purpose, the trustees reviewed relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedules for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolios. The trustees noted that application of such fee schedules to the level of assets of a Portfolio pursuing a substantially similar investment style would result in a fee rate that would be higher than the rate paid by each Portfolio pursuant to the Advisory Agreement (zero). The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The trustees also reviewed information that indicated that in the case of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio and AllianceBernstein Global Value Portfolio, the Adviser sub-advises certain registered investment companies with a similar investment style as the corresponding Portfolio at a higher fee schedule than the corresponding Portfolio.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolios relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total non-advisory expense ratio of each Portfolio (in light of the zero advisory fee payable by the Portfolio) compared to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to a Portfolio and an Expense Universe as a broader group, consisting of all funds in a Portfolio’s investment classification/objective. The non-advisory expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The non-advisory expense ratio of AllianceBernstein Global Value Portfolio and AllianceBernstein Global

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Research Growth Portfolio reflected expense reimbursements as a result of applicable expense limitation undertakings by the Adviser. The trustees view non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Portfolios by others. The trustees noted that it was likely that the non-advisory expense ratios of some funds in each Portfolio’s Lipper category also were lowered by reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

AllianceBernstein U.S. Value Portfolio

The trustees noted that AllianceBernstein U.S. Value Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein U.S. Large Cap Growth Portfolio

The trustees noted that AllianceBernstein U.S. Large Cap Growth Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein Global Real Estate Investment Portfolio

The trustees noted that AllianceBernstein Global Real Estate Investment Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein International Value Portfolio

The trustees noted that AllianceBernstein International Value Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein International Growth Portfolio

The trustees noted that AllianceBernstein International Growth Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein Small-Mid Cap Value Portfolio

The trustees noted that AllianceBernstein Small-Mid Cap Value Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

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AllianceBernstein Small-Mid Cap Growth Portfolio

The trustees noted that AllianceBernstein Small-Mid Cap Growth Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein Global Value Portfolio

The trustees noted that AllianceBernstein Global Value Portfolio’s total non-advisory expense ratio, which had been capped by the Adviser, was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein Global Research Growth Portfolio

The trustees noted that AllianceBernstein Global Research Growth Portfolio’s total non-advisory expense ratio, which had been capped by the Adviser, was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Investing Funds that are registered investment companies incorporate breakpoints.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

U.S. Value Portfolio

U.S. Large Cap Growth Portfolio

Global Real Estate Investment Portfolio

International Value Portfolio

International Growth Portfolio

Small-Mid Cap Value Portfolio

Small-Mid Cap Growth Portfolio

Global Research Growth Portfolio

Global Value Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Trustees on May 6-8, 2008.

2	Future references to the Portfolios do not include “AllianceBernstein.” The Portfolios of the Trust that are not discussed in this evaluation are Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High Yield Portfolio. The fixed-income portfolios will be considered separately at the Board meeting schedules to be held on November 4-6, 2008.

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connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The investment advisory contract also does not provide for the Adviser to be reimbursed for the cost of providing non-advisory services, which would include administration, distribution and transfer agent-related services, although the transfer agent of the Portfolios is reimbursed for out of pocket expenses. The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies (“Retirement Strategies”),3 AllianceBernstein Blended Style Series, Inc.—Global Blend Portfolio (Global Blend Portfolio), AllianceBernstein Blended Style Series, Inc.—U.S. Large Cap Portfolio (“U.S. Large Cap Portfolio”), The AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies (“Wealth Strategies”)4 and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

3	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy. Future references to the Retirement Strategies do not include “AllianceBernstein.”

4	Includes AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Wealth Preservation Strategy. Future references to the Wealth Strategies do not include “AllianceBernstein.”

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AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60%	0.55%

Greater than 60% and less than 80%	0.60%

Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a

Assets greater than $2.5 billion and less than $5 billion	10 basis points

Assets greater than $5 billion	15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%
2010, 2015	0.60%	0.50%	0.45%
2000, 2005	0.55%	0.45%	0.40%

Global Blend Portfolio, U.S. Large Cap Portfolio and the Wealth Strategies

Global Blend Portfolio, U.S. Large Cap Portfolio and the Wealth Strategies are charged by the Adviser an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Global Blend Portfolio	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.75 0.65 0.60	% % %

U.S. Large Cap Portfolio	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.65 0.55 0.50	% % %

Wealth Appreciation Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.65 0.55 0.50	% % %

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Fund	Advisory Fee Based on % of Average Daily Net Assets
Balanced Wealth Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55 0.45 0.40	% % %

Wealth Preservation Strategy	First $2.5 billion Next $2.5 billion Excess of $5 billion	0.55 0.45 0.40	% % %

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of February 29, 2008.

Portfolios	Total Expense Ratio[5]
Age-Based Education Strategies
Age-Based Aggressive 2008-2010	0.94%
Age-Based Aggressive 2005-2007	0.94%
Age-Based Aggressive 2002-2004	0.90%
Age-Based Aggressive 1999-2001	0.86%
Age-Based Aggressive 1996-1998	0.82%
Age-Based Aggressive 1993-1995	0.78%
Age-Based Aggressive 1990-1992	0.74%
Age-Based Aggressive 1987-1989	0.74%
Age-Based Aggressive 1984-1986	0.74%
Age-Based Aggressive Pre-1984	0.74%
Age-Based 2008-2010	0.92%
Age-Based 2005-2007	0.88%
Age-Based 2002-2004	0.84%
Age-Based 1999-2001	0.80%
Age-Based 1996-1998	0.78%

5	The total expense ratios do not include an annual distribution fee of 0.25% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

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Portfolios	Total Expense Ratio[5]
Age-Based 1993-1995	0.76%
Age-Based 1990-1992	0.72%
Age-Based 1987-1989	0.72%
Age-Based 1984-1986	0.72%
Age-Based Pre-1984	0.72%

Fixed Based Education Strategies
Appreciation	0.94%
Balanced	0.80%
Preservation	0.72%

The Portfolios’ net assets as of February 29, 2008 are as follows:

Portfolio	Net Assets ($MM)
U.S. Value Portfolio	$2,519.0
U.S. Large Cap Growth Portfolio	$2,552.9
Global Real Estate Investment Portfolio	$1,177.9
International Value Portfolio	$1,308.3
International Growth Portfolio	$1,342.0
Small-Mid Cap Value Portfolio	$655.3
Small-Mid Cap Growth Portfolio	$631.7
Global Research Growth Portfolio	$6.4
Global Value Portfolio	$6.2

The Adviser agreed to waive that portion of its management fees and/or reimburse Global Research Growth Portfolio and Global Value Portfolio for that portion of those Portfolios’ total operating expenses to the degree necessary to limit their expense ratios to the amounts set forth below for the Portfolios’ current fiscal year. The waiver is terminable at the end of each Portfolio’s fiscal year upon at least 60 days’ written notice. In addition, set forth are the gross expense ratios of the Portfolios as of the Portfolios most recently completed fiscal year:

Portfolio	Fiscal Year End	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio
Global Research Growth Portfolio	August 31	0.15%	2.71%
Global Value Portfolio	August 31	0.15%	2.26%

Set forth below are the most recent fiscal year end total expense ratios of the Pooling Portfolios that do not have an expense limitation undertaking:

Portfolio	Fiscal Year End	Total Expense Ratio
U.S. Value Portfolio	August 31	0.02%
U.S. Large Cap Growth Portfolio	August 31	0.02%
Global Real Estate Investment Portfolio	August 31	0.06%
International Value Portfolio	August 31	0.08%
International Growth Portfolio	August 31	0.07%
Small-Mid Cap Value Portfolio	August 31	0.04%
Small-Mid Cap Growth Portfolio	August 31	0.05%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	239

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although a portion of the administrative expense of certain Institutional Clients that are investment companies are reimbursed by the Adviser to those Institutional Clients. It should be noted that those reimbursement agreements do not exist with respect to the Pooling Portfolios. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts that have investment styles similar to those of the Portfolios.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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would have been the effective advisory fees of certain of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to those Portfolios based on February 29, 2008 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.

Portfolio	Portfolio Net Assets 02/29/08 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
U.S. Value Portfolio	$2,519.0	Diversified Value Schedule 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25m	0.261%

U.S. Large Cap Growth Portfolio	$2,552.9	U.S. Large Cap Growth Schedule 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25m	0.263%

Global Real Estate Investment Portfolio[7]	$1,177.9	Domestic REIT Strategy 70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum Account Size: $25m	0.506%[8]

International Value Portfolio	$1,308.3	International Strategic Value Schedule 90 bp on 1st $25 million 70 bp on next $25 million 60 bp on next $50 million 50 bp on the balance Minimum Account Size: $25m	0.515%

International Growth Portfolio	$1,342.0	International Large Cap Growth Schedule 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.415%

7	It should be noted that the Portfolio’s investment guidelines are not as restrictive as that of the institutional strategy. The Portfolio may invest in equity securities of non-U.S. real estate investment trusts (“REITS”) and other non-U.S. real estate industry companies in contrast to the institutional strategy, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

8	Assumes 50 bp on the balance.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	241

Portfolio	Portfolio Net Assets 02/29/08 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
Small-Mid Cap Value Portfolio	$655.3	Small & Mid Cap Value Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25m	0.581%

Small-Mid Cap Growth Portfolio	$631.7	SMID Cap Growth Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25m	0.582%

Global Research Growth Portfolio	$6.4	Global Research Growth 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $50m	0.800%

Global Value Portfolio	$6.2	Global Value Schedule 80 bp on 1st $2.5 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on next on the balance Minimum Account Size: $25m	0.800%

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in January 2004 as a result of the Assurance of Discontinuance between the New York State Attorney General and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios February 29, 2008 net assets:

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	Effective ABMF/ AVPS Adv. Fee
U.S. Value Portfolio	Value Fund AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.549%

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Portfolio	ABMF/AVPS Portfolio	Fee Schedule	Effective ABMF/ AVPS Adv. Fee
U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc. AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.748%

Global Real Estate Investment Portfolio	Global Real Estate Fund, Inc. AVPS Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

International Value Portfolio	International Value Fund, Inc. AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

International Growth Portfolio	International Growth Fund, Inc. AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Value Portfolio	Small/Mid Cap Value Fund AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Global Research Growth Portfolio	Global Research Growth Fund AVPS Global Research Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Portfolios. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

Portfolio	Luxembourg Fund	Fee
U.S. Large Cap Growth Portfolio	American Growth Portfolio Class A Class I	1.50% 0.70%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	243

Portfolio	Luxembourg Fund	Fee
Global Real Estate Investment Portfolio	Global Real Estate Securities Portfolio Class A Class I	1.75% 0.95%

Global Research Growth Portfolio	Global Growth Trends Portfolio Class A Class I	1.70% 0.90%

Global Value Portfolio	Global Value Portfolio Class A Class I	1.50% 0.70%

The Alliance Capital Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Portfolios are as follows:

Portfolio	ITM Mutual Fund	Fee[9]
U.S. Large Cap Growth Portfolio	AllianceBernstein U.S. Large Cap Growth Equity—Hedged / Unhedged	0.95%

Global Research Growth Portfolio	Alliance Global Research Growth[10]	0.30%[11]

	Alliance Global Growth Opportunities 1[10]	1.00%

	Alliance Global Growth Opportunities 2[10]	0.80%

	Alliance Global Growth Opportunities 3[10]	0.85%

9	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 17, 2008 by Reuters was ¥97.38 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

10	This ITM fund is privately placed or institutional.

11	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

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Portfolio	ITM Mutual Fund	Fee[9]
International Value Portfolio	AllianceBernstein Kokusai Value Stock[10]	0.70%

	Bernstein Kokusai Strategic Value[10]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.70% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

Global Value Portfolio	Alliance Global Diversified Value (ex-Japan)[10]	0.10%[12]

	Alliance Global Value Stock (ex-Japan)[10]	0.30%[13]

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Portfolios had the fee schedules of the sub-advisory relationships been applicable to those Portfolios based on February 29, 2008 net assets:

Portfolio		Fee Schedule	Effective Sub-adv. Fee
U.S. Value Portfolio	Client # 1	0.25% on 1st $500 million 0.20% thereafter	0.210%

	Client # 2[14]	0.50% on 1st $1 billion 0.40% on next $1 billion 0.30% on next $1 billion 0.20% thereafter	0.419%

	Client # 3	0.23% on 1st $300 million 0.20% thereafter	0.204%

12	In addition to the 0.10%, the Adviser charges the institutional account 0.5175% for the first ¥2.5 billion, 0.375% for the next ¥2.5 billion, 0.3275% for the next ¥2.5 billion, 0.28% for the next ¥10 billion and 0.185% thereafter.

13	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

14	This is a fee schedule of a fund managed by an affiliate of the Adviser. Assets are aggregated with other similar sub-advised funds of the client for purposes of calculating the investment advisory fee.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	245

Portfolio		Fee Schedule	Effective Sub-adv. Fee
	Client # 4	0.60% on 1st $10 million 0.50% on next $15 million 0.40% on next $25 million 0.30% on next $50 million 0.25% on next $50 million 0.225% on next $50 million 0.20% thereafter	0.209%

	Client # 5	0.27% on 1st $300 million 0.16% on next $700 million 0.13% thereafter	0.155%

	Client # 6	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee[15]	0.144%

	Client # 7	0.35%	0.350%

U.S. Large Cap Growth Portfolio	Client # 1[16]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.537%

	Client # 2	0.35% on 1st $50 million 0.30% on next $100 million 0.25% thereafter	0.254%

	Client # 3	0.40% on first $300 million 0.35% on next $300 million 0.25% thereafter	0.354%

	Client # 4	0.35%	0.350%

International Value Portfolio	Client # 1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.356%

	Client # 2[16]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.588%

15	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, over a cumulative 36-month period. The performance adjustment factor can range from -50% to +50% of the base fee.

16	This is a fee schedule of a fund managed by an affiliate of the Adviser.

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Portfolio		Fee Schedule	Effective Sub-Adv. Fee
	Client # 3	0.70% on 1st $25 million 0.45% on next $25 million 0.35% on next $200 million 0.33% thereafter	0.342%

	Client # 4	0.45% on 1st $200 million 0.36% on next $300 million 0.32% thereafter	0.349%

	Client # 5	0.55% on 1st $150 million 0.50% on next $150 million 0.45% thereafter	0.467%

	Client # 6	0.50%	0.500%

	Client # 7	0.30%	0.300%

	Client # 8	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee[17]	0.211%[18]

	Client # 9	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.281%

	Client # 10	0.50% on 1st $100 million 0.46% on next $300 million 0.41% thereafter	0.428%

	Client # 11	0.40% on 1st $500 million 0.35% on next $1.5 billion 0.30% thereafter	0.369%

	Client # 12	0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% thereafter	0.388%

Small Cap-Mid Value Portfolio	Client # 1	0.50%	0.500%

	Client # 2	0.72% on 1st $25 million 0.54% on next $225 million 0.50% thereafter	0.522%

	Client # 3	0.80% on 1st $25 million 0.60% thereafter	0.608%

17	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee.

18	The calculation excludes the performance fee.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	247

Portfolio		Fee Schedule	Effective Sub-adv. Fee

	Client # 4	0.613% on 1st $150 million 0.495% thereafter	0.522%

Global Value Portfolio	Client # 1	0.25% on 1st $500 million 0.225% on next $500 million 0.20% on next $4 billion 0.175% thereafter +/- Performance Fee[19]	0.250%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies, Global Blend Portfolio, U.S. Large Cap Portfolio and the Wealth Strategies. In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.
The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket

19	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Morgan Stanley Capital International All World Index (ACWI), over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee. The performance fee of the fund took effect on March 31, 2007.

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expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.20 Lipper’s analysis included the Portfolios’ rankings21 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).22

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, asset (size) comparability, load type,23 expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same investment classification/objective as the subject Portfolio.24

With respect to International Value Portfolio, International Growth Portfolio, Global Research Growth Portfolio and Global Value Portfolio, each of those Portfolios’ original EGs had an insufficient number of comparable peers. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded each of those Portfolios’ EGs to include peers that have a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of those Portfolios, under Lipper’s standard guidelines, each

20	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

21	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

22	Note that there are limitations on expense category data because different funds categorize expenses differently.

23	Lipper excluded institutional classes or funds that had a 12b-1 or non 12b-1 service fee for this evaluation in order for the Portfolios’ EUs to not include multiple classes of the same funds. As a result, the EUs in this evaluation are much smaller in size compared to the evaluation dated January 31, 2008.

24	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	249

of the Portfolios’ EUs was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.25 The result of Lipper’s analysis is set forth below:

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)[26]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Value Portfolio	0.020	0.034	2/16	0.080	3/55

U.S. Large Cap Growth Portfolio	0.021	0.034	3/18	0.064	7/113

Global Real Estate Investment Portfolio	0.059	0.125	2/8	0.093	12/47

International Value Portfolio[27]	0.081	0.088	10/20	0.128	18/67

International Growth Portfolio[28]	0.075	0.096	6/14	0.109	8/44

Small-Mid Cap Value Portfolio	0.045	0.055	6/18	0.064	17/50

Small-Mid Cap Growth Portfolio	0.046	0.068	1/20	0.075	17/81

Global Research Growth Portfolio[29]	0.150	0.356	1/11	0.174	12/30

Global Value Portfolio[30]	0.150	0.207	3/10	0.157	9/20

25	It should be noted that the expansion such Portfolios’ EUs was not requested by the Senior Officer or the Adviser. They requested that only the EGs be expanded.

26	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

27	The Portfolio’s EG includes the Portfolio, 11 other International Multi-Cap Value funds (“IMLV”), three International Large-Cap Growth funds (“ILCG”) and five International Large-Cap Core funds (“ILCC”). The Portfolio’s EU includes the Portfolio and all other institutional funds of IMLV, ILCG and ILCC, excluding outliers.

28	The Portfolio’s EG includes the Portfolio, four other ILCG and nine International Multi-Cap Growth funds (“IMLG”). The Portfolio’s EU includes the Portfolio and all other institutional funds of ILCG and IMLG, excluding outliers.

29	The Portfolio’s EG includes the Portfolio, four other Global Large-Cap Growth funds (“GLCG”), four Global Multi-Cap Core funds (“GMLC”), and two Global Multi-Cap Growth funds (“GMLG”). The Portfolio’s EU includes the Portfolio and all other institutional funds of GLCG, GMLC and GMLG, excluding outliers.

30	The Portfolio’s EG includes the Portfolio, four other Global Multi-Cap Value funds (“GMLV”), two Global Large-Cap Value funds (“GLCV”) and three Global Large-Cap Core funds (“GLCC”). The Portfolio’s EU includes the Portfolio and all other institutional funds of GMLV, GLCV and GLCC, excluding outliers.

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III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability.

Certain of the Portfolios may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., collectively “SCB”, and pay commissions during the Portfolios’ recent fiscal year. The Adviser represents that SCB’s profitability from business conducted with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third-party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,31 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the

31	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	251

level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli32 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th—75th percentile range of their comparable peers.33 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

32	The Deli study was originally published in 2002 based on 1997 data.

33	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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The information in the table below shows the 1 year and since inception34 gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)35 for the periods ended January 31, 2008.36

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Value Portfolio
1 year	-7.20	-6.48	-6.32	11/16	55/86
Since Inception	7.55	7.46	8.39	6/12	46/63

U.S. Large Cap Growth Portfolio
1 year	0.31	3.02	1.87	15/18	102/137
Since Inception	7.32	7.32	7.27	8/15	52/108

Global Real Estate Investment Portfolio
1 year	-12.37	-12.64	-22.23	4/8	8/71
Since Inception	15.54	16.57	10.19	4/6	5/45

International Value Portfolio
1 year	-3.34	-2.23	-0.13	10/12	27/33
Since Inception	19.28	16.83	18.04	2/11	7/22

International Growth Portfolio
1 year	7.22	1.56	6.75	2/5	6/14
Since Inception	16.76	17.23	19.61	4/5	10/11

Small-Mid Cap Value Portfolio
1 year	-2.52	-3.70	-4.87	8/18	22/60
Since Inception	8.30	10.07	9.04	11/14	26/40

Small-Mid Cap Growth Portfolio
1 year	3.69	4.23	3.30	11/20	50/109
Since Inception	13.68	10.57	10.79	6/17	18/83

Global Research Growth Portfolio
1 year	2.63	5.42	2.92	4/5	13/20
Since Inception	10.02	10.39	10.18	5/5	11/17

34	It should be noted that the period that Lipper uses to calculate inception date performance is from the nearest month end after inception date. In contrast to Lipper, the Adviser calculates the Portfolios’ performance using data from the actual inception date. Note that the since inception gross performance returns calculated by Lipper for U.S. Value Portfolio and U.S. Large Cap Growth Portfolio are less than the net performance returns calculated by the Adviser. Normally, gross performance returns are higher than net performance returns.

35	A Portfolio’s PG and PU may not be identical to its respective EG and EU. The criteria for including and excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

36	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	253

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank

Global Value Portfolio
1 year	-4.68	-4.68	-4.68	3/5	3/5
Since Inception	7.43	10.61	10.61	4/4	4/4

Set forth below are the 1 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.37

	Periods Ending January 31, 2008 Annualized Performance (%)
	1 Year	Since Inception
U.S. Value Portfolio	-7.22	7.58
Russell 1000 Value Index	-5.38	8.61

U.S. Large Cap Growth Portfolio	0.29	7.74
Russell 1000 Growth Index	0.51	7.04

Global Real Estate Investment Portfolio	-12.43	15.28
FTSE / NAREIT Equity Index	-15.01	15.14

International Value Portfolio	-3.41	18.82
MSCI EAFE Value Index	0.22	15.86

International Growth Portfolio	7.14	16.16
MSCI EAFE Growth Index	4.90	16.42

Small-Mid Cap Value Portfolio	-2.56	8.13
Russell 2500 Value Index	-12.53	6.23

Small-Mid Cap Growth Portfolio	3.64	13.60
Russell 2500 Growth Index	-4.55	8.43

Global Research Growth Portfolio	2.47	7.88
MSCI World Index (Net)	-0.47	7.65

Global Value Portfolio	-4.83	5.66
MSCI World Index (Net)	-0.47	7.65

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

37	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

254	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	255

AllianceBernstein Family of Funds

NOTES

256	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

ALLIANCEBERNSTEIN POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0151-0808

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors. William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB U.S. Value Portfolio	2007	$28,000	$—	$12,350
	2008	$29,250		$12,075
AB U.S. Large Cap Growth Portfolio	2007	$28,000		$13,350
	2008	$29,250		$12,075
AB Global Real Estate Investment Portfolio	2007	$35,000		$18,500
	2008	$37,500		$15,675
AB International Value Portfolio	2007	$34,000		$11,500
	2008	$35,700		$10,925
AB International Growth Portfolio	2007	$34,000		$11,500
	2008	$35,700		$10,925
AB Short Duration Bond Portfolio	2007	$34,000		$11,350
	2008	$36,000		$9,159
AB Intermediate Duration Bond Portfolio	2007	$34,500		$11,350
	2008	$36,800		$9,159
AB Inflation Protected Securities Portfolio	2007	$34,000		$10,850
	2008	$36,000		$7,475
AB High-Yield Portfolio	2007	$35,000		$13,850
	2008	$37,000		$8,075
AB Small-Mid Cap Value Portfolio	2007	$28,000		$12,350
	2008	$29,700		$9,575
AB Small-Mid Cap Growth Portfolio	2007	$28,000		$12,350
	2008	$29,700		$9,575
AB Global Research Growth Portfolio	2007	$25,000		$11,650
	2008	$26,300		$9,875
AB Global Value Portfolio	2007	$25,000		$11,650
	2008	$26,300		$9,875

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB U.S. Value Portfolio	2007	$663,472	$12,350
			$—
			$(12,350)
	2008	$318,625	$12,075
			$—
			$(12,075)
AB U.S. Large Cap Growth Portfolio	2007	$664,472	$13,350
			$—
			$(13,350)
	2008	$318,625	$12,075
			$—
			$(12,075)
AB Global Real Estate Investment Portfolio	2007	$669,622	$18,500
			$—
			$(18,500)
	2008	$322,225	$15,675
			$—
			$(15,675)
AB International Value Portfolio	2007	$662,622	$11,500
			$—
			$(11,500)
	2008	$317,475	$10,925
			$—
			$(10,925)
AB International Growth Portfolio	2007	$662,622	$11,500
			$—
			$(11,500)
	2008	$317,475	$10,925
			$—
			$(10,925)
AB Short Duration Bond Portfolio	2007	$662,472	$11,350
			$—
			$(11,350)
	2008	$315,709	$9,159
			$—
			$(9,159)
AB Intermediate Duration Bond Portfolio	2007	$662,472	$11,350
			$—
			$(11,350)
	2008	$315,709	$9,159
			$—
			$(9,159)
AB Inflation Protected Securities Portfolio	2007	$661,972	$10,850
			$—
			$(10,850)
	2008	$314,025	$7,475
			$—
			$(7,475)
AB High Yield Portfolio	2007	$664,972	$13,850
			$—
			$(13,850)
	2008	$314,625	$8,075
			$—
			$(8,075)
AB Small Mid-Cap Value Portfolio	2007	$663,472	$12,350
			$—
			$(12,350)
	2008	$316,125	$9,575
			$—
			$(9,575)

AB Small Mid-Cap Growth Portfolio	2007	$663,472	$12,350
			$—
			$(12,350)
	2008	$316,125	$9,575
			$—
			$(9,575)
AB Global Research Growth Portfolio	2007	$662,772	$11,650
			$—
			$(11,650)
	2008	$316,425	$9,875
			$—
			$(9,875)
AB Global Value Portfolio	2007	$662,772	$11,650
			$—
			$(11,650)
	2008	$316,425	$9,875
			$—
			$(9,875)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Pooling Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: October 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: October 28, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: October 28, 2008